    As filed with the Securities and Exchange Commission on February 28, 2007


                                        Securities Act registration no. 33-19228
                                        Investment Company Act file no. 811-5443
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                   ----------


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 50 [X]


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 53 [X]


                                   ----------

                            CALAMOS INVESTMENT TRUST
                                  (Registrant)
                               2020 Calamos Court
                           Naperville, Illinois 60563

                        Telephone number: (630) 245-7200

                                   ----------


James S. Hamman, Jr., Secretary               Cameron S. Avery
Calamos Advisors LLC                          Bell, Boyd & Lloyd LLP
2020 Calamos Court                            70 West Madison Street, Suite 3100
Naperville, Illinois 60563                    Chicago, Illinois 60602-4207
                              (Agents for service)


                                   ----------

Approximate Date of Proposed Public Offering: As soon as practicable following the effectiveness of the Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b) of rule 485


     [X]  on February 28, 2007 pursuant to paragraph (b) of rule 485


     [ ]  60 days after filing pursuant to paragraph (a)(1) of rule 485

     [ ]  on _______ pursuant to paragraph (a)(1) of rule 485


     [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485


     [ ]  on _____________ pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 Amending Parts A, B and C, and filing exhibits

================================================================================

                                Explanatory Note


This Post-Effective Amendment No. 50 to the Registration Statement contains the Calamos Family of Funds prospectus, the Calamos Global Equity Fund prospectus and the Class I shares and Class R shares prospectus supplement, statement of additional information, and Part C for all series of Calamos Investment Trust. This Post-Effective Amendment is being filed to register Calamos Global Equity Fund, a new series of Calamos Investment Trust, and Class R shares of each series and to satisfy the Registrant's annual update requirement.

[WOMAN IN CROWD PHOTO]
                                                   CALAMOS(R) FAMILY OF FUNDS

                                                   PROSPECTUS MARCH 1, 2007


                                                        Calamos Growth Fund
                                                     Calamos Blue Chip Fund
                                                         Calamos Value Fund
                                          Calamos International Growth Fund
                                      Calamos Global Growth and Income Fund
                                             Calamos Growth and Income Fund
                                                    Calamos High Yield Fund
                                                   Calamos Convertible Fund
                                         Calamos Market Neutral Income Fund
                                                   Calamos Multi-Fund Blend

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
   APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED
   WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                             (CALAMOS INVESTMENTS LOGO)

    Table of Contents



   THE FUNDS......................................3

     CALAMOS GROWTH FUND (CVGRX)..................4

     CALAMOS BLUE CHIP FUND (CBCAX)...............8

     CALAMOS VALUE FUND (CVAAX)..................12

     CALAMOS INTERNATIONAL GROWTH
       FUND (CIGRX)..............................16

     CALAMOS GLOBAL GROWTH AND INCOME FUND
       (CVLOX)...................................21

     CALAMOS GROWTH AND INCOME
       FUND (CVTRX)..............................27

     CALAMOS HIGH YIELD FUND (CHYDX).............33

     CALAMOS CONVERTIBLE FUND (CCVIX)............39

     CALAMOS MARKET NEUTRAL INCOME
       FUND (CVSIX)..............................45

     CALAMOS MULTI-FUND BLEND (CMQAX)............52

   PRINCIPAL RISKS OF INVESTING IN A FUND........58

   FUND FACTS....................................63

     WHO MANAGES THE FUNDS?......................63

     WHAT CLASSES OF SHARES DO THE FUNDS
       OFFER?....................................65

     HOW CAN I BUY SHARES?.......................69

     HOW CAN I SELL (REDEEM) SHARES?.............72

     TRANSACTION INFORMATION.....................75

     DISTRIBUTIONS AND TAXES.....................78

     OTHER INFORMATION...........................79

   FINANCIAL HIGHLIGHTS..........................82

   FOR MORE INFORMATION..................back cover

The Funds

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES COMMON TO THE FUNDS?


Each Fund described in this prospectus has different investment objectives and strategies, and may invest in different securities. The Funds differ principally in (i) how important growth potential and/or current income is considered when selecting investments, (ii) the types of securities selected as investments, such as convertible, fixed-income, equity or foreign securities, and (iii) the risks involved with an investment in a Fund. In seeking to meet the Funds' respective investment objectives, the Funds' investment adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-reward profile suitable for each Fund's objectives.


A Fund's investment objectives may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.


                                                  PROSPECTUS   March 1, 2007   3

Calamos Growth Fund (CVGRX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Growth Fund's investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in its investment adviser's opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the Fund's investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The Fund's investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.



The Fund anticipates that substantially all of its portfolio will consist of securities of companies with large and mid-sized market capitalizations. The Fund's investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. The Fund invests primarily in equity securities issued by U.S. companies.



When buying and selling securities, the Fund focuses on the issuer's financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a "top-down approach" of diversification by industry and company and by also focusing on macro-level investment themes. The Fund performs its own fundamental analysis, in addition to relying upon outside sources.



WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



EQUITY INVESTMENTS AND RISKS. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



GROWTH SECURITIES AND RISKS. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.



MID-SIZED COMPANY INVESTMENTS AND RISKS. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.

 4  CALAMOS FAMILY OF FUNDS

                                                             Calamos Growth Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS GROWTH FUND
[CALAMOS GROWTH FUND BAR CHART]

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                              GROWTH FUND
                                                                  -----------------------------------
1997                                                                             24.21
1998                                                                             27.31
1999                                                                             77.68
2000                                                                             26.59
2001                                                                             -7.68
2002                                                                            -15.88
2003                                                                             42.34
2004                                                                             18.64
2005                                                                              8.47
2006                                                                              1.45


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 48.25% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -18.31% (the 3rd quarter of 1998).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2006 and since the Fund's inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                        ONE YEAR      FIVE YEARS      TEN YEARS      SINCE INCEPTION*
 CLASS A
--------------------------------------------------
   Return before taxes                                    (3.38)%       8.28%          17.20%             16.94%
--------------------------------------------------
   Return after taxes on distributions                    (3.88)%       8.02%          15.55%             15.06%
--------------------------------------------------
   Return after taxes on distributions and sale of
   Fund shares                                            (1.51)%       7.19%          14.55%             14.34%
--------------------------------------------------
 CLASS B
--------------------------------------------------
   Return before taxes                                    (4.16)%       8.24%             --               4.35%
--------------------------------------------------
 CLASS C
--------------------------------------------------
   Return before taxes                                    (0.29)%       8.53%          17.18%             17.90%
--------------------------------------------------
 S&P 500 INDEX#                                           15.79%        6.19%           8.42%             11.77%+
--------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX##                         10.66%        8.22%           8.62%             12.27%@
--------------------------------------------------


  * Inception date for Class A shares is 9/4/90, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 9/3/96.

  # The S&P 500 Index is generally considered representative of the U.S. stock market.


 ## The Russell Midcap Growth Index measures the performance of those Russell
    Midcap companies with higher price-to-book ratios and higher growth values.



  + Since inception date for Class A shares.



  @ Index data shown is from 8/31/90 (comparative data is available only for full monthly periods).



                                                  PROSPECTUS   March 1, 2007   5

Calamos Growth Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  0.78%         0.78%         0.78%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.16%         0.16%         0.16%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.19%         1.94%         1.94%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"

 6  CALAMOS FAMILY OF FUNDS

                                                             Calamos Growth Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      591             835              1,098           1,850
----------------------------------------------------
 Class B*                                                     697             909              1,247           2,070
----------------------------------------------------
 Class C**                                                    297             609              1,047           2,264
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      591             835              1,098           1,850
----------------------------------------------------
 Class B*                                                     197             609              1,047           2,070
----------------------------------------------------
 Class C                                                      197             609              1,047           2,264
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5 and 10 years (0%).


                                                  PROSPECTUS   March 1, 2007   7

Calamos Blue Chip Fund (CBCAX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Blue Chip Fund's investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out a portfolio that opportunistically blends "Blue Chip" growth and value companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings) in "Blue Chip" companies. For this purpose, a Blue Chip company is one whose stock is included in the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average or a company with a market capitalization of at least $2 billion that the Fund's investment adviser believes is well established, well known and financially viable (usually with at least four consecutive quarters of as-reported earnings excluding discontinued operations and extraordinary items). The Fund invests primarily in equity securities issued by U.S. companies.


When buying and selling growth-oriented securities, the Fund focuses on the issuer's earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how an issuer's stock is valued relative to what the Fund's investment adviser considers to be the issuer's worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock's price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a "bottom-up approach") and quantitative research.

In its fundamental analysis, the Fund typically considers the issuer's financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a "top-down approach" of diversification by industry and company and by also focusing on macro-level investment themes.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



EQUITY INVESTMENTS AND RISKS. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



GROWTH SECURITIES AND RISKS. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.



VALUE SECURITIES AND RISKS. Value stocks involve the risk that they may never reach what the Fund's investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).



MID-SIZED COMPANY INVESTMENTS AND RISKS. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.


 8  CALAMOS FAMILY OF FUNDS

                                                          Calamos Blue Chip Fund


GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.


HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS BLUE CHIP FUND
(CALAMOS BLUE CHIP FUND BAR CHART)

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                            BLUE CHIP FUND
                                                                  -----------------------------------
2004                                                                              9.94
2005                                                                              6.05
2006                                                                             11.76


 For the period included in the bar chart, the Fund's highest return for a calendar quarter was 10.27% (the 4th quarter of 2004), and the Fund's lowest return for a calendar quarter was -3.00% (the 3rd quarter of 2004).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-year period ended December 31, 2006 and since the Fund's inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.


                                                  PROSPECTUS   March 1, 2007   9

Calamos Blue Chip Fund

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                                   ONE YEAR       SINCE INCEPTION*
 CLASS A
------------------------------------------------------------
   Return before taxes                                               6.49%              7.46%
------------------------------------------------------------
   Return after taxes on distributions                               6.39%              7.43%
------------------------------------------------------------
   Return after taxes on distributions and sale of Fund
   shares                                                            4.35%              6.41%
------------------------------------------------------------
 CLASS B
------------------------------------------------------------
   Return before taxes                                               5.98%              7.55%
------------------------------------------------------------
 CLASS C
------------------------------------------------------------
   Return before taxes                                               9.98%              8.38%
------------------------------------------------------------
 S&P 500 INDEX#                                                     15.79%             11.59%
------------------------------------------------------------


  * Inception date for Class A, Class B and Class C shares is 12/01/03.


  # The S&P 500 Index is generally considered representative of the U.S. stock market.


After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are

 10 CALAMOS FAMILY OF FUNDS

                                                          Calamos Blue Chip Fund

subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  1.00%         1.00%         1.00%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.18%         0.18%         0.18%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.43%         2.18%         2.18%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      614             906              1,219           2,107
----------------------------------------------------
 Class B*                                                     721             982              1,369           2,323
----------------------------------------------------
 Class C**                                                    321             682              1,169           2,513
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      614             906              1,219           2,107
----------------------------------------------------
 Class B*                                                     221             682              1,169           2,323
----------------------------------------------------
 Class C                                                      221             682              1,169           2,513
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5 and 10 years (0%).


                                                  PROSPECTUS   March 1, 2007  11

Calamos Value Fund (CVAAX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Value Fund's investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out stocks that, in its opinion, are undervalued according to certain financial measurements of their intrinsic value (such as the present value of the company's future free cash flow).



The Fund anticipates that it will invest primarily in U.S. equity securities. The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund's investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.


When buying and selling securities, the Fund takes a "bottom-up approach" that focuses on individual stock selection. The Fund uses quantitative research to determine how an issuer's stock is valued relative to what the Fund considers to be the issuer's intrinsic worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock's price. The Fund performs its own fundamental analysis, in addition to depending upon other sources.

In its analysis, the Fund typically considers the issuer's financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a "top-down approach" of diversification by industry and company and also focusing on macro-level investment themes.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?


EQUITY INVESTMENTS AND RISKS. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



VALUE SECURITIES AND RISKS. Value stocks involve the risk that they may never reach what the Fund's investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).



MID-SIZED AND SMALL COMPANY INVESTMENTS AND RISKS. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.


 12 CALAMOS FAMILY OF FUNDS

                                                              Calamos Value Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS VALUE FUND
[CALAMOS VALUE FUND BAR CHART]

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                              VALUE FUND
                                                                  -----------------------------------
2002                                                                             -18.7
2003                                                                             33.33
2004                                                                             13.28
2005                                                                              4.67
2006                                                                             14.59


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 21.17% (the 2nd quarter of 2003), and the Fund's lowest return for a calendar quarter was -17.20% (the 3rd quarter of 2002).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-year period ended December 31, 2006 and since the Fund's inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                                   ONE YEAR       SINCE INCEPTION*
 CLASS A
------------------------------------------------------------
   Return before taxes                                               9.12%              7.01%
------------------------------------------------------------
   Return after taxes on distributions                               8.30%              6.72%
------------------------------------------------------------
   Return after taxes on distributions and sale of Fund
   shares                                                            6.99%              6.05%
------------------------------------------------------------
 CLASS B
------------------------------------------------------------
   Return before taxes                                               8.61%              6.94%
------------------------------------------------------------
 CLASS C
------------------------------------------------------------
   Return before taxes                                              12.71%              7.24%
------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX#                                          22.25%             10.86%@
------------------------------------------------------------


  * Inception date for Class A, Class B and Class C shares is 1/2/02.

  # The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.


  @ Index data shown is from 12/31/01 (comparative data is available only for full monthly periods).



                                                  PROSPECTUS   March 1, 2007  13

Calamos Value Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  1.00%         1.00%         1.00%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.21%         0.21%         0.21%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.46%         2.21%         2.21%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"

 14 CALAMOS FAMILY OF FUNDS

                                                              Calamos Value Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      617              915             1,235           2,138
----------------------------------------------------
 Class B*                                                     724              991             1,385           2,355
----------------------------------------------------
 Class C**                                                    324              691             1,185           2,544
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      617             915              1,235           2,138
----------------------------------------------------
 Class B*                                                     224             691              1,185           2,355
----------------------------------------------------
 Class C                                                      224             691              1,185           2,544
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%).


                                                  PROSPECTUS   March 1, 2007  15

Calamos International Growth Fund (CIGRX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



International Growth Fund's investment objective is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in its investment adviser's opinion, offer some of the best opportunities for growth, both within and outside the U. S., provided such securities satisfy certain criteria. First, the Fund's investment adviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The Fund's investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio.



The Fund anticipates that under normal circumstances its investment adviser's investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.


The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund's investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.


When buying and selling the types of securities referenced above, the Fund's investment adviser focuses on the issuer's potential for revenue and earnings growth and return on capital as well as the sustainability of these factors. It also typically considers the issuer's earnings and cashflow forecast and quality of management. The Fund's investment adviser performs its own fundamental analysis, in addition to relying upon outside sources.


In constructing its portfolio, the Fund seeks to lower the risks of investing in stocks by using a "top-down approach" of diversification by industry and company and by also focusing on macro-level investment themes.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



EQUITY INVESTMENTS AND RISKS. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



GROWTH SECURITIES AND RISKS. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.



FOREIGN SECURITIES AND RISKS. The Fund may invest up to 100% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.



Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and


 16 CALAMOS FAMILY OF FUNDS

                                               Calamos International Growth Fund


economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.



MID-SIZED AND SMALL COMPANY INVESTMENTS AND RISKS. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.



EMERGING MARKETS SECURITIES AND RISKS. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.



                                                  PROSPECTUS   March 1, 2007  17

Calamos International Growth Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS INTERNATIONAL GROWTH FUND
(CALAMOS INTERNATIONAL GROWTH FUND BAR CHART)

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                       INTERNATIONAL GROWTH FUND
                                                                  -----------------------------------
2006                                                                             21.55


 For the period included in the bar chart, the Fund's highest return for a calendar quarter was 13.25% (the 4th quarter of 2006), and the Fund's lowest return for a calendar quarter was -4.05% (the 2nd quarter of 2006).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-year period ended December 31, 2006 and since the Fund's inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                                   ONE YEAR       SINCE INCEPTION*
 CLASS A
------------------------------------------------------------
   Return before taxes                                              15.79%             19.61%
------------------------------------------------------------
   Return after taxes on distributions                              15.78%             19.54%
------------------------------------------------------------
   Return after taxes on distributions and sale of Fund
   shares                                                           10.52%             16.87%
------------------------------------------------------------
 CLASS B
------------------------------------------------------------
   Return before taxes                                              15.73%             20.06%
------------------------------------------------------------
 CLASS C
------------------------------------------------------------
   Return before taxes                                              19.66%             21.94%
------------------------------------------------------------
 MSCI EAFE GROWTH INDEX#                                            22.69%             18.90%
------------------------------------------------------------


  * Inception date for Class A, Class B and Class C shares is 3/16/05.


  # The MCSI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada).


After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after

 18 CALAMOS FAMILY OF FUNDS

                                               Calamos International Growth Fund

taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge Load Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS):
------------------------------------------------------------
   Management Fees(4)                                               1.00%         1.00%         1.00%
------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.27%         0.27%         0.27%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.52%         2.27%         2.27%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"


 (4) The management fee is subject to a performance adjustment that will either increase or decrease the management fee depending on whether the Fund outperforms or underperforms its benchmark, the MSCI EAFE Growth Index, over the applicable measurement period. Because the performance adjustment is tied to the Fund's performance relative to that of a benchmark (and not to its absolute performance), the fee payable to the Fund's investment adviser could increase even if the Fund's shares lose value and could decrease even if the Fund's shares increase in value. See "Fund Facts -- Who Manages the Funds?" for information regarding the calculation of the performance adjustment.


                                                  PROSPECTUS   March 1, 2007  19

Calamos International Growth Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                                ONE YEAR    THREE YEARS    FIVE YEARS     TEN YEARS
 Class A                                                           622           932          1,265         2,201

------------------------------------------------------------
 Class B*                                                          730         1,009          1,415         2,417

------------------------------------------------------------
 Class C**                                                         330           709          1,215         2,605

------------------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR
                                                                          THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      622              932             1,265           2,201
----------------------------------------------------
 Class B*                                                     230              709             1,215           2,417
----------------------------------------------------
 Class C                                                      230              709             1,215           2,605
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%).

 20 CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund (CVLOX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Global Growth and Income Fund's investment objective is high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally-diversified portfolio of convertible, equity and fixed-income securities without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in its investment adviser's opinion, the appropriate balance between risk and reward in terms of growth and income.


The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund's investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.


The Fund anticipates that under normal circumstances its investment adviser's investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.



WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



CONVERTIBLE SECURITIES AND RISKS. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.



Certain convertible debt securities include a "put option," which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.



The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.



SYNTHETIC CONVERTIBLE INSTRUMENTS AND RISKS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the


                                                  PROSPECTUS   March 1, 2007  21

Calamos Global Growth and Income Fund

convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.



RULE 144A SECURITIES AND RISKS. Some securities ("Rule 144A Securities") in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities generally must be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements.



Under the supervision of the Fund's board of trustees, the Fund's investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund's investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES) AND RISKS. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc. or securities that are not rated but are considered by the Fund's investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund's investment in the security, the Fund's investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.



Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.



FOREIGN SECURITIES AND RISKS. The Fund may invest up to 100% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.



Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.


 22 CALAMOS FAMILY OF FUNDS

                                           Calamos Global Growth and Income Fund


EQUITY INVESTMENTS AND RISKS. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



GROWTH SECURITIES AND RISKS. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.



MID-SIZED AND SMALL COMPANY INVESTMENTS AND RISKS. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.



EMERGING MARKETS SECURITIES AND RISKS. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.



                                                  PROSPECTUS   March 1, 2007  23

Calamos Global Growth and Income Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS GLOBAL GROWTH AND INCOME FUND [CALAMOS GLOBAL GROWTH AND INCOME FUND BAR CHART]

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                     GLOBAL GROWTH AND INCOME FUND
                                                                  -----------------------------------
1997                                                                             18.34
1998                                                                             14.09
1999                                                                             47.22
2000                                                                             -5.86
2001                                                                                -7
2002                                                                              -5.4
2003                                                                             22.61
2004                                                                              8.69
2005                                                                             19.16
2006                                                                             15.89


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 32.29% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -11.91% (the 3rd quarter of 1998).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2006 and since the Fund's inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                        ONE YEAR      FIVE YEARS      TEN YEARS      SINCE INCEPTION*
 CLASS A
--------------------------------------------------
   Return before taxes                                   10.39%         10.65%          11.19%            11.39%
--------------------------------------------------
   Return after taxes on distributions                    9.47%         10.01%           9.85%            10.08%
--------------------------------------------------
   Return after taxes on distributions and sale of
   Fund shares                                            7.39%          8.96%           9.12%             9.34%
--------------------------------------------------
 CLASS B
--------------------------------------------------
   Return before taxes                                   10.07%         10.61%             --              7.26%
--------------------------------------------------
 CLASS C
--------------------------------------------------
   Return before taxes                                   14.02%         10.85%          11.13%            11.39%
--------------------------------------------------
 MSCI WORLD INDEX#                                       20.65%         10.49%           8.08%             8.70%@


--------------------------------------------------

  * Inception date for Class A shares is 9/9/96, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 9/24/96.


  # The MSCI World Index (US Dollar) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region.



  @ Index data shown is from 8/31/96 (comparative data is available only for full monthly periods).

 24 CALAMOS FAMILY OF FUNDS

                                           Calamos Global Growth and Income Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  0.99%         0.99%         0.99%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.17%         0.17%         0.17%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.41%         2.16%         2.16%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.5% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"


                                                  PROSPECTUS   March 1, 2007  25

Calamos Global Growth and Income Fund

EXAMPLES:

The two following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      612             900              1,209           2,086
----------------------------------------------------
 Class B*                                                     719             976              1,359           2,303
----------------------------------------------------
 Class C**                                                    319             676              1,159           2,493
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      612             900              1,209           2,086
----------------------------------------------------
 Class B*                                                     219             676              1,159           2,303
----------------------------------------------------
 Class C                                                      219             676              1,159           2,493
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5, and 10 years (0%).

 26 CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund (CVTRX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Growth and Income Fund's investment objective is high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities of U.S. issuers without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in its investment adviser's opinion, the appropriate balance between risk and reward in terms of growth and income.


The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund's investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from two to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



CONVERTIBLE SECURITIES AND RISKS. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.



Certain convertible debt securities include a "put option," which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.



The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.



SYNTHETIC CONVERTIBLE INSTRUMENTS AND RISKS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the


                                                  PROSPECTUS   March 1, 2007  27

Calamos Growth and Income Fund

convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.



RULE 144A SECURITIES AND RISKS. Some securities ("Rule 144A Securities") in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund's board of trustees, the Fund's investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund's investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES) AND RISKS. The Fund may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc. or securities that are not rated but are considered by the Fund's investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund's investment in the security, the Fund's investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.



Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.



EQUITY INVESTMENTS AND RISKS. The Fund may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



GROWTH SECURITIES AND RISKS. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.



MID-SIZED AND SMALL COMPANY INVESTMENTS AND RISKS. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.


 28 CALAMOS FAMILY OF FUNDS

                                                  Calamos Growth and Income Fund


SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.



                                                  PROSPECTUS   March 1, 2007  29

Calamos Growth and Income Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS GROWTH AND INCOME FUND
[CALENDAR YEAR PERFORMANCE BAR GRAPH]

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                         GROWTH & INCOME FUND
                                                                  -----------------------------------
1997                                                                             23.34
1998                                                                             17.62
1999                                                                             52.97
2000                                                                              6.86
2001                                                                             -2.38
2002                                                                             -4.10
2003                                                                             27.57
2004                                                                              9.67
2005                                                                              8.06
2006                                                                              9.83


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 34.39% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -9.74% (the 3rd quarter of 1998).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2006 and since the Fund's inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                        ONE YEAR      FIVE YEARS      TEN YEARS      SINCE INCEPTION*
 CLASS A
--------------------------------------------------
   Return before taxes                                    4.61%         8.68%          13.38%             13.62%
--------------------------------------------------
   Return after taxes on distributions                    3.21%         7.78%          11.45%             11.32%
--------------------------------------------------
   Return after taxes on distributions and sale of
   Fund shares                                            4.20%         7.15%          10.77%             10.85%
--------------------------------------------------
 CLASS B
--------------------------------------------------
   Return before taxes                                    4.06%         8.65%             --               7.80%
--------------------------------------------------
 CLASS C
--------------------------------------------------
   Return before taxes                                    8.05%         8.93%          13.39%             13.85%
--------------------------------------------------
 S&P 500 INDEX#                                          15.79%         6.19%           8.42%             11.98%+
--------------------------------------------------
 VALUE LINE CONVERTIBLE INDEX##                          10.64%         8.59%           6.38%              8.84%@
--------------------------------------------------


  * Inception date for Class A shares is 9/22/88, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 8/5/96.

  # The S&P 500 Index is generally considered representative of the U.S. stock market.


 ## The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.



  + Since inception date for Class A shares.



  @ Index data shown is from 9/30/88 (comparative data is available only for full monthly periods).


 30 CALAMOS FAMILY OF FUNDS

                                                  Calamos Growth and Income Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  0.66%         0.66%         0.66%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.14%         0.14%         0.14%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.05%         1.80%         1.80%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"


                                                  PROSPECTUS   March 1, 2007  31

Calamos Growth and Income Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      577             793              1,027           1,697
----------------------------------------------------
 Class B*                                                     683             866              1,175           1,919
----------------------------------------------------
 Class C**                                                    283             566                975           2,116
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      577             793              1,027           1,697
----------------------------------------------------
 Class B*                                                     183             566                975           1,919
----------------------------------------------------
 Class C                                                      183             566                975           2,116
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5 and 10 years (0%).

 32 CALAMOS FAMILY OF FUNDS

Calamos High Yield Fund (CHYDX)

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

High Yield Fund's primary objective is the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain, where consistent with the Fund's primary objective.

The Fund invests primarily in a diversified portfolio of high yield fixed-income securities (often referred to as "junk bonds") issued by both U.S. and foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in high yield fixed-income securities.


The high yield fixed-income securities in which the Fund intends to invest have lower credit ratings than investment grade securities (those rated BBB or higher by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Baa or higher by Moody's Investor Services, Inc.). However, junk bonds typically offer a significantly higher yield, as well as greater risks, than investment grade securities. S&P's and Moody's ratings are used only as preliminary indicators of investment quality. The Fund also uses its own credit research and analysis.



The Fund may invest in both convertible and non-convertible high yield bonds and each shall be considered high yield fixed-income securities for purposes of the Fund's policy of investing at least 80% of its net assets (plus any borrowings) in junk bonds. Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities.


Achievement of the Fund's investment objectives will be more dependent on its investment adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. The investment adviser's analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology and foreign business exposure.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS) AND RISKS. The Fund may invest without limit in junk bonds, as discussed above. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in junk bonds involves greater investment risk, including the possibility of issuer default or bankruptcy, than that of higher-quality instruments. An economic downturn could severely disrupt the market for junk bonds and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.



CONVERTIBLE SECURITIES AND RISKS. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.



Certain convertible debt securities include a "put option," which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.



The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.


                                                  PROSPECTUS   March 1, 2007  33

Calamos High Yield Fund


SYNTHETIC CONVERTIBLE INSTRUMENTS AND RISKS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.



RULE 144A SECURITIES AND RISKS. Some securities ("Rule 144A Securities") in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund's board of trustees, the Fund's investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund's investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security.


 34 CALAMOS FAMILY OF FUNDS

                                                         Calamos High Yield Fund


Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objectives is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.


HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS HIGH YIELD FUND
[CALENDAR YEAR PERFORMANCE BAR GRAPH]

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                            HIGH YIELD FUND
                                                                  -----------------------------------
2000                                                                              1.14
2001                                                                             10.19
2002                                                                              0.47
2003                                                                             24.78
2004                                                                             10.93
2005                                                                              2.22
2006                                                                             10.23


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 9.53% (the 2nd quarter of 2003), and the Fund's lowest return for a calendar quarter was -7.91% (the 3rd quarter of 2002).


The following table shows how the Fund's average annual performance (before and after taxes) for the one- and five-year periods ended December 31, 2006 and since the Fund's inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

                                                  PROSPECTUS   March 1, 2007  35

Calamos High Yield Fund

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                                   ONE YEAR       FIVE YEARS       SINCE INCEPTION*
 CLASS A
------------------------------------------------------------
   Return before taxes                                               4.98%           8.34%              7.05%
------------------------------------------------------------
   Return after taxes on distributions                               2.53%           5.90%              4.61%
------------------------------------------------------------
   Return after taxes on distributions and sale of Fund
   shares                                                            3.32%           5.74%              4.55%
------------------------------------------------------------
 CLASS B
------------------------------------------------------------
   Return before taxes                                               4.52%           8.31%              9.21%
------------------------------------------------------------
 CLASS C
------------------------------------------------------------
   Return before taxes                                               8.46%           8.55%              9.19%
------------------------------------------------------------
 CSFB HIGH YIELD INDEX#                                             11.93%          11.07%              7.43%@
------------------------------------------------------------



  * Inception date for Class A shares is 8/2/99 and inception date for Class B and Class C shares is 12/21/00.



  # The CSFB High Yield Index is an unmanaged index of high yield debt securities.



  @ Index data shown is from 7/31/99 (comparative data is available only for full monthly periods).


After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

 36 CALAMOS FAMILY OF FUNDS

                                                         Calamos High Yield Fund

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  0.75%         0.75%         0.75%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.17%         0.17%         0.17%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.17%         1.92%         1.92%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"


                                                  PROSPECTUS   March 1, 2007  37

Calamos High Yield Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      589             829              1,088           1,828
----------------------------------------------------
 Class B*                                                     695             903              1,237           2,048
----------------------------------------------------
 Class C**                                                    295             603              1,037           2,243
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      589             829              1,088           1,828
----------------------------------------------------
 Class B*                                                     195             603              1,037           2,048
----------------------------------------------------
 Class C                                                      195             603              1,037           2,243
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5 and 10 years (0%).

 38 CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund* (CCVIX)

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

Convertible Fund's primary objective is current income, with growth as its secondary objective.


The Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies without regard to market capitalization. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in convertible securities. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.


The Fund believes there are various advantages to buying convertible securities, including:

   - the potential for capital appreciation if the value of the underlying common stock increases;

   - the relatively high yield received from dividend or interest payments as compared to common stock dividends; and

   - the relatively lower price volatility as compared to common stock.

The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible security's value. The convertible security's value tends to increase when the market value of the underlying common stock increases.


The Fund typically applies a four-step approach when buying and selling convertible securities:

   1. Evaluating the default risk of the convertible security using traditional credit analysis;

   2. Analyzing the convertible security's underlying common stock to determine its capital appreciation potential;

   3. Assessing the convertible security's risk/return potential; and

   4. Evaluating the convertible security's impact on the Fund's overall composition and diversification strategy.


In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer's financial soundness, ability to make interest and dividend payments, earnings and cashflow forecast and quality of management.



WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



CONVERTIBLE SECURITIES AND RISKS. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.



Certain convertible debt securities include a "put option," which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.



The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.


---------------

* PLEASE NOTE: The Convertible Fund closed to all purchases of shares as of the close of business on April 30, 2003. Please refer to "Fund Facts -- How can I buy shares" for additional information.

                                                  PROSPECTUS   March 1, 2007  39

Calamos Convertible Fund


SYNTHETIC CONVERTIBLE INSTRUMENTS AND RISKS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy of investing at least 80% of its net assets (plus any borrowings) in convertible securities.


The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.



RULE 144A SECURITIES AND RISKS. Some securities ("Rule 144A Securities") in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund's board of trustees, the Fund's investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund's investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES) AND RISKS. The Fund may invest in convertible and non-convertible debt securities, including without limit in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc. or securities that are not rated but are considered by the Fund's investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund's investment in the security, the Fund's investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.



Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such


 40 CALAMOS FAMILY OF FUNDS

                                                        Calamos Convertible Fund


securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.



EQUITY INVESTMENTS AND RISKS. The Fund typically will invest approximately 5% to 20% of its net assets equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



FOREIGN SECURITIES AND RISKS. The Fund may invest up to 25% of its net assets in securities of foreign issuers, but generally will invest approximately 5% to 15% of net assets in foreign securities. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.



Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.



MID-SIZED AND SMALL COMPANY INVESTMENTS AND RISKS. The Fund may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.



SECURITIES LENDING AND RISKS. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.



TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objectives is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.


                                                  PROSPECTUS   March 1, 2007  41

Calamos Convertible Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS CONVERTIBLE FUND
[CALENDAR YEAR PERFORMANCE BAR GRAPH]

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                           CONVERTIBLE FUND
                                                                  -----------------------------------
1997                                                                             20.81
1998                                                                             11.64
1999                                                                             35.09
2000                                                                              7.25
2001                                                                             -4.28
2002                                                                             -4.56
2003                                                                             25.01
2004                                                                              7.54
2005                                                                              2.82
2006                                                                              9.12


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 25.59% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -10.54% (the 3rd quarter of 1998).


The following table shows how the Fund's average annual performance (before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2006 and since the Fund's inception compared with a broad measure of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                   ONE YEAR      FIVE YEARS      TEN YEARS      SINCE INCEPTION*
 CLASS A
---------------------------------------------
   Return before taxes                               3.93%         6.51%           9.88%             10.61%
---------------------------------------------
   Return after taxes on distributions               1.66%         4.78%           7.75%              8.23%
---------------------------------------------
   Return after taxes on distributions and
   sale of Fund shares                               3.67%         4.87%           7.55%              8.05%
---------------------------------------------
 CLASS B
---------------------------------------------
   Return before taxes                               3.31%         6.44%             --               6.28%
---------------------------------------------
 CLASS C
---------------------------------------------
   Return before taxes                               7.34%         6.75%           9.77%             10.20%
---------------------------------------------
 VALUE LINE CONVERTIBLE INDEX#                      10.64%         8.59%           6.38%              8.81%@
---------------------------------------------


  * Inception date for Class A shares is 6/21/85, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 7/5/96.

  # The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.


  @ Index data shown is from 6/30/85 (comparative data is available only for full monthly periods).


 42 CALAMOS FAMILY OF FUNDS

                                                        Calamos Convertible Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.



                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  0.73%         0.73%         0.73%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses                                                   0.14%         0.14%         0.14%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.12%         1.87%         1.87%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"


                                                  PROSPECTUS   March 1, 2007  43

Calamos Convertible Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      584             814              1,063           1,773
----------------------------------------------------
 Class B*                                                     690             888              1,211           1,995
----------------------------------------------------
 Class C**                                                    290             588              1,011           2,190
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      584             814              1,063           1,773
----------------------------------------------------
 Class B*                                                     190             588              1,011           1,995
----------------------------------------------------
 Class C                                                      190             588              1,011           2,190
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5 and 10 years (0%).

 44 CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund (CVSIX)


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Market Neutral Income Fund's investment objective is high current income consistent with stability of principal.



The Fund's investment strategy can be characterized as "market neutral" because it seeks to achieve maximum current income while maintaining a low correlation to the fluctuations of the U.S. equity market as a whole. The Fund invests mainly in convertible securities of U.S. issuers without regard to market capitalization and employs short selling to enhance income and hedge against market risk. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.


CONVERTIBLE SECURITIES INVESTING. The Fund believes there are various advantages to buying convertible securities, including:

   - the potential for capital appreciation if the value of the underlying common stock increases;


   - the relatively high yield received from dividend or interest payments as compared to common stock dividends; and


   - the relatively lower price volatility as compared to common stock.

The Fund typically applies a four-step approach when buying and selling convertible securities:

   1. Evaluating the default risk of the convertible security using traditional credit analysis;

   2. Analyzing the convertible security's underlying common stock to determine its capital appreciation potential;

   3. Assessing the convertible security's risk/return potential; and

   4. Evaluating the convertible security's impact on the Fund's overall composition and diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer's financial soundness, ability to make interest and dividend payments, earnings cashflow forecast and quality of management.

CONVERTIBLE HEDGING. The Fund seeks to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the Fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the Fund's obligation to the lending broker and are invested in liquid securities. The Fund anticipates that, from time to time, approximately 30% to 70% of its net assets will be employed for short sales.

If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund's gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales.

In determining the appropriate portion of the Fund's equity exposure to hedge, it may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility.


COVERED CALL WRITING. The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.



                                                  PROSPECTUS   March 1, 2007  45

Calamos Market Neutral Income Fund


In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or certain ETFs that trade like common stocks but seek to replicate such market indexes.


OTHER PRINCIPAL STRATEGIES. The Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds"). In addition, the Fund may engage in active and frequent trading of portfolio securities.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RELATED RISKS?



CONVERTIBLE SECURITIES AND RISKS. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.



Certain convertible debt securities include a "put option," which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.



The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.



SYNTHETIC CONVERTIBLE INSTRUMENTS AND RISKS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.


 46 CALAMOS FAMILY OF FUNDS

                                              Calamos Market Neutral Income Fund


RULE 144A SECURITIES AND RISKS. Some securities ("Rule 144A Securities") in which the Fund invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund's board of trustees, the Fund's investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if the Fund's investment adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES) AND RISKS. The Fund may invest in convertible and non-convertible debt securities, including without limit in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc. or securities that are not rated but are considered by the Fund's investment adviser, to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund's investment in the security, the Fund's investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.



Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.



OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.



The Fund is authorized to purchase and sell exchange-listed options and over-the-counter ("OTC") options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund's ability to utilize options successfully will depend on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured.



Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund's



                                                  PROSPECTUS   March 1, 2007  47

Calamos Market Neutral Income Fund


investment adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.



SHORT SALES AND RISKS. A short sale may be effected when the Fund's investment adviser believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.



PORTFOLIO TURNOVER RISK. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities.



TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. Whether the Fund achieves its investment objective is significantly impacted by whether the Fund's investment adviser is able to choose suitable investments for the Fund. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.


HOW HAS THE FUND PERFORMED IN THE PAST?

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund's past performance (before and after taxes) cannot predict how it will perform in the future. The information in the chart is for Class A shares and does not reflect sales charges, which reduce return.

 CALENDAR YEAR PERFORMANCE -- CALAMOS MARKET NEUTRAL INCOME FUND
(CALAMOS MARKET NEUTRAL FUND BAR CHART)

                                                                  CALENDAR YEAR PERFORMANCE - CALAMOS
                                                                      MARKET NEUTRAL INCOME FUND
                                                                  -----------------------------------
1997                                                                             14.00
1998                                                                             10.04
1999                                                                             13.68
2000                                                                             10.33
2001                                                                              8.49
2002                                                                              6.61
2003                                                                              9.36
2004                                                                              4.94
2005                                                                             -2.05
2006                                                                              8.42


 For the periods included in the bar chart, the Fund's highest return for a calendar quarter was 6.94% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -3.63% (the 1st quarter of 2005).


 48 CALAMOS FAMILY OF FUNDS

                                              Calamos Market Neutral Income Fund

The following table shows how the Fund's average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2006 and since the Fund's inception compared with broad measures of market performance. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. "Return after taxes on distributions and sale of Fund shares" shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                        ONE YEAR      FIVE YEARS      TEN YEARS      SINCE INCEPTION*
 CLASS A
--------------------------------------------------
   Return before taxes                                    3.27%          4.36%          7.76%              8.11%
--------------------------------------------------
   Return after taxes on distributions                    1.92%          1.99%          5.48%              5.71%
--------------------------------------------------
   Return after taxes on distributions and sale of
   Fund shares                                            2.24%          2.33%          5.37%              5.60%
--------------------------------------------------
 CLASS B
--------------------------------------------------
   Return before taxes                                    2.60%          4.28%            --               5.29%
--------------------------------------------------
 CLASS C
--------------------------------------------------
   Return before taxes                                    6.55%          4.58%            --               5.59%
--------------------------------------------------
 LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX#                 3.78%          5.17%          6.26%              7.37%@
--------------------------------------------------
 CITIGROUP 30-DAY TREASURY BILL INDEX##                   4.75%          2.31%          3.46%              3.81%@
--------------------------------------------------


  * Inception date for Class A is 9/4/90, inception date for Class B shares is 9/11/00 and inception date for Class C shares is 2/16/00.


  # The Lehman Brothers Government/Credit Index comprises long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.



 ## The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money market investments.



  @ Index data shown is from 8/31/90 (comparative data is available only for full monthly periods).


After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

                                                  PROSPECTUS   March 1, 2007  49

Calamos Market Neutral Income Fund

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                               4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)            None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                          None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                     None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                  0.74%         0.74%         0.74%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                         0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses(4)                                                0.26%         0.26%         0.26%
------------------------------------------------------------
   Total Annual Operating Expenses                                  1.25%         2.00%         2.00%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell shares?"


 (4) Includes 0.10% related to dividend expense on short positions.


 50 CALAMOS FAMILY OF FUNDS

                                              Calamos Market Neutral Income Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year, three years, five years and ten years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      596              853             1,129           1,915
----------------------------------------------------
 Class B*                                                     703              927             1,278           2,134
----------------------------------------------------
 Class C**                                                    303              627             1,078           2,327
----------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                           ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
 Class A                                                      596             853              1,129           1,915
----------------------------------------------------
 Class B*                                                     203             627              1,078           2,134
----------------------------------------------------
 Class C                                                      203             627              1,078           2,327
----------------------------------------------------


  * Assumes conversion to Class A shares in years nine and ten. For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%);
    3, 5 and 10 years (0%).


                                                  PROSPECTUS   March 1, 2007  51

Calamos Multi-Fund Blend (CMQAX)

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

Multi-Fund Blend's primary objective is long-term capital growth. Its secondary investment objective is current income.

The Fund seeks to achieve its investment objectives by investing primarily in Class I shares of a combination of CALAMOS Funds (the "underlying funds") on a fixed percentage basis. This type of mutual fund is sometimes called a "fund of funds." The Fund targets equal allocations of its assets among CALAMOS Growth Fund, CALAMOS Value Fund and CALAMOS Global Growth and Income Fund -- generally, each underlying fund receives approximately one-third of the Fund's assets.

The Fund does not actively manage its investments in the underlying funds, although the underlying funds' portfolio investments are actively managed by the investment adviser of the Fund and the underlying funds. The Fund's investment adviser monitors the Fund's percentage allocation to the underlying funds on a daily basis to determine whether the Fund's allocation remains close to its target, but it does not deviate from the Fund's fixed allocation target. However, because the underlying funds' investment results vary and may thereby cause the Fund's actual allocations to stray from its target allocation percentage, the Fund's investment adviser rebalances the Fund's allocations to the underlying funds whenever the actual allocations deviate approximately plus or minus 5% from the Fund's target allocation.

Although the Fund is not an asset allocation fund, its investment adviser may, as it deems appropriate based on economic, market and financial conditions, review the target allocation percentages among the underlying funds and may adjust the amount of its assets invested in each underlying fund as such economic, market and financial conditions warrant. Any changes in the Fund's target allocation among the underlying funds are expected to be infrequent.

The Fund's ability to achieve its investment objectives depends on the underlying funds' ability to achieve their respective investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund, indirectly through its investment in the underlying funds, and the underlying funds directly, invest primarily in U.S. and foreign equity and convertible securities. The Fund also invests proceeds awaiting investment into the underlying funds and proceeds from the liquidation of holdings in the underlying funds to fulfill redemption requests in short-term securities. The Fund's investment in short-term securities is not part of its principal investment strategy.


The investment objectives and principal strategies of Growth Fund are described on page 4, of Value Fund are described on page 12 and of Global Growth and Income Fund are described on page 21 of this prospectus.



WHAT ARE THE FUND'S AND THE UNDERLYING FUNDS' SIGNIFICANT INVESTMENTS, INVESTMENT-RELATED ACTIVITIES AND THEIR RISKS?



Although the Fund typically intends to invest directly only in the underlying funds, the Fund indirectly is exposed to the underlying funds' investments, investment-related activities and risks discussed below.



EQUITY INVESTMENTS AND RISKS. The underlying funds may invest in exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



GROWTH SECURITIES AND RISKS. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.



VALUE SECURITIES AND RISKS. Value stocks involve the risk that they may never reach what the underlying funds' investment adviser believes is their full market value. A value fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).


 52 CALAMOS FAMILY OF FUNDS

                                                        Calamos Multi-Fund Blend


MID-SIZED AND SMALL COMPANY INVESTMENTS AND RISKS. The underlying funds may invest in mid-sized and small company stocks, which have historically been subject to greater investment risk than large company stocks. The prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.



FOREIGN SECURITIES AND RISKS. The underlying funds may invest their net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. The underlying funds also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the underlying funds to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.



Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in than in U.S. markets.



CONVERTIBLE SECURITIES AND RISKS. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.



Certain convertible debt securities include a "put option," which entitles the purchaser to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by an underlying fund is called for redemption, the underlying fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable.



The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.



SYNTHETIC CONVERTIBLE INSTRUMENTS AND RISKS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, an underlying fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.



An underlying fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than



                                                  PROSPECTUS   March 1, 2007  53

Calamos Multi-Fund Blend


purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.



The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.



RULE 144A SECURITIES AND RISKS. Some securities ("Rule 144A Securities") in which the underlying funds invest, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the underlying funds. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act or otherwise exempted or excepted from such registration requirements.



Under the supervision of the board of trustees, the underlying funds' investment adviser will determine whether Rule 144A Securities are illiquid. Typically, an underlying fund purchases Rule 144A Securities only if the underlying funds' investment adviser has determined them to be liquid. If any Rule 144A Security held by an underlying fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES) AND RISKS. The underlying funds may invest in convertible and non-convertible debt securities, including, without limit, in high yield fixed-income securities, also known as junk bonds. Junk bonds are securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc. or securities that are not rated but are considered by the underlying funds' investment adviser, to be of similar quality. The underlying funds may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the underlying fund's investment in the security, the underlying fund's investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.



Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Junk bonds are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium-or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.



EMERGING MARKETS SECURITIES AND RISKS. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.



SECURITIES LENDING AND RISKS. The underlying funds may lend their portfolio securities to broker-dealers and banks in order to generate additional income. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the underlying fund. In the event of bankruptcy or other default of a borrower of portfolio securities, an underlying fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses. In an effort to reduce these risks, the underlying funds' securities lending agent monitors, and reports to the underlying funds' investment adviser on, the creditworthiness of the firms to which the underlying funds lend securities. Although not a principal investment strategy, the underlying funds may engage in securities lending to a significant extent.


 54 CALAMOS FAMILY OF FUNDS

                                                        Calamos Multi-Fund Blend


TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service.



FUND OF FUNDS RISK. The Fund's investment adviser uses a fund of funds strategy to try to achieve the Fund's investment objectives. There is a risk that the underlying funds in which the Fund invests will not produce the returns that the Fund's investment adviser expects and that the underlying funds and the Fund will decrease in value. The Fund is not designed to provide comprehensive asset allocation.



GENERAL RISKS. As with any security, there are market and investment risks associated with your investment in the Fund. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. Certain events have a disruptive effect on securities markets. The value of your investment will fluctuate over time and it is possible to lose money.



More information about Fund investments and strategies is provided in the Statement of Additional Information. SEE "PRINCIPAL RISKS OF INVESTING IN A FUND" FOR MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND.



                                                  PROSPECTUS   March 1, 2007  55

Calamos Multi-Fund Blend

HOW HAS THE FUND PERFORMED IN THE PAST?

Performance information has not been presented for the Fund because the Fund has not been in existence for at least one calendar year. The Fund's inception date is June 28, 2006.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the assets in the Fund. You also bear a portion of the underlying funds' expenses. There is no duplication of fees among the Fund and the underlying funds except possibly for a negligible overlap in expenses relating to audit and administrative services provided to both the Fund and underlying funds. See "Fund Facts -- What classes of shares do the Funds offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                                4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)             None(1)       5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge Load Imposed on Reinvested
   Dividends/Distributions                                           None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                 2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                      None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees(4)                                                None          None          None
------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                          0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses(5)                                                10.66%        10.66%        10.66%
------------------------------------------------------------
   Less Expense Reimbursements(5)                                  (10.41)%      (10.41)%      (10.41)%
------------------------------------------------------------
   Net Other Expenses                                                0.25%         0.25%         0.25%
------------------------------------------------------------
   Annual Fund Operating Expenses                                    0.50%         1.25%         1.25%
------------------------------------------------------------
   Acquired Fund Operating Expenses (Estimated Indirect
   Expenses of Underlying Funds)(6)                                  1.11%         1.11%         1.11%
------------------------------------------------------------
   Total Annual Fund Operating Expenses                              1.61%         2.36%         2.36%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How Can I Sell Shares?"

 (4) The Fund does not directly bear a management fee, but the Fund indirectly bears the management fee (and other expenses) of the underlying funds.

 (5) Because the Fund has been in operation for less than one year, the amounts shown for Other Expenses are based on estimated amounts for the current fiscal year. CALAMOS ADVISORS has contractually agreed to reimburse Fund expenses through August 31, 2007 to the extent necessary so that Other Expenses after any such reimbursement do not exceed 0.25% for Class A shares, Class B shares or Class C shares. After such date, the expense limitation may be terminated or revised. Amounts reimbursed in a particular fiscal year may be recouped by CALAMOS ADVISORS within three years of the reimbursement to the extent the recoupment will not cause the Fund's expenses to exceed the lowest expense limitation in place during such three year period.

 (6) All classes of shares of the Fund indirectly bear the Class I shares expenses of the underlying funds. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

 56 CALAMOS FAMILY OF FUNDS

                                                        Calamos Multi-Fund Blend

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year and three years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the reimbursement of other expenses over 0.25% in the first year, if applicable. The reimbursement of expenses is not considered when calculating expenses for the three year period. Your actual costs may be different than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                                   ONE YEAR       THREE YEARS
 Class A                                                              631            2,835
------------------------------------------------------------
 Class B*                                                             739            2,961
------------------------------------------------------------
 Class C**                                                            339            2,661
------------------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                                   ONE YEAR       THREE YEARS
 Class A                                                              631            2,835
------------------------------------------------------------
 Class B                                                              239            2,661
------------------------------------------------------------
 Class C                                                              239            2,661
------------------------------------------------------------


  * The contingent deferred sales charge was applied as follows: 1 year (5%) and 3 years (3%).

 ** The contingent deferred sales charge was applied as follows: 1 year (1%) and 3 years (0%).


                                                  PROSPECTUS   March 1, 2007  57

Principal Risks of Investing in a Fund

This prospectus describes the risks you may face as an investor in the CALAMOS FAMILY OF FUNDS. It is important to keep in mind that generally investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Funds. The value of your investment will fluctuate over time and it is possible to lose money.

WHAT ARE THE PRINCIPAL RISKS THAT APPLY TO ALL OF THE FUNDS?

MARKET RISK. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

MARKET DISRUPTION RISK. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Funds' investment adviser, CALAMOS ADVISORS LLC ("CALAMOS ADVISORS"), cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.


INVESTMENT MANAGEMENT RISK. Whether a Fund achieves its investment objective(s) is significantly impacted by whether CALAMOS ADVISORS is able to choose suitable investments for each Fund.


WHAT ARE THE PRINCIPAL RISKS SPECIFIC TO EACH FUND?


                                                                     GLOBAL
                                                                     GROWTH  GROWTH                      MARKET
                                         BLUE                         AND     AND    HIGH                NEUTRAL
                                 GROWTH  CHIP  VALUE  INTERNATIONAL  INCOME  INCOME  YIELD  CONVERTIBLE  INCOME   MULTI-FUND
RISKS                             FUND   FUND  FUND    GROWTH FUND    FUND    FUND   FUND      FUND       FUND      BLEND
 Equity Investments Risk           --     --    --         --          --      --               --                    --
-------------------------------
 Growth Stock Risk                 --     --               --          --      --                                     --
-------------------------------
 Value Style Risk                         --    --                                                                    --
-------------------------------
 Mid-Sized Company Risk            --     --    --         --          --      --               --                    --
-------------------------------
 Small Company Risk                             --         --          --      --               --                    --
-------------------------------
 Securities Lending Risk           --     --    --         --          --      --     --        --                    --
-------------------------------
 Foreign Securities Risk                                   --          --                       --                    --
-------------------------------
 Emerging Markets Risk                                     --          --                                             --
-------------------------------
 Convertible Securities Risk                                           --      --     --        --         --         --
-------------------------------
 Synthetic Convertible
 Instruments Risk                                                      --      --     --        --         --         --
-------------------------------
 Rule 144A Securities Risk                                             --      --     --        --         --         --
-------------------------------
 Debt Securities Risk                                                  --      --               --         --         --
-------------------------------
 High Yield Fixed-Income
 Securities (Junk Bond) Risk                                           --      --     --        --         --         --
-------------------------------
 Short Sale Risk                                                                                           --
-------------------------------
 Options Risk                                                                                              --
-------------------------------
 Portfolio Turnover Risk                                                                                   --
-------------------------------
 Fund of Funds Risk                                                                                                   --
-------------------------------
 Tax Risk                                                              --      --     --        --         --         --
-------------------------------


 58 CALAMOS FAMILY OF FUNDS

                                          Principal Risks of Investing in a Fund

EQUITY INVESTMENTS RISK. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

GROWTH STOCK RISK. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

VALUE STYLE RISK. Value stocks involve the risk that they may never reach what CALAMOS ADVISORS believes is their full market value, either because the market failed to recognize the stocks' intrinsic worth or CALAMOS ADVISORS misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).


MID-SIZED COMPANY RISK. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.



SMALL COMPANY RISK. Small company stocks have historically been subject to greater investment risk than mid-sized and large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of mid-sized and large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.



SECURITIES LENDING RISK. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to CALAMOS ADVISORS on, the creditworthiness of the firms to which a Fund lends securities.


FOREIGN SECURITIES RISK. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

EMERGING MARKETS RISK. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


                                                  PROSPECTUS   March 1, 2007  59

Principal Risks of Investing in a Fund

CONVERTIBLE SECURITIES RISK. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value increases as prevailing interest rate levels decline. However, a convertible security's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security's conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities entail less risk than its common stock.

SYNTHETIC CONVERTIBLE INSTRUMENTS RISK. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.


RULE 144A SECURITIES RISK. Certain of the Funds may invest in convertible securities and synthetic convertible instruments, which typically are issued and sold through transactions under Rule 144A of the Securities Act of 1933, as amended ("Rule 144A Securities"). Under the supervision of its board of trustees, a Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of a Fund's assets invested in illiquid securities would increase. Typically, a Fund purchases Rule 144A Securities only if CALAMOS ADVISORS has determined them to be liquid. If any Rule 144A Security held by a fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.



DEBT SECURITIES RISK. Debt securities are subject to various risks, including interest rate risk, credit risk and default risk. Interest rate risk is the risk that a Fund's investments in debt securities will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities generally decrease in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter-term debt securities. Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.


HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS) RISK. Investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In

 60 CALAMOS FAMILY OF FUNDS

                                          Principal Risks of Investing in a Fund

the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

SHORT SALE RISK. Short sales involve risks. A Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. A Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. A Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities. If a convertible security used to cover a short position is called before conversion, a Fund may be required to purchase the security sold short at a price in the open market above the price at which the Fund had sold the security short.

OPTIONS RISK. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A Fund's ability to utilize options successfully will depend on CALAMOS ADVISORS' ability to predict pertinent market movements, which cannot be assured.

A Fund's ability to close out its position as a purchaser or seller of an Options Clearing Corporation ("OCC") or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter ("OTC") option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, CALAMOS ADVISORS must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

PORTFOLIO TURNOVER RISK. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities. Such sales may also result in the realization of capital gains, including short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact a Fund's performance. It is possible that a Fund engaging in active and frequent trading may distribute sizable taxable gains to its shareholders, regardless of the Fund's net performance. The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund's performance and lower the Fund's effective return for investors.


FUND OF FUNDS RISK. CALAMOS ADVISORS uses a fund of funds strategy to try to achieve Multi-Fund Blend's investment objectives. There is a risk that the underlying funds in which Multi-Fund Blend invests will not produce the returns that



                                                  PROSPECTUS   March 1, 2007  61

Principal Risks of Investing in a Fund

CALAMOS ADVISORS expects and that the underlying funds and the Fund will decrease in value. The Fund is not designed to provide comprehensive asset allocation.


TAX RISK. The federal income tax treatment of convertible securities or other securities in which the Funds may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules.


 62 CALAMOS FAMILY OF FUNDS

FUND FACTS

WHO MANAGES THE FUNDS?

The Funds' investments are managed by CALAMOS ADVISORS, 2020 Calamos Court, Naperville, IL. CALAMOS ADVISORS is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC., whose voting shares are majority-owned by CALAMOS FAMILY PARTNERS, INC., which is controlled by John P. Calamos, Sr. and the Calamos family.

Subject to the overall authority of the board of trustees, CALAMOS ADVISORS provides continuous investment supervision and management to the Funds under a management agreement and also furnishes office space, equipment and management personnel. For these services, each Fund, except Multi-Fund Blend, pays CALAMOS ADVISORS a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Funds paid fees under the management agreement during the seven months ended October 31, 2006 and during the fiscal year ended March 31, 2006 in the following amounts as a percentage of their average net assets:



                                                                    SEVEN MONTHS ENDED         FISCAL YEAR ENDED
 FUND                                                               OCTOBER 31, 2006*          MARCH 31, 2006
 Growth Fund                                                               0.78%                     0.79%
-----------------------------------------------------------
 Blue Chip Fund                                                            1.00                      1.00
-----------------------------------------------------------
 Value Fund                                                                1.00                      1.00
-----------------------------------------------------------
 International Growth Fund                                                 1.00                      1.00
-----------------------------------------------------------
 Global Growth and Income Fund                                             0.99                      1.00
-----------------------------------------------------------
 Growth and Income Fund                                                    0.66                      0.66
-----------------------------------------------------------
 High Yield Fund                                                           0.75                      0.75
-----------------------------------------------------------
 Convertible Fund                                                          0.73                      0.72
-----------------------------------------------------------
 Market Neutral Income Fund                                                0.74                      0.75
-----------------------------------------------------------



 * Annualized. On June 29, 2006, the Trust's board of trustees changed the Trust's fiscal year end from March 31 to October 31.


For International Growth Fund the fee payable under the management agreement is determined by calculating a base fee (the "Base Fee") and applying a performance adjustment (the "Performance Adjustment"), as described in further detail below. The Base Fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

The Performance Adjustment either increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets (during the performance measurement period) for each full 1% increment amount by which the Fund's Class A shares outperform or underperform the MSCI EAFE Growth Index (the "Index") on an annualized basis, subject to a maximum monthly Performance Adjustment of plus or minus 1/12 of 0.30% of the Fund's average daily net assets during the performance measurement period.

The Performance Adjustment rate is calculated by comparing the Fund's net asset value ("NAV") per Class A share to the Index's performance over the performance measurement period. The performance measurement period began at the start of the first full month of operation (April 1, 2005) and will eventually include the trailing 36 months. Prior to March 1, 2006, only the Base Fee was payable, and there was no Performance Adjustment. Commencing in March 2006, the Base Fee was subject to adjustment based on the performance of the Fund's Class A shares relative to that of the Index over the 12 calendar months ended March 31, 2006. For each succeeding month through March 2008 the period over which the

                                                  PROSPECTUS   March 1, 2007  63

FUND FACTS

performance measurement period will increase by one month, and thereafter the performance measurement period will be the trailing 36 months.

Because the Performance Adjustment is tied to the Fund's performance relative to that of the Index (and not to its absolute performance), the Performance Adjustment could increase the fee payable to CALAMOS ADVISORS even if the Fund's shares lose value during the performance measurement period and could decrease that fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Fund performance is calculated net of expenses, whereas the Index does not bear any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The management fee is paid monthly in arrears. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted for the Index, subject to approval by shareholders.

Multi-Fund Blend does not directly pay CALAMOS ADVISORS a fee pursuant to the management agreement in recognition of the fact that under the management agreement between CALAMOS ADVISORS and the Trust, each underlying fund pays CALAMOS ADVISORS a management fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying funds.


CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of each Fund, except Multi-Fund Blend, as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, provided that, with respect to International Growth Fund, such limitations for any period will be adjusted upward or downward by the performance fee adjustment applicable to that Fund for the period. For example, a 0.10% upward adjustment to the management fee would mean that CALAMOS ADVISORS would reimburse Fund expenses so that total annual operating expenses are limited to 1.85%, 2.60% and 2.60% for Class A shares, Class B shares and Class C shares, respectively. For purposes of this agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on CALAMOS ADVISORS through February 29, 2008 for all Funds, except Multi-Fund Blend.


CALAMOS ADVISORS also has contractually agreed to limit the other expenses of Multi-Fund Blend, as a percentage of the average net assets of the particular class of shares, to 0.25% each for Class A shares, Class B shares and Class C shares. This agreement is binding on CALAMOS ADVISORS until August 31, 2007.

On June 29, 2006, the board of trustees unanimously approved the renewal of the management agreement for each Fund. A discussion regarding the basis for the approval by the board of trustees of the management agreement for the Funds is included in the Funds' annual report to shareholders for the seven months ended October 31, 2006.


TEAM APPROACH TO MANAGEMENT. CALAMOS ADVISORS employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the "Co-CIOs") and comprised generally of the Co-CIOs, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.



Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Co-CIOs and senior strategy analysts, may each make trading decisions guided by each respective Fund's investment objective and strategy.


 64 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS


While day-to-day management of each portfolio is a team effort, the Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for each of the Funds, except Market Neutral Income Fund, and work with all team members in developing and executing each respective portfolio's investment program. The Co-CIOs and senior strategy analysts are identified below.



John P. Calamos, Sr., Co-CIO of CALAMOS ADVISORS, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of CALAMOS ADVISORS, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., Steve Klouda, Jeff Scudieri, Jon Vacko and John Hillenbrand are each senior strategy analysts.



During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company. Nick P. Calamos has been Vice President and Trustee of the Trust (through June 2006) and Senior Executive Vice President and Co-CIO of CALAMOS ADVISORS and its predecessor company. John P. Calamos, Jr., Executive Vice President of CALAMOS ADVISORS, joined the firm in 1985 and has held various senior investment positions since that time. Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined CALAMOS ADVISORS in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a senior strategy analyst since July 2002. John Hillenbrand joined CALAMOS ADVISORS in 2002 and has been a senior strategy analyst since August 2002.



With respect to the Market Neutral Income Fund, while day-to-day management of the portfolio is a team effort, John P. Calamos, Sr., Nick P. Calamos and John
P. Calamos, Jr. have joint primary and supervisory responsibility for such Fund and work with all team members in developing and executing the Fund's investment program.


The Funds' Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

WHAT CLASSES OF SHARES DO THE FUNDS OFFER?

This prospectus offers three classes of shares of each Fund: Class A, Class B and Class C shares. Class I shares and Class R shares, which have different expense structures, are offered by a supplement to this prospectus. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different NAVs. The main differences among Class A, Class B and Class C shares lie primarily in their initial and contingent deferred sales charge structures and their distribution fees. Class A shares generally bear an initial sales charge at the time of purchase, while Class B shares and Class C shares generally bear a contingent deferred sales charge at the time of redemption. All three share classes bear distribution and/or service fees.


                                                  PROSPECTUS   March 1, 2007  65

FUND FACTS

CLASS A SHARES

The offering price for Class A shares is the NAV per share, which is the value of a Fund share, plus an initial sales charge. The maximum sales charge is 4.75% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:


                                                                                    SALES CHARGE
                                                                          AS A % OF                AS A % OF
                                                                         NET AMOUNT                 OFFERING
                                                                          INVESTED                   PRICE
 Less than $50,000                                                          4.99%                     4.75%
------------------------------------------------------------
 $50,000 but less than $100,000                                             4.44                      4.25
------------------------------------------------------------
 $100,000 but less than $250,000                                            3.63                      3.50
------------------------------------------------------------
 $250,000 but less than $500,000                                            2.56                      2.50
------------------------------------------------------------
 $500,000 but less than $1,000,000                                          2.04                      2.00
------------------------------------------------------------
 $1,000,000 or more                                                         None*                     None*
------------------------------------------------------------

 * Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A shares also have a 0.25% distribution (12b-1) fee. See "Distribution and service (Rule 12b-1) plan" for more information about distribution fees.

HOW CAN I REDUCE SALES CHARGES FOR CLASS A PURCHASES?

As the table above shows, the larger your investment, the lower your initial sales charge on Class A shares. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:

RIGHTS OF ACCUMULATION

You may combine the value at the current public offering price of Class A, B and C shares of any Funds within the CALAMOS FAMILY OF FUNDS and Prime Obligations Shares (discussed below) already owned with a new purchase of Class A shares of any Fund within the CALAMOS FAMILY OF FUNDS to reduce the sales charge on the new purchase. Then, the sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment.

STATEMENT OF INTENTION

Under a letter of intent, you may purchase additional Class A shares of any Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at once. A letter of intent does not obligate you to purchase or sell additional Class A shares. See the Statement of Additional Information for more information about letters of intent.

$1,000,000 PURCHASE ORDER

You may purchase a Fund's Class A shares at the NAV without a sales charge provided that the total amount invested in Class A shares of all Funds within the CALAMOS FAMILY OF FUNDS totals at least $1,000,000. With a $1,000,000 purchase order, you will pay a contingent deferred sales charge of 0.50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions. See "Contingent deferred sales charges" for more information about contingent deferred sales charges.

 66 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

WHAT ACCOUNTS ARE ELIGIBLE FOR REDUCED SALES CHARGES ON CLASS A SHARES?

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include:

   - Individual accounts    - Joint accounts    - Certain IRA accounts

For the purpose of obtaining a breakpoint discount, members of your "immediate family" include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own CALAMOS FAMILY OF FUNDS shares.

WHO MAY PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?

Any of the following investors may purchase Class A shares of a Fund at NAV, with no initial sales charge:

(a) any investor buying shares through a wrap account or other investment program whereby the investor pays the investment professional directly for services;

(b) any investor buying Class A shares by exchanging Prime Obligation Shares (discussed below) previously purchased through the exchange privilege if purchases of those Prime Obligation Shares have previously incurred a sales charge;

(c) any investor buying shares through a qualified employee benefit plan where such plan has at least $1,000,000 in assets or 100 employees, or where the administrator for such plan acts as the administrator for qualified employee benefit plans with assets of at least $1,000,000;

(d) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer;

(e) any investor, including any investment company, that has entered into an investment advisory agreement or other arrangements with CALAMOS ADVISORS or its affiliates;

(f) any insurance company separate account;

(g) any current or retired trustee of the Trust, or other registered investment company where CALAMOS ADVISORS acts as the sole investment adviser; or any associated trust, person, profit sharing or other benefit plan of such current or retired trustee;

(h) any employee of CFS, its affiliates or an entity with a selling group agreement with CFS and its employees; and

(i) any member of the immediate family of a person qualifying under (g) or (h), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

In addition, Class A shares of the Convertible Fund may be bought without an initial sales charge by any shareholder of the Convertible Fund who has been a shareholder since April 30, 1992. Furthermore, proceeds of Class A shares redeemed from a Fund within the previous 60 days may be reinvested in Class A shares of that Fund at NAV without a sales charge.

HOW DO I OBTAIN A BREAKPOINT DISCOUNT OR PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?


The steps to obtain a breakpoint discount depend on how your account is maintained with the CALAMOS FAMILY OF FUNDS. To obtain any of the breakpoint discounts indicated on page 66, you must notify us or your financial advisor at the time you purchase shares of each eligible account you or a member of your immediate family maintains. For example, if an initial investment that was less than $1,000,000 grows to over $1,000,000, you must tell us or your financial advisor that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU



                                                  PROSPECTUS   March 1, 2007  67

FUND FACTS

DO NOT LET US OR YOUR FINANCIAL ADVISOR KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. If you make your investment through a financial advisor, it is solely your financial advisor's responsibility to ensure that you receive discounts for which you are eligible, and the Funds are not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by us or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Funds' transfer agent, you will need to provide the foregoing information to us at the time you purchase shares. Additional information regarding sales loads and discounts applicable to us may be found in the Funds' Statement of Additional Information, which can be obtained on CALAMOS ADVISORS' website at www.calamos.com.

CLASS B SHARES

The offering price for Class B shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class B shares are somewhat higher compared to Class A shares, which pay an aggregate 0.25% distribution fee. After eight years, measured from the first day of the month in which you purchased the shares, Class B shares automatically convert to Class A shares, which means lower annual expenses from the ninth year on.

Class B shares have a contingent deferred sales charge that declines over the years you own shares, and terminates completely after six years of ownership, measured from the first day of the month in which the shares were purchased. For any shares you sell within those six years, you may be charged at the following rates:


YEAR AFTER YOU BOUGHT SHARES                                       CONTINGENT DEFERRED SALES CHARGE
 First year                                                                      5.00%
------------------------------------------------------------
 Second year                                                                     4.00
------------------------------------------------------------
 Third or fourth year                                                            3.00
------------------------------------------------------------
 Fifth year                                                                      2.00
------------------------------------------------------------
 Sixth year                                                                      1.00

No order for Class B shares of any Fund may exceed $100,000.

CLASS C SHARES

The offering price for Class C shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class C shares are somewhat higher compared to Class A shares.

Class C shares have a contingent deferred sales charge of 1.00% for any shares redeemed within one year of purchase. Class C shares have a lower contingent deferred sales charge than Class B shares, but Class C shares DO NOT convert to Class A shares. No order for Class C shares of any Fund may exceed $1,000,000.

PRIME OBLIGATIONS SHARES

If you wish to exchange your shares of any Fund for shares of a money market fund, you may exchange them for shares of the Prime Obligations Fund, a money market portfolio of First American Funds ("Prime Obligations Shares"). Class A, Class B and Class C shares of the Funds may be exchanged for Class A, Class B and Class C Prime Obligations Shares, respectively. Prime Obligations Shares are offered by a separate prospectus and are not offered by the Funds. If you should redeem (and not exchange) your Prime Obligations Shares, you would pay the applicable contingent deferred sales charge

 68 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

percentage. For a prospectus and more complete information on Prime Obligations Shares, including management fees and expenses, please call 800.823.7386. Please read the prospectus relating to Prime Obligations Shares carefully.

DISTRIBUTION AND SERVICE (RULE 12b-1) PLAN

The Funds have a Distribution and Service Plan or "12b-1 Plan." Under the plan, Class A shares pay a distribution and/or service fee in the aggregate of 0.25% of the average daily net assets of the class. Class B and Class C shares pay a service fee of 0.25% and a distribution fee of 0.75%. Since a Fund's assets are used to pay 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders of Class C shares eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers, Inc. (the "NASD").

CONTINGENT DEFERRED SALES CHARGE

Any contingent deferred sales charge is based on the lesser of cost or market value of a Fund share. For purposes of determining a contingent deferred sales charge, Fund shares are considered sold on a first-in, first-out basis. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information about the contingent deferred sales charge.

WHICH CLASS OF SHARES SHOULD I PURCHASE?

The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of your investment. An investor making an investment that qualifies for reduced sales charges might consider Class A shares. An investor who prefers not to pay an initial sales charge and who plans to hold the investment for more than eight years might consider Class B shares. An investor who prefers not to pay an initial sales charge, but who plans to redeem the shares within eight years might consider Class C shares. For more information about the three share classes, consult your financial advisor or call us toll free at 800.823.7386. Please note that financial services firms may receive different compensation depending upon which class of shares they sell.

WHAT IS THE MINIMUM AMOUNT I CAN INVEST IN THE FUNDS?


The minimum initial investment for Class A shares, Class B shares and Class C shares of each Fund is $2,500. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50. Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirement for any profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. No Fund may waive or reduce the minimum initial or subsequent investment requirement, except for the plans listed above.


HOW CAN I BUY SHARES?

You may buy shares of the Funds by contacting us, your financial advisor or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A, Class B or Class C shares.

The offering price for shares will be the NAV per share next computed after receipt by the Funds' transfer agent of your purchase order in good form on any day the New York Stock Exchange (the "NYSE") is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day's offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day's offering price.


                                                  PROSPECTUS   March 1, 2007  69

FUND FACTS

We generally do not sell Fund shares to investors residing outside the U.S., Guam, Puerto Rico and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You may buy shares using the following methods:

BY MAIL

You may purchase shares of a Fund by sending a check payable to the CALAMOS FAMILY OF FUNDS, along with a completed account application to the Fund's transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A Fund will not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept Treasury checks, credit card checks, traveler's checks, starter checks or checks written by third parties for the purchase of shares. A Fund also will not accept money orders for the purchase of shares. A $25 charge will be imposed if any payment submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House ("ACH") Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check has been collected, which may take 15 days.

BY TELEPHONE

Once you have established an account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Funds will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.823.7386 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Funds' transfer agent, in writing along with a voided check, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

The Funds may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Funds and their transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

BY WIRE

You may purchase shares by wiring funds from your bank. To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank must include the name of the Fund you are purchasing, your account number and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

 70 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

CREDIT:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

FURTHER CREDIT:

(name of Fund to be purchased)

(account registration)

(account number)

Before sending any wire, please contact the transfer agent to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Neither the Fund nor the transfer agent is responsible for delays in the Federal Reserve wire system.

BY EXCHANGE

You may exchange Class A shares of a Fund for Class A shares of another Fund in the CALAMOS FAMILY OF FUNDS with no sales charge. You may exchange Class B shares and Class C shares of a Fund for Class B shares and Class C shares of another Fund, respectively, in the CALAMOS FAMILY OF FUNDS with no contingent deferred sales charge. You also may exchange any class of shares of a Fund for Prime Obligation Shares (discussed above). The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. You may exchange your shares by writing to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.823.7386. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us. AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor's ability to redeem shares of a Fund for cash will not be affected.

BY AUTOMATIC BANK DRAFT PLAN

If you own shares of a Fund, you may purchase additional shares of that Fund periodically through the Automatic Bank Draft Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest, which must be $50 or more. Your financial institution must be a member of the ACH Network to participate. If you wish to enroll in this Plan, complete the appropriate application form. To obtain the form, call 800.823.7386. The Plan is not available to clients of financial advisors that offer similar investment services. The Funds may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying us by telephone or in writing at least five business days prior to the effective date of the next transaction. A request to change bank information for this Plan requires a signature guarantee. A $25 charge will be imposed if your bank rejects your payment.

SHARES OF CONVERTIBLE FUND

As of April 30, 2003, Convertible Fund closed to all purchases of shares, including, but not limited to, any purchases or exchanges by existing shareholders of Convertible Fund or any other Fund. However, Convertible Fund will continue to accept reinvestments of dividends or capital gain distributions on shares of Convertible Fund.


                                                  PROSPECTUS   March 1, 2007  71

FUND FACTS

The Funds reserve the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of Convertible Fund shares where, in the judgment of CALAMOS ADVISORS, such purchases do not have a detrimental effect on Convertible Fund's portfolio management. If you have any questions about your eligibility to purchase shares of Convertible Fund, please call 800.823.7386.

HOW CAN I SELL (REDEEM) SHARES?

Shares of a Fund will be redeemed at the NAV next computed after receipt of a redemption request in good form. The NAV is computed as of the close of regular session trading on the NYSE, which is normally 4:00 p.m. Eastern time. Requests received after that time will be processed the next business day.

ONCE YOUR INSTRUCTION TO SELL SHARES OF A FUND HAS BEEN RECEIVED, YOU MAY NOT CANCEL OR REVOKE YOUR REQUEST. IT IS, THEREFORE, VERY IMPORTANT THAT YOU CALL US IF YOU HAVE ANY QUESTIONS ABOUT THE REQUIREMENTS FOR SELLING SHARES BEFORE SUBMITTING YOUR REQUEST.

THROUGH YOUR BROKER-DEALER (CERTAIN CHARGES MAY APPLY)

Shares held for you in your broker-dealer's name must be sold through the broker-dealer.

BY WRITING TO THE FUNDS' TRANSFER AGENT

When your shares are held for you by the Funds' transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2. be signed by all owners exactly as their names appear on the account; and

3. for each signature on the redemption request, include a signature guarantee, if necessary.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

BY TELEPHONE

If you have elected the telephone redemption privilege, you may redeem your shares by telephone. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.

If you did not authorize telephone redemptions on your original account application, you may request telephone redemption privileges by submitting a request in writing with a signature guarantee. In addition, if you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, please also be sure to include your request along with a voided check for this bank account. Your request can be sent to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee, along with a voided check for the new bank account. Only member banks may transmit funds via the ACH Network.

 72 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

To redeem shares from your account by telephone, call 800.823.7386. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Funds will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Funds also may record a call, request more information and send written confirmation of telephone transactions. The Funds and their transfer agent will be liable for losses from unauthorized telephone instructions only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

BY WIRE

Broker-dealers or other sales agents may communicate redemption orders by wire to the Funds' transfer agent. There is no limit on redemption orders communicated by wire.

BY SYSTEMATIC WITHDRAWAL PLAN

Under the Funds' Systematic Withdrawal Plan, you may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.823.7386 and request a systematic withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase and Class A shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase) under the Systematic Withdrawal Plan is 10% of the NAV of the account. Because a sales charge is imposed on purchases of Fund shares, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network.

BY EXCHANGE

You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Prime Obligations Shares if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. An exchange may be made by following the redemption methods described above and indicating the Fund to be purchased, except that a signature guarantee normally is not required. See "How can I buy shares? -- By exchange" for more information about the exchange privilege.

SIGNATURE GUARANTEES

A signature guarantee is required for all redemptions of $50,000 or more and for all redemptions from an account that has submitted a change in address to the transfer agent within the last 30 days. You can obtain a signature guarantee from most broker-dealers, including Calamos Financial Services LLC ("CFS"), the Fund's distributor, and financial institutions.

REDEMPTION FEE ON SHARES HELD SEVEN DAYS OR LESS

A redemption of Fund shares (except Class R shares, shares purchased with reinvested dividends or distributions or shares redeemed through the Systematic Withdrawal Plan) held for seven calendar days or less may be subject to a redemption


                                                  PROSPECTUS   March 1, 2007  73

FUND FACTS

fee of 2% of the redemption proceeds, which will be deducted from those proceeds. The redemption fee is paid to the Fund and is intended to deter short-term trading and to offset portfolio transaction costs, market impact and other costs associated with short-term trading. For shares purchased on different days, the redemption fee is applied on a last-in, first-out basis, meaning that the most recently purchased shares will be deemed to be the first redeemed.

For shares held through financial services companies, broker-dealers, banks or other authorized agents ("intermediaries"), the redemption fee will be charged in generally the same manner as for shares held directly with a Fund. However, due to operational requirements and/or limitations, certain intermediaries' methods for tracking and calculating the fee may differ in some respects from those of the Funds. In addition, certain intermediaries may not presently possess the operational capabilities to charge the fee. In those instances, a fee may not be able to be applied. The Funds cannot always monitor the imposition of redemption fees on shares that are purchased through intermediaries or held in omnibus accounts. If you purchased shares through an intermediary, you should contact the intermediary for information on how the redemption fee may be applied to your shares.

Each Fund reserves the right to waive the redemption fee at its discretion where such waiver is believed not to materially harm the Fund and is consistent with the Fund's efforts to deter abusive short-term trading. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.


See "-- Excessive trading policies and procedures" for more information on the Fund's policies to deter excessive and short-term trading.


REDEMPTION-IN-KIND

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

PROCESSING TIME

The Funds will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request and the cost of the wire (currently $15) will be deducted from the redemption proceeds. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

SMALL ACCOUNTS

Due to the relatively high cost of handling small accounts, each Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuation.

 74 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

TRANSACTION INFORMATION
SHARE PRICE

Each Fund's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. Because Multi-Fund Blend's portfolio consists primarily of its holdings in the underlying funds, its NAV per share is based largely or entirely on the NAV of each of the underlying funds. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Funds' transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Funds' transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

CALAMOS ADVISORS values each Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the board of trustees. Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund holding such securities determines its NAV. Securities traded in OTC markets and quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or, lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Fund holding such securities determines its NAV.

When a most recent last sale or closing price is not readily available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations, in accordance with the guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the midpoint of the consolidated bid/ask quote for the option security, also in accordance with the guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that


                                                  PROSPECTUS   March 1, 2007  75

FUND FACTS

do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund holding such securities determines its NAV, or, when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with the guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds' NAVs are not calculated. As stated above, if market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

A Fund also may use fair value pricing, pursuant to the guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INTERMEDIARIES

The Funds may authorize intermediaries to accept purchase, exchange and redemption orders on the Funds' behalf. An order properly received by an intermediary will be deemed to have been received by the Funds as of the time of receipt by the intermediary. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund's NAV per share next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary and the 2% redemption fee (if applicable) imposed by a Fund.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. The Funds cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Funds. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.


CFS, the Funds' distributor, and its affiliates are currently subject to supplemental compensation payment requests by certain intermediaries. CFS or its affiliates may make payments to intermediaries, among other things, to help defray the costs incurred by qualifying intermediaries in connection with efforts to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access intermediaries' registered representatives, to obtain marketing support and to provide other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to intermediaries who have sold Fund shares. The level of payments made to a qualifying Intermediary in any given year will vary and in no case would exceed the sum of (a) 0.25% of the prior 12-month period's Fund sales by that intermediary and (b) 0.12% of the average daily value of Fund shares held by customers of that intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will make the requested payments, including the qualifying intermediary's sales, assets and redemption rates, and the quality of the intermediary's services.


 76 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Corporate, trust, and other entity accounts must provide additional documentation. The Funds will use this information to verify your identity. The Funds will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Funds may request additional information from you to assist in verifying your identity. If the Funds are unable to verify your identity, they reserve the right to redeem your account at the current day's NAV. If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

TRANSACTION RESTRICTIONS

The Funds reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Funds are intended for long-term investment purposes only, and are not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/or increase expenses, thus harming Fund performance.

Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase or exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Funds receive purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds, making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds.

The Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor, without prior notice, if the trading activity in the account may be disruptive to the Fund. To minimize harm to the Funds and their shareholders, the Funds may, at each Fund's sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.


                                                  PROSPECTUS   March 1, 2007  77

FUND FACTS

EXCESSIVE TRADING POLICIES AND PROCEDURES

Excessive trading may present risks to the Funds' long-term shareholders. Excessive trading into and out of a Fund can disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by a Fund. Alternatively, some investors may attempt to benefit from stale pricing -- when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund's NAV, which may negatively impact long-term shareholders. Although the Funds have adopted policies and procedures intended to reduce their exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Funds cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Funds discourage and do not accommodate frequent purchases and redemptions of the Funds' shares. The Funds attempt to detect and deter excessive trading through the following methods:

   - imposing restrictions on trading or exchange privileges of investors the Funds believe are engaging in short-term or excessive trading, as described under "Transaction restrictions;"

   - imposing redemption fees on all classes of shares held for a short period of time, as described under "Redemption fee on shares held seven days or less";

   - utilizing fair valuation of securities, as described under "Valuation procedures;" and

   - monitoring trades.

Although the Funds will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the "Transaction restrictions" section.

The Funds' policies and procedures regarding excessive trading may be modified at any time.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

You may receive two kinds of distributions from a Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. Convertible Fund, Growth and Income Fund, Market Neutral Income Fund, Global Growth and Income Fund and High Yield Fund declare and pay dividends from net investment income quarterly; Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund and Multi-Fund Blend declare dividends annually. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

All distributions under $10 will automatically be reinvested into additional shares of the Fund, even if you elected to have dividends and/or capital gains paid in cash. If a dividend check is returned undeliverable, or if a check remains

 78 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

TAXES

You may realize a capital gain or capital loss when you redeem or exchange shares. Distributions, whether received in cash or reinvested in additional Fund shares, are subject to federal income tax and may be subject to state or local taxes. The federal tax treatment will depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.

The dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Under current law, if you are an individual and you satisfy certain holding period requirements, your share of a Fund's "qualified dividend income" will be eligible for taxation at the reduced rate of 15% now applicable to long-term capital gains. Ordinary income and short-term capital gains are taxed at a maximum rate of 35%. Annually, the Funds will advise you of the source of your distributions for tax purposes.

A portion of the ordinary income dividends paid by Funds that invest primarily in equity securities may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what portion of the ordinary income dividends paid by the Fund will consist of "qualified dividend income."

A Fund may be required to withhold federal income tax ("backup withholding") from payments to you if:

   - you fail to furnish your properly certified Social Security or other tax identification number;

   - you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

   - the Internal Revenue Service ("IRS") informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

OTHER INFORMATION

SHAREHOLDER ACCOUNTS

Each shareholder of a Fund receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, or change of shareholder address (sent to both the former and the new address).

RETIREMENT PLANS

You may use the Funds as investments for your IRA, profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from us and your financial advisor.


                                                  PROSPECTUS   March 1, 2007  79

FUND FACTS

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A description of the Funds' policies and procedures in connection with the disclosure of portfolio security holdings of the Funds is available in the Statement of Additional Information and on the Funds' website, www.calamos.com.

PROSPECTUSES AND SHAREHOLDER REPORTS

The Funds reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.823.7386 or write to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 to request individual copies of these documents. The Funds will begin sending you individual copies within 30 days of your request.

 80 CALAMOS FAMILY OF FUNDS

                      This page intentionally left blank.


                                                  PROSPECTUS   March 1, 2007  81

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the Funds' financial performance for the periods shown below for Class A, Class B and Class C shares. Certain information reflects financial results for a single Fund share. The Total Return figures show what an investor in a Fund would have earned (or lost) if all distributions had been reinvested. The information for the seven months ended October 31, 2006 and the fiscal year ended March 31, 2006 has been audited by Deloitte & Touche LLP whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request. Information for periods prior to the March 31, 2006 fiscal year end was audited by Ernst & Young LLP. Effective June 29, 2006, the fiscal year end for each Fund was changed to October 31.


CALAMOS GROWTH FUND
 FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                              CLASS A
                           ------------------------------------------------------------------------------
                            April 1,
                              2006
                             through
                           October 31,                         Year Ended March 31,
                           ------------------------------------------------------------------------------
                                  2006          2006          2005         2004         2003         2002
---------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period          $58.31         $49.90        $47.62       $31.68       $37.64       $37.04
---------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
 Net investment income
  (loss)                        (0.23)*        (0.30)*       (0.36)*      (0.14)*      (0.37)*      (0.41)*
---------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gain (loss)
  on investments                (2.96)         11.05          2.78        16.08        (5.59)        1.01
---------------------------------------------------------------------------------------------------------
 Total from investment
  operations                    (3.19)         10.75          2.42        15.94        (5.96)        0.60
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Distributions:
---------------------------------------------------------------------------------------------------------
 Dividends from net
  investment income                --             --            --           --           --           --
---------------------------------------------------------------------------------------------------------
 Dividends from net
  realized gains                   --          (2.34)        (0.14)          --           --           --
---------------------------------------------------------------------------------------------------------
 Distributions paid from
  capital                          --             --            --           --           --           --
---------------------------------------------------------------------------------------------------------
 Total distributions               --          (2.34)        (0.14)          --           --           --
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                       $55.12         $58.31        $49.90       $47.62       $31.68       $37.64
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Total Return(a)                (5.47%)        21.96%         5.08%       50.32%      (15.84%)       1.62%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Ratios and supplemental
  data:
---------------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000)             $12,573,503   $14,242,247   $10,161,403   $5,789,210   $1,768,431   $1,027,091
---------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
  average net assets             1.19%**        1.20%         1.23%        1.31%        1.40%        1.55%
---------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            (0.71%)**       (0.55%)       (0.74%)      (0.96%)      (1.12%)      (1.12%)
---------------------------------------------------------------------------------------------------------
 Ratio of gross expenses
  to average net assets          1.19%**        1.20%         1.23%        1.31%        1.40%        1.55%
---------------------------------------------------------------------------------------------------------

                                                            CLASS B
                           --------------------------------------------------------------------------
                            April 1,
                              2006
                             through
                           October 31,                     Year Ended March 31,
                           --------------------------------------------------------------------------
                                  2006         2006         2005       2004       2003       2002
-------------------------  --------------------------------------------------------------------------
 Net asset value,
  beginning of period          $59.91        $51.59       $49.59     $33.24     $39.79     $39.45
-------------------------
 Income from investment
  operations:
 Net investment income
  (loss)                        (0.48)*       (0.72)*      (0.75)*    (0.32)*    (0.65)*    (0.47)*
-------------------------
 Net realized and
  unrealized gain (loss)
  on investments                (3.06)        11.38         2.89      16.67      (5.90)      0.81
-------------------------
 Total from investment
  operations                    (3.54)        10.66         2.14      16.35      (6.55)      0.34
-------------------------
-------------------------
Distributions:
-------------------------
 Dividends from net
  investment income                --            --           --         --         --         --
-------------------------
 Dividends from net
  realized gains                   --         (2.34)       (0.14)        --         --         --
-------------------------
 Distributions paid from
  capital                          --            --           --         --         --         --
-------------------------
 Total distributions               --         (2.34)       (0.14)        --         --         --
-------------------------
-------------------------
 Net asset value, end of
  period                       $56.37        $59.91       $51.59     $49.59     $33.24     $39.79
-------------------------
-------------------------
 Total Return(a)                (5.91%)       21.05%        4.31%     49.19%    (16.46%)     0.86%
-------------------------
-------------------------
 Ratios and supplemental
  data:
-------------------------
 Net assets, end of
  period (000)             $1,280,227    $1,424,960   $1,110,017   $749,897   $250,121   $130,934
-------------------------
 Ratio of net expenses to
  average net assets             1.94%**       1.95%        1.98%      2.06%      2.15%      2.30%
-------------------------
 Ratio of net investment
  income (loss) to
  average net assets            (1.46%)**      (1.30%)      (1.49%)    (1.71%)    (1.87%)    (1.87%)
-------------------------
 Ratio of gross expenses
  to average net assets          1.94%**       1.95%        1.98%      2.06%      2.15%      2.30%
-------------------------

                           April 1,
                             2006
                           through
                         October 31,                                         Year Ended March 31,
                         ------------------------------------------------------------------------
                                 2006        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate     41.2%           74.7%       63.1%       53.7%       60.5%       78.8%
-------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*   Net investment income allocated based on average shares method.
**  Annualized
 82 CALAMOS FAMILY OF FUNDS

                                                             CALAMOS GROWTH FUND

                                                                    CLASS C
                                  ----------------------------------------------------------------------------
                                   April 1,
                                     2006
                                    through
                                  October 31,                      Year Ended March 31,
                                  ------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------
                                         2006         2006         2005         2004       2003       2002
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
  of period                           $55.57        $48.00       $46.15       $30.94     $37.03     $36.72
--------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
 Net investment income (loss)          (0.44)*       (0.67)*      (0.69)*      (0.28)*    (0.61)*    (0.68)*
--------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gain (loss) on investments           (2.84)        10.58         2.68        15.49      (5.48)      0.99
--------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                           (3.28)         9.91         1.99        15.21      (6.09)      0.31
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Distributions:
--------------------------------------------------------------------------------------------------------------
 Dividends from net
  investment income                       --            --           --           --         --         --
--------------------------------------------------------------------------------------------------------------
 Dividends from net realized
  gains                                   --         (2.34)       (0.14)          --         --         --
--------------------------------------------------------------------------------------------------------------
 Distributions paid from
  capital                                 --            --           --           --         --         --
--------------------------------------------------------------------------------------------------------------
 Total distributions                      --         (2.34)       (0.14)          --         --         --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period       $52.29        $55.57       $48.00       $46.15     $30.94     $37.03
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Total Return(a)                       (5.90%)       21.06%        4.31%       49.16%    (16.45%)     0.84%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000)                    $3,716,923    $4,152,698   $3,038,513   $1,882,171   $585,040   $333,734
--------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
  average net assets                    1.94%**       1.95%        1.98%        2.06%      2.15%      2.30%
--------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                           (1.46%)**      (1.30%)      (1.49%)      (1.71%)    (1.87%)    (1.87%)
--------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
  average net assets                    1.94%**       1.95%        1.98%        2.06%      2.15%      2.30%
--------------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  83

CALAMOS BLUE CHIP FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                      CLASS A
                                                  ------------------------------------------------
                                                   April 1,                            December 1,
                                                     2006                                2003***
                                                    through          Year Ended          through
                                                  October 31,        March 31,          March 31,
                                                  ------------------------------------------------
                                                         2006      2006         2005          2004
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $     12.12    $10.91       $10.27      $10.00
--------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                            0.02      0.02         0.02       (0.01)
--------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments                                             0.61      1.19         0.63        0.28
--------------------------------------------------------------------------------------------------
 Total from investment operations                        0.63      1.21         0.65        0.27
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Distributions:
--------------------------------------------------------------------------------------------------
 Dividends from net investment income                      --        --        (0.01)         --
--------------------------------------------------------------------------------------------------
 Dividends from net realized gains                         --        --           --          --
--------------------------------------------------------------------------------------------------
 Total distributions                                       --        --        (0.01)         --
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $     12.75    $12.12       $10.91      $10.27
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Total return(a)                                         5.20%    11.09%        6.33%       2.70%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
--------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                  $   105,014   $95,552      $76,809     $28,499
--------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net assets             1.43%**    1.46%       1.70%       1.75%**
--------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                     0.29%**    0.16%       0.25%      (0.42%)**
--------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets           1.43%**    1.46%       1.70%       2.56%**
--------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                                --------------------------------------------------------
                                                 April 1,                                December 1,
                                                   2006                                    2003***
                                                  through            Year Ended            through
                                                October 31,          March 31,            March 31,
                                                --------------------------------------------------------
                                                       2006        2006        2005             2004
----------------------------------------------
 Net asset value, beginning of period             $11.92         $10.82      $10.25        $10.00
----------------------------------------------
 Income from investment operations:
 Net investment income (loss)                      (0.05)         (0.07)      (0.03)        (0.02)
----------------------------------------------
 Net realized and unrealized gain (loss) on
 investments                                        0.62           1.17        0.60          0.27
----------------------------------------------
 Total from investment operations                   0.57           1.10        0.57          0.25
----------------------------------------------
----------------------------------------------
Distributions:
----------------------------------------------
 Dividends from net investment income                 --             --          --            --
----------------------------------------------
 Dividends from net realized gains                    --             --          --            --
----------------------------------------------
 Total distributions                                  --             --          --            --
----------------------------------------------
----------------------------------------------
 Net asset value, end of period                   $12.49         $11.92      $10.82        $10.25
----------------------------------------------
----------------------------------------------
 Total return(a)                                    4.78%         10.17%       5.56%         2.50%
----------------------------------------------
----------------------------------------------
 Ratios and supplemental data:
----------------------------------------------
 Net assets, end of period (000)                  $8,007         $8,452      $7,219        $3,894
----------------------------------------------
 Ratio of net expenses to average net assets        2.18%**        2.21%       2.45%         2.50%**
----------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                               (0.46%)**      (0.59%)     (0.50%)       (1.17%)**
----------------------------------------------
 Ratio of gross expenses to average net assets      2.18%**        2.21%       2.45%         3.31%**
----------------------------------------------

                                                                                       December 1,
                                         April 1,                                        2003***
                                          Through             Year Ended                 through
                                        October 31,           March 31,                 March 31,
                                        -----------        ----------------        -------------------
                                           2006            2006        2005               2004
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                 25.5%              27.7%       37.6%          4.3%
------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Amounts are less than $0.005

**  Annualized

*** Commencement of operations

 84 CALAMOS FAMILY OF FUNDS

                                                          CALAMOS BLUE CHIP FUND

                                                                                        CLASS C
                                                                --------------------------------------------------------
                                                                 April 1,                               December 1,
                                                                   2006                                   2003***
                                                                  through             Year Ended          through
                                                                October 31,           March 31,          March 31,
                                                                --------------------------------------------------------
                                                                       2006         2006         2005          2004
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.93        $10.82       $10.25       $10.00
------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                        (0.04)        (0.07)       (0.03)       (0.02)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments               0.60          1.18         0.60         0.27
------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                     0.56          1.11         0.57         0.25
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Distributions:
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                                   --            --           --           --
------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gains                                      --            --           --           --
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                    --            --           --           --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $12.49        $11.93       $10.82       $10.25
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Total return(a)                                                      4.69%        10.26%        5.56%        2.50%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                                   $14,430       $14,233      $12,337       $4,822
------------------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net assets                          2.18%**       2.21%        2.45%        2.50%**
------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets         (0.46%)**     (0.59%)      (0.50%)      (1.17%)**
------------------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets                        2.18%**       2.21%        2.45%        3.31%**
------------------------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  85

Calamos Value Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                           CLASS A                                  CLASS B
                               ---------------------------------------------------------------    -----------
                                April 1,                                            January 2,     April 1,
                                  2006                                               2002***         2006
                                 through                                             through        through
                               October 31,           Year Ended March 31,           March 31,     October 31,
                               ---------------------------------------------------------------    -----------
                                      2006      2006      2005      2004     2003         2002           2006
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
 of period                        $13.03      $12.01    $11.27    $ 7.70   $ 9.89     $10.00        $12.61
-------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income (loss)       0.00*#      0.01      0.02     (0.02)   (0.01)        --         (0.06)#
-------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss) on investments         0.60        1.51      0.72      3.59    (2.18)     (0.11)         0.58
-------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                         0.60        1.52      0.74      3.57    (2.19)     (0.11)         0.52
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Distributions:
-------------------------------------------------------------------------------------------------------------
 Dividends from net
  investment income                   --          --        --        --       --         --            --
-------------------------------------------------------------------------------------------------------------
 Dividends from net realized
  gains                               --       (0.50)       --        --       --         --            --
-------------------------------------------------------------------------------------------------------------
 Total distributions                  --       (0.50)       --        --       --         --            --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                           $13.63      $13.03    $12.01    $11.27   $ 7.70     $ 9.89        $13.13
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Total Return(a)                    4.60%      12.91%     6.57%    46.36%  (22.14%)    (1.10%)        4.12%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Ratios and supplemental
 Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000)                          $101,016     $95,264   $88,040   $40,024   $9,333     $1,130        $9,898
-------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
  average net assets                1.46%**     1.47%     1.61%     1.75%    1.75%      1.75%**       2.21%**
-------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       (0.04%)**    0.10%     0.07%    (0.40%)  (0.28%)    (0.26%)**     (0.79%)**
-------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
  average net assets                1.46%**     1.47%     1.61%     2.02%    6.05%     32.22%**       2.21%**
-------------------------------------------------------------------------------------------------------------

                                                    CLASS B
                               --------------------------------------------------
                                                                   January 2,
                                                                    2002***
                                                                    through
                                     Year Ended March 31,          March 31,
                               --------------------------------------------------
                                 2006     2005     2004     2003         2002
-----------------------------  --------------------------------------------------
 Net asset value, beginning
 of period                     $11.73   $11.08   $ 7.63   $ 9.87     $10.00
-----------------------------
 Income from investment
 operations:
 Net investment income (loss)   (0.07)   (0.03)   (0.02)   (0.03)     (0.01)
-----------------------------
 Net realized and unrealized
 gain (loss) on investments      1.45     0.68     3.47    (2.21)     (0.12)
-----------------------------
 Total from investment
 operations                      1.38     0.65     3.45    (2.24)     (0.13)
-----------------------------
-----------------------------
Distributions:
-----------------------------
 Dividends from net
  investment income                --       --       --       --         --
-----------------------------
 Dividends from net realized
  gains                         (0.50)      --       --       --         --
-----------------------------
 Total distributions            (0.50)      --       --       --         --
-----------------------------
-----------------------------
 Net asset value, end of
 period                        $12.61   $11.73   $11.08   $ 7.63     $ 9.87
-----------------------------
-----------------------------
 Total Return(a)                12.01%    5.87%   45.22%  (22.70%)    (1.30%)
-----------------------------
-----------------------------
 Ratios and supplemental
 Data:
-----------------------------
 Net assets, end of period
 (000)                         $9,205   $7,676   $3,865     $545        $55
-----------------------------
 Ratio of net expenses to
  average net assets             2.22%    2.36%    2.50%    2.50%      2.50%**
-----------------------------
 Ratio of net investment
  income (loss) to average
  net assets                    (0.65%)  (0.68%)  (1.15%)  (1.03%)    (1.01%)**
-----------------------------
 Ratio of gross expenses to
  average net assets             2.22%    2.36%    2.77%    6.80%     32.97%**
-----------------------------

                              April 1,                                                          January 2,
                                2006                                                             2002***
                               through                                                           through
                             October 31,                  Year Ended March 31,                  March 31,
                             -----------------------------------------------------------------------------
                                2006            2006        2005        2004        2003           2002
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate        35.7%           63.3%       50.3%       24.4%       33.6%           0.0%
----------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Amounts are less than $0.005

**  Annualized

*** Commencement of operations

#   Net investment income allocated based on average shares method.

 86 CALAMOS FAMILY OF FUNDS

                                                              Calamos Value Fund

                                                                     CLASS C
                                        ------------------------------------------------------------------
                                         April 1,                                           January 2,
                                           2006                                              2002***
                                          through                                            through
                                        October 31,          Year Ended March 31,           March 31,
                                        ------------------------------------------------------------------
                                               2006      2006      2005     2004     2003         2002
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning
 of period                                 $12.60      $11.72    $11.08   $ 7.63   $ 9.88    $10.00
----------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)               (0.06)#     (0.07)    (0.04)   (0.01)   (0.03)    (0.01)
----------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments                       0.58        1.45      0.68     3.46    (2.22)    (0.11)
----------------------------------------------------------------------------------------------------------
 Total from investment operations            0.52        1.38      0.64     3.45    (2.25)    (0.12)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Distributions:
----------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                                       --          --        --       --       --        --
----------------------------------------------------------------------------------------------------------
 Dividends from net realized gains             --       (0.50)       --       --       --        --
----------------------------------------------------------------------------------------------------------
 Total distributions                           --       (0.50)       --       --       --        --
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $13.12      $12.60    $11.72   $11.08   $ 7.63    $ 9.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Total Return(a)                             4.13%      12.02%     5.78%   45.22%  (22.77%)   (1.20%)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)          $15,621     $14,999   $12,991   $6,894     $922       $65
----------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average
  net assets                                 2.21%**     2.22%     2.36%    2.50%    2.50%     2.50%**
----------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets              (0.79%)**   (0.65%)   (0.68%)  (1.15%)  (1.03%)   (1.01%)**
----------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
  average net assets                         2.21%**     2.22%     2.36%    2.77%    6.80%    32.97%**
----------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  87

Calamos International Growth Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                            CLASS A                                     CLASS B
                                             --------------------------------------    ------------------------------------------
                                              April 1,                    March 16,     April 1,                    March 16,
                                                2006                       2005**         2006                       2005**
                                               through      Year Ended     through       through      Year Ended     through
                                             October 31,    March 31,     March 31,    October 31,    March 31,     March 31,
                                             --------------------------------------    ------------------------------------------
                                                    2006          2006         2005           2006          2006         2005
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $13.10          $9.76       $10.00         $13.02        $9.76       $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                            0.03           0.07         0.01          (0.01)        0.01         0.01
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized (loss) on
   investments                                    0.21           3.33        (0.25)          0.19         3.29        (0.25)
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 0.24           3.40        (0.24)          0.18         3.30        (0.24)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
---------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income               --          (0.06)          --             --        (0.04)          --
---------------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gains                  --             --           --             --           --           --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                --          (0.06)          --             --        (0.04)          --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $13.34         $13.10        $9.76         $13.20       $13.02        $9.76
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Total return(a)                                  1.83%         34.87%      (2.40%)          1.38%       33.81%      (2.40%)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)              $163,662       $127,471      $43,722        $19,227      $11,928          $98
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net
  assets                                          1.52%*         1.62%      1.75%*           2.27%*       2.37%      2.50%*
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                              0.49%*         0.80%      2.00%*          (0.26%)*      0.05%      1.25%*
---------------------------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average net
  assets                                          1.53%*         1.62%      3.00%*           2.28%*       2.37%      3.75%*
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     March 16,
                                                            Year          Year        2005**
                                                            Ended         Ended       through
                                                         October 31,    March 31,    March 31,
                                                         -------------------------------------
                                                            2006          2006         2005
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    39.5%         49.3%         0.0%
----------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Annualized

**  Commencement of operations

 88 CALAMOS FAMILY OF FUNDS

                                               Calamos International Growth Fund

                                                                               CLASS C
                                                              ------------------------------------------
                                                               April 1,                    March 16,
                                                                 2006                         2005**
                                                                through      Year Ended      through
                                                              October 31,     March 31,    March 31,
                                                              ------------------------------------------
                                                                     2006          2006         2005
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $13.00         $9.76       $10.00
--------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                            (0.01)         0.02         0.01
--------------------------------------------------------------------------------------------------------
 Net realized and unrealized (loss) on investments                 0.19          3.27        (0.25)
--------------------------------------------------------------------------------------------------------
 Total from investment operations                                  0.18          3.29        (0.24)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Distributions:
--------------------------------------------------------------------------------------------------------
 Dividends from net investment income                                --         (0.05)          --
--------------------------------------------------------------------------------------------------------
 Dividends from net realized gains                                   --            --           --
--------------------------------------------------------------------------------------------------------
Total distributions                                                  --         (0.05)          --
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $13.18        $13.00        $9.76
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 Total return(a)                                                   1.38%        33.73%       (2.40%)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                                $56,899       $38,959          $98
--------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net assets                       2.27%*        2.37%        2.50%*
--------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      (0.26%)*       0.05%        1.25%*
--------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets                     2.28%*        2.37%        3.75%*
--------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  89

Calamos Global Growth and Income Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                             CLASS A                                 CLASS B
                                  --------------------------------------------------------------   -----------
                                   April 1,                                                         April 1,
                                     2006                                                             2006
                                    through                                                          through
                                  October 31,                 Year Ended March 31,                 October 31,
                                  --------------------------------------------------------------   -----------
                                         2006       2006      2005      2004      2003      2002          2006
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                $10.18      $8.27     $8.04     $6.27     $6.89     $7.12        $10.57
--------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income (loss)            0.04#      0.12#     0.14#     0.13#     0.46      0.18         (0.01)#
--------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss) on investments              0.38       2.19      0.09      1.65     (1.06)    (0.15)         0.40
--------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                              0.42       2.31      0.23      1.78     (0.60)     0.03          0.39
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Distributions:
--------------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                                (0.10)     (0.24)       --     (0.01)    (0.02)    (0.23)        (0.08)
--------------------------------------------------------------------------------------------------------------
 Dividends from net realized
  gains                                    --      (0.16)    (0.00)*      --        --     (0.03)           --
--------------------------------------------------------------------------------------------------------------
 Total distributions                    (0.10)     (0.40)       --     (0.01)    (0.02)    (0.26)        (0.08)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period        $10.50     $10.18     $8.27     $8.04     $6.27     $6.89        $10.88
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Total Return(a)                         4.19%     28.25%     2.90%    28.42%    (8.69%)    0.52%         3.75%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000)                               $451,280   $387,476   $183,797  $93,830   $21,397   $12,611       $61,675
--------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
  average net assets                     1.41%**     1.44%    1.51%     1.69%     1.75%     1.75%         2.16%**
--------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets           0.67%**     1.29%    1.78%     1.72%     5.26%     1.88%        (0.08%)**
--------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
  average net assets                     1.42%**     1.44%    1.51%     1.69%     2.43%     2.99%         2.17%**
--------------------------------------------------------------------------------------------------------------

                                                      CLASS B
                                 -------------------------------------------------

                                               Year Ended March 31,
                                 -------------------------------------------------
                                    2006      2005      2004     2003     2002
-------------------------------  -------------------------------------------------
 Net asset value, beginning of
 period                            $8.60     $8.43     $6.63    $7.34    $7.58
-------------------------------
 Income from investment
 operations:
 Net investment income (loss)       0.05#     0.09#     0.08#    0.31     0.20
-------------------------------
 Net realized and unrealized
 gain (loss) on investments         2.28      0.08      1.73    (1.00)   (0.21)
-------------------------------
 Total from investment
 operations                         2.33      0.17      1.81    (0.69)   (0.01)
-------------------------------
-------------------------------
 Distributions:
-------------------------------
 Dividends from net investment
  income                           (0.20)       --     (0.01)   (0.02)   (0.20)
-------------------------------
 Dividends from net realized
  gains                            (0.16)    (0.00)*      --       --    (0.03)
-------------------------------
 Total distributions               (0.36)       --     (0.01)   (0.02)   (0.23)
-------------------------------
-------------------------------
 Net asset value, end of period   $10.57     $8.60     $8.43    $6.63    $7.34
-------------------------------
-------------------------------
 Total Return(a)                   27.39%     2.06%    27.30%   (9.38%)  (0.09%)
-------------------------------
-------------------------------
 Ratios and supplemental data:
-------------------------------
 Net assets, end of period
 (000)                           $52,547   $24,378   $13,878   $2,522     $648
-------------------------------
 Ratio of net expenses to
  average net assets                2.19%     2.26%     2.44%    2.50%    2.50%
-------------------------------
 Ratio of net investment income
  (loss) to average net assets      0.54%     1.03%     0.97%    4.51%    1.13%
-------------------------------
 Ratio of gross expenses to
  average net assets                2.19%     2.26%     2.44%    3.18%    3.74%
-------------------------------

                                              April 3,
                                                2006
                                               through
                                             October 31,                        Year Ended March 31,
                                             -----------------------------------------------------------------------
                                                    2006        2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            42.2%       59.0%       45.5%       48.5%       59.5%       75.6%
----------------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

#   Net investment income allocated based on average shares method.

*   Amounts are less than $0.005 per share.

**  Annualized

 90 CALAMOS FAMILY OF FUNDS

                                           Calamos Global Growth and Income Fund

                                                                     CLASS C
                                        -----------------------------------------------------------------
                                         April 1,
                                           2006
                                          through
                                        October 31,                  Year Ended March 31,
                                        -----------------------------------------------------------------
                                               2006       2006       2005      2004     2003     2002
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $9.99      $8.15      $7.98     $6.28    $6.95    $7.19
---------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                 (0.00)#*     0.05#     0.08#     0.07#    0.39     0.20
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments                         0.37       2.15       0.09      1.64    (1.04)   (0.22)
---------------------------------------------------------------------------------------------------------
 Total from investment operations              0.37       2.20       0.17      1.71    (0.65)   (0.02)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Distributions:
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income         (0.09)     (0.20)        --     (0.01)   (0.02)   (0.19)
---------------------------------------------------------------------------------------------------------
 Dividends from net realized gains               --      (0.16)     (0.00)*      --       --    (0.03)
---------------------------------------------------------------------------------------------------------
 Total distributions                          (0.09)     (0.36)        --     (0.01)   (0.02)   (0.22)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $10.27      $9.99      $8.15     $7.98    $6.28    $6.95
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Total Return(a)                               3.69%     27.31%      2.17%    27.23%   (9.33%)  (0.30%)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)           $273,198   $221,122   $101,794   $63,425   $11,426  $4,301
---------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net
  assets                                       2.16%**     2.19%     2.26%     2.44%    2.50%    2.50%
---------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets                (0.08%)**     0.54%     1.03%    0.97%    4.51%    1.13%
---------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average
  net assets                                   2.17%**     2.19%     2.26%     2.44%    3.18%    3.74%
---------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  91

Calamos Growth and Income Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                 CLASS A                                       CLASS B
                                --------------------------------------------------------------------------   -----------
                                 April 1,                                                                     April 1,
                                   2006                                                                         2006
                                  through                                                                      through
                                October 31,                       Year Ended March 31,                       October 31,
                                --------------------------------------------------------------------------   -----------
                                       2006         2006         2005         2004         2003       2002          2006
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                              $32.64       $29.40       $28.71       $22.30       $23.95     $23.26        $36.15
------------------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income (loss)          0.27         0.42         0.40         0.34         0.66       0.50          0.12
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss) on investments            0.25         4.18         0.85         6.48        (1.83)      0.98          0.30
------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                            0.52         4.60         1.25         6.82        (1.17)      1.48          0.42
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Distributions:
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                              (0.45)       (0.60)       (0.40)       (0.41)       (0.48)     (0.58)        (0.25)
------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized
  gains                                  --        (0.76)       (0.16)          --           --      (0.21)           --
------------------------------------------------------------------------------------------------------------------------
 Total distributions                  (0.45)       (1.36)       (0.56)       (0.41)       (0.48)     (0.79)        (0.25)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                              $32.71       $32.64       $29.40       $28.71       $22.30     $23.95        $36.32
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Total Return(a)                       1.66%       16.01%        4.40%       30.74%       (4.86%)     6.52%         1.21%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000)                           $3,536,121   $3,352,933   $2,580,205   $2,031,032     $609,838   $242,624      $736,256
------------------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
  average net assets                   1.05%*       1.06%        1.08%        1.14%        1.25%      1.36%         1.80%*
------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                               1.35%*       1.31%        1.42%        1.63%        3.31%      2.19%         0.60%*
------------------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
  average net assets                   1.05%*       1.06%        1.08%        1.14%        1.25%      1.36%         1.80%*
------------------------------------------------------------------------------------------------------------------------

                                                        CLASS B
                                -------------------------------------------------------

                                                 Year Ended March 31,
                                -------------------------------------------------------
                                    2006       2005       2004       2003      2002
------------------------------  -------------------------------------------------------
 Net asset value, beginning of
 period                           $32.42     $31.66     $24.57     $26.36    $25.57
------------------------------
 Income from investment
 operations:
 Net investment income (loss)       0.19       0.19       0.16       0.54      0.36
------------------------------
 Net realized and unrealized
 gain (loss) on investments         4.64       0.95       7.14      (2.01)     1.08
------------------------------
 Total from investment
 operations                         4.83       1.14       7.30      (1.47)     1.44
------------------------------
------------------------------
 Distributions:
------------------------------
 Dividends from net investment
  income                           (0.34)     (0.22)     (0.21)     (0.32)    (0.44)
------------------------------
 Dividends from net realized
  gains                            (0.76)     (0.16)        --         --     (0.21)
------------------------------
 Total distributions               (1.10)     (0.38)     (0.21)     (0.32)    (0.65)
------------------------------
------------------------------
 Net asset value, end of
 period                           $36.15     $32.42     $31.66     $24.57    $26.36
------------------------------
------------------------------
 Total Return(a)                   15.15%      3.62%     29.78%     (5.56%)    5.74%
------------------------------
------------------------------
 Ratios and supplemental data:
------------------------------
 Net assets, end of period
 (000)                          $742,721   $639,253   $541,360   $212,764   $68,757
------------------------------
 Ratio of net expenses to
  average net assets                1.81%      1.83%      1.89%      2.00%     2.11%
------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                            0.56%      0.67%      0.88%      2.56%     1.44%
------------------------------
 Ratio of gross expenses to
  average net assets                1.81%      1.83%      1.89%      2.00%     2.11%
------------------------------

                                              April 1,
                                                2006
                                               through
                                             October 31,                        Year Ended March 31,
                                             -----------------------------------------------------------------------
                                                    2006        2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            42.2%       65.4%       65.0%       50.0%       27.1%       39.7%
----------------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Annualized

 92 CALAMOS FAMILY OF FUNDS

                                                  Calamos Growth and Income Fund

                                                                       CLASS C
                                     ----------------------------------------------------------------------------
                                      April 1,
                                        2006
                                       through
                                     October 31,                        Year Ended March 31,
                                     ----------------------------------------------------------------------------
                                            2006         2006         2005         2004       2003       2002
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                   $32.78       $29.53       $28.90       $22.47     $24.16     $23.47
-----------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income (loss)               0.13         0.20         0.19         0.17       0.51       0.31
-----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments                      0.26         4.19         0.84         6.50      (1.86)      1.01
-----------------------------------------------------------------------------------------------------------------
 Total from investment operations           0.39         4.39         1.03         6.67      (1.35)      1.32
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 Distributions:
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                                   (0.28)       (0.38)       (0.24)       (0.24)     (0.34)     (0.42)
-----------------------------------------------------------------------------------------------------------------
 Dividends from net realized gains            --        (0.76)       (0.16)          --         --      (0.21)
-----------------------------------------------------------------------------------------------------------------
 Total distributions                       (0.28)       (1.14)       (0.40)       (0.24)     (0.34)     (0.63)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period           $32.89       $32.78       $29.53       $28.90     $22.47     $24.16
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 Total Return(a)                            1.20%       15.16%        3.59%       29.77%     (5.57%)     5.75%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)      $2,178,512   $2,095,534   $1,615,096   $1,260,818   $386,101   $112,633
-----------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average
  net assets                                1.80%*       1.81%        1.83%        1.89%      2.00%      2.11%
-----------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets              0.60%*       0.56%        0.67%        0.88%      2.56%      1.44%
-----------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
  average net assets                        1.80%*       1.81%        1.83%        1.89%      2.00%      2.11%
-----------------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  93

Calamos High Yield Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                            CLASS A                                 CLASS B
                                 --------------------------------------------------------------   -----------
                                  April 1,                                                         April 1,
                                    2006                                                             2006
                                   through                                                          through
                                 October 31,                 Year Ended March 31,                 October 31,
                                 --------------------------------------------------------------   -----------
                                        2006       2006       2005      2004      2003     2002          2006
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                               $10.83     $10.75     $10.86     $9.60     $9.85    $9.55        $11.10
-------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income (loss)           0.34       0.60       0.67      0.69      0.48     0.54          0.31
-------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss) on investments             0.00       0.33      (0.07)     1.28     (0.26)    0.29         (0.01)
-------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                             0.34       0.93       0.60      1.97      0.22     0.83          0.30
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Distributions:
-------------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                               (0.46)     (0.72)     (0.56)    (0.71)    (0.47)   (0.53)        (0.40)
-------------------------------------------------------------------------------------------------------------
 Dividends from net realized
  gains                                   --      (0.13)     (0.15)       --        --       --            --
-------------------------------------------------------------------------------------------------------------
 Total distributions                   (0.46)     (0.85)     (0.71)    (0.71)    (0.47)   (0.53)        (0.40)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                               $10.71     $10.83     $10.75    $10.86     $9.60    $9.85        $11.00
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Total Return(a)                        3.32%      9.11%      5.67%    20.87%     2.53%    8.98%         2.84%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000)                              $147,400   $152,382   $119,798   $97,993   $45,265   $7,023       $33,499
-------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
 average net assets                     1.17%*     1.19%      1.24%     1.30%     1.75%    1.75%         1.92%*
-------------------------------------------------------------------------------------------------------------
 Ratio of net investment
 income (loss) to average net
 assets                                 5.50%*     5.70%      6.26%     7.04%     7.07%    6.32%         4.75%*
-------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
 average net assets                     1.17%*     1.19%      1.24%     1.30%     1.96%    5.75%         1.92%*
-------------------------------------------------------------------------------------------------------------

                                                     CLASS B
                                --------------------------------------------------

                                               Year Ended March 31,
                                --------------------------------------------------
                                   2006      2005      2004      2003     2002
------------------------------  --------------------------------------------------
 Net asset value, beginning of
 period                          $10.99    $11.11     $9.82    $10.07    $9.77
------------------------------
 Income from investment
 operations:
 Net investment income (loss)      0.54      0.61      0.63      0.45     0.47
------------------------------
 Net realized and unrealized
 gain (loss) on investments        0.34     (0.08)     1.29     (0.28)    0.31
------------------------------
 Total from investment
 operations                        0.88      0.53      1.92      0.17     0.78
------------------------------
------------------------------
 Distributions:
------------------------------
 Dividends from net investment
  income                          (0.64)    (0.50)    (0.63)    (0.42)   (0.48)
------------------------------
 Dividends from net realized
  gains                           (0.13)    (0.15)       --        --       --
------------------------------
 Total distributions              (0.77)    (0.65)    (0.63)    (0.42)   (0.48)
------------------------------
------------------------------
 Net asset value, end of
 period                          $11.10    $10.99    $11.11     $9.82   $10.07
------------------------------
------------------------------
 Total Return(a)                   8.37%     4.83%    19.89%     1.91%    8.28%
------------------------------
------------------------------
 Ratios and supplemental data:
------------------------------
 Net assets, end of period
 (000)                          $31,960   $28,228   $26,657   $14,166   $2,014
------------------------------
 Ratio of net expenses to
 average net assets                1.94%     1.99%     2.05%     2.50%    2.50%
------------------------------
 Ratio of net investment
 income (loss) to average net
 assets                            4.95%     5.51%     6.29%     6.32%    5.57%
------------------------------
 Ratio of gross expenses to
 average net assets                1.94%     1.99%     2.05%     2.71%    6.50%
------------------------------

                                            April 1,
                                                2006
                                             through
                                         October 31,                            Year Ended March 31,
                                         -----------------------------------------------------------------------
                                                2006        2006        2005        2004        2003        2002
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        27.1%       73.1%       39.7%       44.2%       33.2%       36.7%
------------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Annualized

 94 CALAMOS FAMILY OF FUNDS

                                                         Calamos High Yield Fund

                                                                     CLASS C
                                        -----------------------------------------------------------------
                                         April 1,
                                           2006
                                          through
                                        October 31,                  Year Ended March 31,
                                        -----------------------------------------------------------------
                                               2006       2006       2005      2004     2003     2002
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $11.05     $10.94     $11.06     $9.78   $10.04    $9.74
---------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                  0.30       0.54       0.61      0.62     0.47     0.46
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments                           --       0.33      (0.08)     1.29    (0.31)    0.33
---------------------------------------------------------------------------------------------------------
 Total from investment operations              0.30       0.87       0.53      1.91     0.16     0.79
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Distributions:
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income         (0.40)     (0.63)     (0.50)    (0.63)   (0.42)   (0.49)
---------------------------------------------------------------------------------------------------------
 Dividends from net realized gains               --      (0.13)     (0.15)       --       --       --
---------------------------------------------------------------------------------------------------------
 Total distributions                          (0.40)     (0.76)     (0.65)    (0.63)   (0.42)   (0.49)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $10.95     $11.05     $10.94    $11.06    $9.78   $10.04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Total Return(a)                               2.85%      8.37%      4.87%    19.88%    1.84%    8.38%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)            $60,486    $65,089    $70,922   $67,593   $30,324  $3,636
---------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net
  assets                                       1.92%*     1.94%      1.99%     2.05%    2.50%    2.50%
---------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets                 4.75%*     4.95%      5.51%     6.29%    6.32%    5.57%
---------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average
  net assets                                   1.92%*     1.94%      1.99%     2.05%    2.71%    6.50%
---------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Annualized


                                                  PROSPECTUS   March 1, 2007  95

Calamos Convertible Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                             CLASS A                                   CLASS B
                                ------------------------------------------------------------------   -----------
                                 April 1,                                                             April 1,
                                   2006                                                                 2006
                                  through                                                              through
                                October 31,                   Year Ended March 31,                   October 31,
                                ------------------------------------------------------------------   -----------
                                       2006       2006       2005       2004       2003       2002          2006
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
 of period                         $19.98       $20.42     $22.18     $17.15     $18.85     $19.14      $22.90
----------------------------------------------------------------------------------------------------------------
 Income from investment
 operations:
 Net investment income (loss)        0.20*        0.33       0.40       0.51       0.60       0.52       0.14*
----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gain (loss) on investments         0.32         1.78      (0.76)      5.13      (2.04)      0.12        0.37
----------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                          0.52         2.11      (0.36)      5.64      (1.44)      0.64        0.51
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Distributions:
----------------------------------------------------------------------------------------------------------------
 Dividends from net
  investment income                 (0.52)       (0.93)     (0.36)     (0.61)     (0.26)     (0.62)      (0.39)
----------------------------------------------------------------------------------------------------------------
 Dividends from net realized
  gains                                --        (1.62)     (1.04)        --         --      (0.31)         --
----------------------------------------------------------------------------------------------------------------
 Total distributions                (0.52)       (2.55)     (1.40)     (0.61)     (0.26)     (0.93)      (0.39)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                            $19.98       $19.98     $20.42     $22.18     $17.15     $18.85      $23.02
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Total Return(a)                     2.70%       10.97%     (1.69%)    33.16%     (7.63%)     3.56%       2.24%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Ratios and supplemental
 data:
----------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (000)                           $356,203     $400,392   $498,262   $629,461   $550,035   $313,223    $153,263
----------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to
 average net assets                  1.12%**      1.12%      1.11%      1.15%      1.20%      1.28%       1.87%**
----------------------------------------------------------------------------------------------------------------
 Ratio of net investment
 income (loss) to average net
 assets                              1.78%**      1.85%      1.80%      2.36%      3.75%      2.68%       1.03%**
----------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to
 average net assets                  1.12%**      1.12%      1.11%      1.15%      1.20%      1.28%       1.87%**
----------------------------------------------------------------------------------------------------------------

                                                     CLASS B
                               ---------------------------------------------------

                                            Year Ended March 31,
                               ---------------------------------------------------
                                   2006       2005      2004     2003     2002
-----------------------------  ---------------------------------------------------
 Net asset value, beginning
 of period                       $23.04     $24.88    $19.18   $21.10   $21.35
-----------------------------
 Income from investment
 operations:
 Net investment income (loss)      0.24       0.26      0.37     0.50     0.40
-----------------------------
 Net realized and unrealized
  gain (loss) on investments       1.99      (0.84)     5.77    (2.26)    0.16
-----------------------------
 Total from investment
 operations                        2.23      (0.58)     6.14    (1.76)    0.56
-----------------------------
-----------------------------
 Distributions:
-----------------------------
 Dividends from net
  investment income               (0.75)     (0.22)    (0.44)   (0.16)   (0.50)
-----------------------------
 Dividends from net realized
  gains                           (1.62)     (1.04)       --       --    (0.31)
-----------------------------
 Total distributions              (2.37)     (1.26)    (0.44)   (0.16)   (0.81)
-----------------------------
-----------------------------
 Net asset value, end of
 period                          $22.90     $23.04    $24.88   $19.18   $21.10
-----------------------------
-----------------------------
 Total Return(a)                  10.18%     (2.43%)   32.16%   (8.32%)   2.74%
-----------------------------
-----------------------------
 Ratios and supplemental
 data:
-----------------------------
 Net assets, end of period
 (000)                         $171,282   $194,383   $229,323  $177,823 $86,451
-----------------------------
 Ratio of net expenses to
 average net assets                1.87%      1.86%     1.90%    1.95%    2.03%
-----------------------------
 Ratio of net investment
 income (loss) to average net
 assets                            1.10%      1.05%     1.61%    3.00%    1.93%
-----------------------------
 Ratio of gross expenses to
 average net assets                1.87%      1.86%     1.90%    1.95%    2.03%
-----------------------------

                              April 3,
                                2006
                               through
                             October 31,          Year Ended March 31,
                             --------------------------------------------------------
                                    2006     2006     2005     2004     2003     2002
---------------------------------------------------------------------------------------
 Portfolio turnover rate            33.7%    63.4%    50.6%    67.0%    35.6%    37.0%
---------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Net investment income allocated based on average shares method.

**  Annualized

 96 CALAMOS FAMILY OF FUNDS

                                                        Calamos Convertible Fund

                                                                     CLASS C
                                      ----------------------------------------------------------------------
                                       April 1,
                                         2006
                                        through
                                      October 31,                     Year Ended March 31,
                                      ----------------------------------------------------------------------
                                             2006       2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                    $19.99     $20.42     $22.22     $17.19     $18.94     $19.23
------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                0.12*      0.18       0.23       0.33       0.47       0.36
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss)
 on investments                              0.32       1.79      (0.76)      5.16      (2.05)      0.15
------------------------------------------------------------------------------------------------------------
 Total from investment operations            0.44       1.97      (0.53)      5.49      (1.58)      0.51
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Distributions:
------------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                                    (0.41)     (0.78)     (0.23)     (0.46)     (0.17)     (0.49)
------------------------------------------------------------------------------------------------------------
 Dividends from net realized gains             --      (1.62)     (1.04)        --         --      (0.31)
------------------------------------------------------------------------------------------------------------
 Total distributions                        (0.41)     (2.40)     (1.27)     (0.46)     (0.17)     (0.80)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $20.02     $19.99     $20.42     $22.22     $17.19     $18.94
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Total Return(a)                             2.23%     10.20%     (2.45%)    32.11%     (8.32%)     2.80%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)         $310,918   $346,000   $415,044   $522,146   $422,336   $225,058
------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average
  net assets                                 1.87%**     1.87%     1.86%      1.90%      1.95%      2.03%
------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets               1.03%**     1.10%     1.05%      1.61%      3.00%      1.93%
------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average
  net assets                                 1.87%**     1.87%     1.86%      1.90%      1.95%      2.03%
------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Net investment income allocated based on average shares method.

**  Annualized


                                                  PROSPECTUS   March 1, 2007  97

Calamos Market Neutral Income Fund

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                      CLASS A                                      CLASS B
                                      ------------------------------------------------------------------------   -----------
                                       April 1,                                                                   April 1,
                                         2006                                                                       2006
                                        through                                                                    through
                                      October 31,                      Year Ended March 31,                      October 31,
                                      ------------------------------------------------------------------------   -----------
                                             2006         2006         2005         2004       2003       2002          2006
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                    $12.67       $13.02       $14.45       $14.14     $13.72     $13.34        $13.18
----------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                0.30*        0.55*        0.33         0.51       0.50       0.36          0.25*
----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments                      0.13         0.09        (0.46)        0.87       0.46       0.41          0.14
----------------------------------------------------------------------------------------------------------------------------
 Total from investment operations            0.43         0.64        (0.13)        1.38       0.96       0.77          0.39
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Distributions:
----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment
  income                                    (0.33)       (0.99)       (0.82)       (0.76)     (0.54)     (0.37)        (0.26)
----------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gains             --           --        (0.48)       (0.31)     (0.00)**    (0.02)          --
----------------------------------------------------------------------------------------------------------------------------
 Total distributions                        (0.33)       (0.99)       (1.30)       (1.07)     (0.54)     (0.39)        (0.26)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $12.77       $12.67       $13.02       $14.45     $14.14     $13.72        $13.31
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Total Return(a)                             3.45%        5.20%       (1.03%)      10.11%      7.11%      5.81%         3.00%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)         $497,161     $254,292     $279,737     $402,820   $463,466   $306,524       $46,453
----------------------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average
  net assets(b)                              1.25%***       1.57%       1.32%       1.51%      1.53%      1.39%         2.00%***
----------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  (loss) to average net assets               4.03%***       4.34%       3.45%       3.64%      3.67%      3.08%         3.28%***
----------------------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average
  net assets(b)                              1.25%***       1.57%       1.32%       1.51%      1.53%      1.39%         2.00%***
----------------------------------------------------------------------------------------------------------------------------

                                                           CLASS B
                                     ---------------------------------------------------

                                                    Year Ended March 31,
                                     -------------------------------------------------------
                                         2006       2005       2004       2003      2002
-----------------------------------  -------------------------------------------------------
 Net asset value, beginning of
 period                                $13.51     $14.95     $14.60     $14.16    $13.78
-----------------------------------
 Income from investment operations:
 Net investment income (loss)            0.47*      0.33       0.42       0.42      0.28
-----------------------------------
 Net realized and unrealized gain
  (loss) on investments                  0.08      (0.56)      0.89       0.46      0.41
-----------------------------------
 Total from investment operations        0.55      (0.23)      1.31       0.88      0.69
-----------------------------------
-----------------------------------
Distributions:
-----------------------------------
 Dividends from net investment
  income                                (0.88)     (0.73)     (0.65)     (0.44)    (0.29)
-----------------------------------
 Dividends from net realized gains         --      (0.48)     (0.31)     (0.00)**   (0.02)
-----------------------------------
 Total distributions                    (0.88)     (1.21)     (0.96)     (0.44)    (0.31)
-----------------------------------
-----------------------------------
 Net asset value, end of period        $13.18     $13.51     $14.95     $14.60    $14.16
-----------------------------------
-----------------------------------
 Total Return(a)                         4.33%     (1.66%)     9.22%      6.28%     5.07%
-----------------------------------
-----------------------------------
 Ratios and supplemental data:
-----------------------------------
 Net assets, end of period (000)      $35,076    $40,019    $50,429    $55,186   $45,804
-----------------------------------
 Ratio of net expenses to average
  net assets(b)                          2.32%      2.07%      2.26%      2.28%     2.14%
-----------------------------------
 Ratio of net investment income
  (loss) to average net assets           3.59%      2.70%      2.89%      2.92%     2.33%
-----------------------------------
 Ratio of gross expenses to average
  net assets(b)                          2.32%      2.07%      2.26%      2.28%     2.14%
-----------------------------------


                                               April 1,
                                                 2006
                                                through
                                              October 31,                          Year Ended March 31,
                                              ---------------------------------------------------------------------------
                                                 2006            2006         2005        2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         78.4%           137.1%       74.4%       123.0%       116.9%       160.7%
-------------------------------------------------------------------------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Includes 0.10%, 0.43%, 0.18%, 0.36%, 0.34%, and 0.15%, for the period April
    1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, and
    2002, respectively, related to dividend expense on short positions.

*   Net investment income allocated based on average shares method.

**  Amounts are less than $0.005 per share.

*** Annualized

 98 CALAMOS FAMILY OF FUNDS

                                              Calamos Market Neutral Income Fund

                                                                              CLASS C
                                               ----------------------------------------------------------------------
                                                April 1,
                                                  2006
                                                 through
                                               October 31,                     Year Ended March 31,
                                               ----------------------------------------------------------------------
                                                      2006       2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $12.83     $13.17     $14.61     $14.29     $13.87     $13.50
---------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                         0.25*      0.46*      0.24       0.41       0.41       0.28
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
  investments                                         0.12       0.08      (0.47)      0.87       0.46       0.40
---------------------------------------------------------------------------------------------------------------------
 Total from investment operations                     0.37       0.54      (0.23)      1.28       0.87       0.68
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Distributions:
---------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                (0.27)     (0.88)     (0.73)     (0.65)     (0.45)     (0.29)
---------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gains                      --         --      (0.48)     (0.31)     (0.00)**    (0.02)
---------------------------------------------------------------------------------------------------------------------
 Total distributions                                 (0.27)     (0.88)     (1.21)     (0.96)     (0.45)     (0.31)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $12.93     $12.83     $13.17     $14.61     $14.29     $13.87
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Total Return(a)                                      2.97%      4.37%     (1.69%)     9.24%      6.29%      5.07%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                  $309,142   $162,218   $129,352   $185,568   $204,105   $160,940
---------------------------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net
 assets(b)                                            2.00%***     2.32%     2.07%     2.26%      2.28%      2.14%
---------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
 average net assets                                   3.28%***     3.59%     2.70%     2.89%      2.92%      2.33%
---------------------------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average net
 assets(b)                                            2.00%***     2.32%     2.07%     2.26%      2.28%      2.14%
---------------------------------------------------------------------------------------------------------------------


                                                  PROSPECTUS   March 1, 2007  99

Calamos Multi-Fund Blend

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                        CLASS A        CLASS B          CLASS C
                                                      -----------    -----------    ---------------
                                                       June 28,       June 28,         June 28,
                                                         2006*          2006*            2006*
                                                        through        through          through
                                                      October 31,    October 31,      October 31,
                                                      -----------    -----------    ---------------
                                                         2006           2006               2006
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $10.00         $10.00            $10.00
---------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                            (0.01)         (0.02)            (0.02)
---------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments                                              0.93           0.91              0.91
---------------------------------------------------------------------------------------------------
 Total from investment operations                         0.92           0.89              0.89
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Distributions:
---------------------------------------------------------------------------------------------------
 Dividends from net investment income                       --             --                --
---------------------------------------------------------------------------------------------------
 Dividends from net realized gains                          --             --                --
---------------------------------------------------------------------------------------------------
 Total distributions                                        --             --                --
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $10.92         $10.89            $10.89
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 Total return(a)                                          9.20%          8.90%             8.90%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 Ratios and supplemental data:
---------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                        $3,934           $715            $2,032
---------------------------------------------------------------------------------------------------
 Ratio of net expenses to average net assets              0.50%**        1.25%**           1.25%**
---------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average
  net assets                                             (0.50%)**      (1.25%)**         (1.25%)**
---------------------------------------------------------------------------------------------------
 Ratio of gross expenses to average net assets           10.91%**       11.66%**          11.66%**
---------------------------------------------------------------------------------------------------

                                              June 28, 2006
                                                 through
                                              October 31,*
                                              -------------
                                                  2006
-------------------------------------------------------------
 Portfolio turnover rate                           0.0%
-------------------------------------------------------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*   Commencement of operations

**  Annualized

 100CALAMOS FAMILY OF FUNDS

                      This page intentionally left blank.

                           [CALAMOS INVESTMENTS LOGO]

       Calamos Investments    2020 Calamos Court    Naperville, IL 60563
                          800.582.6959    www.calamos.com

      If you would like more information about the Funds, the following resources are available upon request, free of charge.



      Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recent seven-month period. The semiannual report will contain a similar discussion for the six months ended April 30, 2007.



      The Statement of Additional Information provides more detailed information about the Funds and, except for the information in the section entitled
      "Financial Statements," is incorporated into this prospectus by reference.



      Copies of the reports and the Statement of Additional Information are available, without charge, upon request by calling 800.582.6959 or by visiting the Funds' website at www.calamos.com. You can request other information and discuss your questions about the Funds by contacting Calamos
      Financial Services LLC at:



      Calamos Financial Services LLC
      2020 Calamos Court
      Naperville, Illinois 60563
      Telephone: 800.582.6959



      You can review the Funds' reports and Statement of Additional Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission's Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:



      Public Reference Section of the Commission
      Washington, D.C. 20549-0102
      Telephone: 202.942.8090
      E-mail: publicinfo@sec.gov



      FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
      800.823.7386



      TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
      800.582.6959



      VISIT OUR WEB-SITE
      www.calamos.com



      INVESTMENT ADVISER
      Calamos Advisors LLC
      2020 Calamos Court
      Naperville, IL 60563



      TRANSFER AGENT
      US Bancorp Fund Services, LLC
      615 E. Michigan St. 3rd floor
      Milwaukee, WI 53202



      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP
      Chicago, IL



      LEGAL COUNSEL
      Bell, Boyd & Lloyd LLP
      Chicago, IL



              (C) 2007 CALAMOS HOLDINGS LLC. ALL RIGHTS RESERVED.

      CALAMOS(R), CALAMOS INVESTMENTS(R), STRATEGIES FOR SERIOUS MONEY(R)

        AND THE CALAMOS(R) LOGO ARE TRADEMARKS OF CALAMOS HOLDINGS LLC.

   811-5443                                                MFPRO 1317 2007

(WOMAN IN CROWD PHOTO)

                                                CALAMOS(R) Global Equity Fund


                                                   PROSPECTUS MARCH 1, 2007


   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
   APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED
   WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                             (CALAMOS INVESTMENTS LOGO)

    Table of Contents



   GLOBAL EQUITY FUND.............................3

   FUND FACTS.....................................8

     WHO MANAGES THE FUNDS?.......................8

     WHAT CLASSES OF SHARES DO THE FUNDS OFFER?...9

     HOW CAN I BUY SHARES?.......................13

     HOW CAN I SELL (REDEEM) SHARES?.............16

     TRANSACTION INFORMATION.....................18

     DISTRIBUTIONS AND TAXES.....................22

     OTHER INFORMATION...........................23

   FINANCIAL HIGHLIGHTS..........................24

   FOR MORE INFORMATION..................back cover

Calamos Global Equity Fund


WHAT ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES OF THE FUND?



Global Equity Fund's investment objective is long-term capital growth. The Fund invests primarily in a globally-diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities, including convertible securities.



The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund's investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.


When buying and selling growth-oriented securities, the Fund focuses on the issuer's earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how an issuer's stock is valued relative to what CALAMOS ADVISORS LLC, the Fund's investment adviser ("CALAMOS ADVISORS"), considers to be the issuer's worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock's price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a "bottom-up approach") and quantitative research.

In its fundamental analysis, CALAMOS ADVISORS typically considers the issuer's financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, CALAMOS ADVISORS tries to lower the risks of investing in stocks by also using a "top-down approach" of diversification by industry and company and by also focusing on macro-level investment themes.


CALAMOS ADVISORS anticipates that under normal circumstances its investment process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.


The Fund's investment objective may not be changed without the approval of a "majority of the outstanding" shares of Fund, as defined in the Investment Company Act of 1940. There can be no assurance that the Fund will achieve its objectives.


WHAT ARE THE FUND'S SIGNIFICANT INVESTMENTS AND INVESTMENT-RELATED ACTIVITIES?



EQUITY SECURITIES. Equity securities include exchange-traded and over-the-counter ("OTC") common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.



FOREIGN SECURITIES. The Fund may invest up to 100% of its assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. The Fund also may invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.



SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund's securities lending agent monitors, and reports to the Fund's investment adviser on, the creditworthiness of the firms to which the


                                                  PROSPECTUS   March 1, 2007   3

Calamos Global Equity Fund


Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.


More information about Fund investments and strategies is provided in the Statement of Additional Information.


WHAT ARE THE SIGNIFICANT RISKS THAT APPLY TO AN INVESTMENT IN THE FUND?


This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money.

MARKET RISK. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

MARKET DISRUPTION RISK. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. CALAMOS ADVISORS cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

INVESTMENT MANAGEMENT RISK. Whether the Fund achieves its investment objective is significantly impacted by whether CALAMOS ADVISORS is able to choose suitable investments for the Fund.

EQUITY INVESTMENTS RISK. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.


MID-SIZED AND SMALL COMPANY RISK. Mid-sized and small company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.


GROWTH STOCK RISK. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

VALUE STYLE RISK. Value stocks involve the risk that they may never reach what CALAMOS ADVISORS believes is their full market value, either because the market failed to recognize the stocks' intrinsic worth or CALAMOS ADVISORS misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

 4  CALAMOS FAMILY OF FUNDS

                                                      Calamos Global Equity Fund

FOREIGN SECURITIES RISK. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

EMERGING MARKETS RISK. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


SECURITIES LENDING RISK. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, CALAMOS ADVISORS will monitor the creditworthiness of the firms to which the Fund lends securities.


                                                  PROSPECTUS   March 1, 2007   5

Calamos Global Equity Fund

HOW HAS THE FUND PERFORMED IN THE PAST?


Performance information has not been presented for the Fund because the Fund has not been in existence for at least one calendar year. The Fund's inception date is March 1, 2007.


WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees, which are subtracted directly from the amount you invest, and annual operating expenses, which are subtracted each year from the Fund's assets. See "Fund Facts -- What classes of shares does the Fund offer?" for information regarding sales load discounts and waivers.


                                                                   CLASS A       CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                                4.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)           None(1)         5.00%(2)      1.00%(2)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                           None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(3)                                 2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                      None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees(4)                                                1.00%         1.00%         1.00%
------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                          0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses(5)                                                 0.55%         0.55%         0.55%
------------------------------------------------------------
   Less Expense Reimbursements(6)                                   (0.05)%       (0.05)%       (0.05)%
------------------------------------------------------------
   Total Annual Operating Expenses                                   1.75%         2.50%         2.50%
------------------------------------------------------------


 (1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase.

 (2) The contingent deferred sales charge decreases over time. For additional information, see "Fund Facts -- Class B shares," "Fund Facts -- Class C shares" and "Fund Facts -- Contingent deferred sales charge."


 (3) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell (redeem) shares?"



 (4) The management fees shown are the estimated fees payable during the first year of operation. After that year, the management fee will be subject to a performance adjustment that will either increase or decrease the management fee depending on whether the Fund outperforms or underperforms the MSCI World Index, over the applicable measurement period. Because the performance adjustment is tied to the Fund's performance relative to that of a benchmark (and not to its absolute performance), the fee payable to the Fund's investment adviser could increase even if the Fund's shares lose value and could decrease even if the Fund's shares increase in value. Information regarding the calculation of the performance adjustment can be found below under "Who Manages the Fund?"


 (5) Other operating expenses are based on estimated amounts for the current fiscal year.


 (6) CALAMOS ADVISORS has contractually agreed to reimburse Fund expenses through February 29, 2008 to the extent necessary so that Total Annual Operating Expenses after any such reimbursement do not exceed 1.75% for Class A shares and 2.50% for Class B shares or Class C shares. After such date, the expense limitation may be terminated or revised. Amounts reimbursed in a particular fiscal year may be recouped by CALAMOS ADVISORS within three years of the reimbursement to the extent the recoupment will not cause the Fund's expenses to exceed the lowest expense limitation in place during such three year period.


 6  CALAMOS FAMILY OF FUNDS

                                                      Calamos Global Equity Fund

EXAMPLES:

The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples show an investment made and held for one year and three years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLES OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:


                                                                   ONE YEAR       THREE YEARS
 Class A                                                              644            1,010
------------------------------------------------------------
 Class B*                                                             753            1,089
------------------------------------------------------------
 Class C**                                                            353              789
------------------------------------------------------------


 You would pay the following expenses if you did not redeem your shares:


                                                                   ONE YEAR       THREE YEARS
 Class A                                                              644            1,010
------------------------------------------------------------
 Class B                                                              253              789
------------------------------------------------------------
 Class C                                                              253              789
------------------------------------------------------------



  * For the first example, which assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%) and 3 years (3%).



 ** The contingent deferred sales charge was applied as follows: 1 year (1%)

    and 3 years (0%).

                                                  PROSPECTUS   March 1, 2007   7

FUND FACTS

WHO MANAGES THE FUND?

The Fund's investments are managed by CALAMOS ADVISORS, 2020 Calamos Court, Naperville, IL. CALAMOS ADVISORS is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC., whose voting shares are majority-owned by CALAMOS FAMILY PARTNERS, INC., which is controlled by John P. Calamos, Sr. and the Calamos family.

Subject to the overall authority of the board of trustees, CALAMOS ADVISORS provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays CALAMOS ADVISORS a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Fund pays a base fee ("Base Fee") that, after 12 months of operations, is subject to a performance adjustment (the "Performance Adjustment"), as described in further detail below. The Base Fee is paid based on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

The Performance Adjustment either increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets (during the performance measurement period) for each full 1% increment amount by which the Fund's Class A shares outperform or underperform the MSCI World Index (the "Index") on an annualized basis, subject to a maximum monthly Performance Adjustment of plus or minus 1/12 of 0.30% of the Fund's average daily net assets during the performance measurement period.


The Performance Adjustment rate is calculated by comparing the Fund's net asset value ("NAV") per Class A share to the Index's performance over the performance measurement period. The performance measurement period will begin at the start of the first full month of operation (March 1, 2007) and will eventually include the trailing 36 months. Prior to February 1, 2008, only the Base Fee will be payable, and there will be no Performance Adjustment. Commencing in February 2008, the Base Fee will be subject to adjustment based on the performance of the Fund's Class A shares relative to that of the Index over the 12 calendar months ended February 29, 2008. For each succeeding month through February 2010, the performance measurement period will increase by one month, and thereafter the performance measurement period will be the trailing 36 months.


Because the Performance Adjustment is tied to the Fund's performance relative to that of the Index (and not to its absolute performance), the Performance Adjustment could increase the fee payable to CALAMOS ADVISORS even if the Fund's shares lose value during the performance measurement period and could decrease that fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Index does not bear any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The management fee is paid monthly in arrears. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted for the Index, subject to approval by shareholders.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Fund as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, provided that such limitations for any period will be adjusted upward or downward for any fiscal year

 8  CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS


by the Performance Adjustment applicable to the Fund for the period. For example, if the Performance Adjustment for the year amounts to 0.10% of the Fund's average daily net assets for the year, CALAMOS ADVISORS would reimburse Fund expenses to the extent they otherwise would exceed 1.85%, 2.60% and 2.60% for Class A shares, Class B shares and Class C shares, respectively. For purposes of this agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on CALAMOS ADVISORS through February 29, 2008.


On December 14, 2006, the board of trustees unanimously approved the Fund's management agreement. A discussion regarding the basis for the approval by the board of trustees of the Fund's management agreement will be available in the CALAMOS FAMILY OF FUNDS semiannual report to shareholders for the fiscal period ending April 30, 2007.


TEAM APPROACH TO MANAGEMENT. CALAMOS ADVISORS employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the "Co-CIOs") and comprised generally of the Co-CIOs, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.



Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Co-CIOs and senior strategy analysts, may each make trading decisions guided by the Fund's investment objective and strategy. While day-to-day management of the portfolio is a team effort, the Co-CIOs, along with senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing the portfolio's investment program. The Co-CIOs and senior strategy analysts are identified below.



John P. Calamos, Sr., Co-CIO of CALAMOS ADVISORS, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of CALAMOS ADVISORS, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., Steve Klouda, Jeff Scudieri, Jon Vacko and John Hillenbrand are each senior strategy analysts.



During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company. Nick P. Calamos has been Vice President and Trustee of the Trust (through June 2006) and Senior Executive Vice President and Co-CIO of CALAMOS ADVISORS and its predecessor company. John P. Calamos, Jr., Executive Vice President of CALAMOS ADVISORS, joined the firm in 1985 and has held various senior investment positions since that time. Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined CALAMOS ADVISORS in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a senior strategy analyst since July 2002. John Hillenbrand joined CALAMOS ADVISORS in 2002 and has been a senior strategy analyst since August 2002.


The Fund's Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

WHAT CLASSES OF SHARES DOES THE FUND OFFER?

This prospectus offers three classes of shares of the Fund: Class A, Class B and Class C shares. Class I and Class R shares, which have different expense structures, are offered by a supplement to this prospectus. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different NAVs. The main differences among Class A, Class B and Class C shares lie primarily in their initial and contingent deferred sales charge structures and their distribution fees. Class A shares generally bear an initial sales charge at

                                                  PROSPECTUS   March 1, 2007   9

FUND FACTS

the time of purchase, while Class B shares and Class C shares generally bear a contingent deferred sales charge at the time of redemption. All three share classes bear distribution and/or service fees.

CLASS A SHARES

The offering price for Class A shares is the NAV per share, which is the value of a Fund share, plus an initial sales charge. The maximum sales charge is 4.75% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:


                                                                                    SALES CHARGE
                                                                          AS A % OF                AS A % OF
                                                                         NET AMOUNT                 OFFERING
                                                                          INVESTED                   PRICE
 Less than $50,000                                                          4.99%                     4.75%
------------------------------------------------------------
 $50,000 but less than $100,000                                             4.44                      4.25
------------------------------------------------------------
 $100,000 but less than $250,000                                            3.63                      3.50
------------------------------------------------------------
 $250,000 but less than $500,000                                            2.56                      2.50
------------------------------------------------------------
 $500,000 but less than $1,000,000                                          2.04                      2.00
------------------------------------------------------------
 $1,000,000 or more                                                         None*                     None*
------------------------------------------------------------

 * Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A shares also have a 0.25% distribution (12b-1) fee. See "Distribution and service (Rule 12b-1) plan" for more information about distribution fees.

HOW CAN I REDUCE SALES CHARGES FOR CLASS A PURCHASES?

As the table above shows, the larger your investment, the lower your initial sales charge on Class A shares. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:

RIGHTS OF ACCUMULATION

You may combine the value at the current public offering price of Class A, B and C shares of any Fund within the CALAMOS FAMILY OF FUNDS and Prime Obligations Shares (discussed below) already owned with a new purchase of Class A shares of any Fund within the CALAMOS FAMILY OF FUNDS to reduce the sales charge on the new purchase. Then, the sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment.

STATEMENT OF INTENTION

Under a letter of intent, you may purchase additional Class A shares of any Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at once. A letter of intent does not obligate you to purchase or sell additional Class A shares. See the Statement of Additional Information for more information about letters of intent.

$1,000,000 PURCHASE ORDER

You may purchase the Fund's Class A shares at the NAV without a sales charge provided that the total amount invested in Class A shares of all Funds within the CALAMOS FAMILY OF FUNDS totals at least $1,000,000. With a $1,000,000 purchase order, you will pay a contingent deferred sales charge of 0.50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions. See "Contingent deferred sales charges" for more information about contingent deferred sales charges.
 10 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

WHAT ACCOUNTS ARE ELIGIBLE FOR REDUCED SALES CHARGES ON CLASS A SHARES?

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include:

   - Individual accounts    - Joint accounts    - Certain IRA accounts

For the purpose of obtaining a breakpoint discount, members of your "immediate family" include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own CALAMOS FAMILY OF FUNDS shares.

WHO MAY PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?

Any of the following investors may purchase Class A shares of the Fund at NAV, with no initial sales charge:

(a) any investor buying shares through a wrap account or other investment program whereby the investor pays the investment professional directly for services;

(b) any investor buying Class A shares by exchanging Prime Obligation Shares (discussed below) previously purchased through the exchange privilege if purchases of those Prime Obligation Shares have previously incurred a sales charge;

(c) any investor buying shares through a qualified employee benefit plan, where such plan has at least $1,000,000 in assets or 100 employees, or where the administrator for such plan acts as the administrator for qualified employee benefit plans with assets of at least $1,000,000;

(d) any company exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer;

(e) any investor, including any investment company, that has entered into an investment advisory agreement or other arrangements with CALAMOS ADVISORS or its affiliates;

(f) any insurance company separate account;

(g) any current or retired trustee of the Trust, or other registered investment company where CALAMOS ADVISORS acts as the sole investment adviser; or any associated trust, person, profit sharing or other benefit plan of such current or retired trustee;

(h) any employee of CALAMOS FINANCIAL SERVICES LLC ("CFS"), the Fund's distributor, its affiliates or an entity with a selling group agreement with CFS and its employees; and

(i) any member of the immediate family of a person qualifying under (g) or (h), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

HOW DO I OBTAIN A BREAKPOINT DISCOUNT OR PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?


The steps to obtain a breakpoint discount depend on how your account is maintained with the CALAMOS FAMILY OF FUNDS. To obtain any of the breakpoint discounts indicated on page 11, you must notify us or your financial advisor at the time you purchase shares of each eligible account you or a member of your immediate family maintains. For example, if an initial investment that was less than $1,000,000 grows to over $1,000,000, you must tell us or your financial advisor that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU DO NOT LET US OR YOUR FINANCIAL ADVISOR KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. If you make your investment through a financial advisor, it is solely your financial advisor's responsibility to ensure that you receive discounts for which

                                                  PROSPECTUS   March 1, 2007  11

FUND FACTS

you are eligible, and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by us or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, you will need to provide the foregoing information to us at the time you purchase shares. Additional information regarding sales loads and discounts applicable to us may be found in the Fund's Statement of Additional Information, which can be obtained on CALAMOS ADVISORS' website at www.calamos.com.

CLASS B SHARES

The offering price for Class B shares is the NAV per share with no initial sales charge. However, the Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class B shares are somewhat higher compared to Class A shares, which pay an aggregate 0.25% distribution fee. After eight years, measured from the first day of the month in which you purchased the shares, Class B shares automatically convert to Class A shares, which means lower annual expenses from the ninth year on.

Class B shares have a contingent deferred sales charge that declines over the years you own shares, and terminates completely after six years of ownership, measured from the first day of the month in which the shares were purchased. For any shares you sell within those six years, you may be charged at the following rates:


YEAR AFTER YOU BOUGHT SHARES                                       CONTINGENT DEFERRED SALES CHARGE
 First year                                                                      5.00%
------------------------------------------------------------
 Second year                                                                     4.00
------------------------------------------------------------
 Third or fourth year                                                            3.00
------------------------------------------------------------
 Fifth year                                                                      2.00
------------------------------------------------------------
 Sixth year                                                                      1.00

No order for Class B shares of any Fund may exceed $100,000. See "Contingent deferred sales charges" for more information about contingent deferred sales charges.

CLASS C SHARES

The offering price for Class C shares is the NAV per share with no initial sales charge. However, the Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class C shares are somewhat higher compared to Class A shares.

Class C shares have a contingent deferred sales charge of 1.00% for any shares redeemed within one year of purchase. Class C shares have a lower contingent deferred sales charge than Class B shares, but Class C shares DO NOT convert to Class A shares. No order for Class C shares of any Fund may exceed $1,000,000. See "Contingent deferred sales charges" for more information about contingent deferred sales charges.

PRIME OBLIGATIONS SHARES

If you wish to exchange your shares of the Fund for shares of a money market fund, you may exchange them for shares of the Prime Obligations Fund, a money market portfolio of First American Funds ("Prime Obligations Shares"). Class A, Class B and Class C shares of the Fund may be exchanged for Class A, Class B and Class C Prime Obligations Shares, respectively. Prime Obligations Shares are offered by a separate prospectus and are not offered by the Fund. If you should redeem (and not exchange) your Prime Obligations Shares, you would pay the applicable contingent deferred sales charge

 12 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

percentage. For a prospectus and more complete information on Prime Obligations Shares, including management fees and expenses, please call 800.823.7386. Please read the prospectus relating to Prime Obligations Shares carefully.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLAN

The Fund has a Distribution and Service Plan or "12b-1 Plan." Under the plan, Class A shares pay a distribution and/or service fee in the aggregate of 0.25% of the average daily net assets of the class. Class B and Class C shares pay a service fee of 0.25% and a distribution fee of 0.75%. Since the Fund's assets are used to pay 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders of Class C shares eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers, Inc. (the "NASD").

CONTINGENT DEFERRED SALES CHARGE

Any contingent deferred sales charge is based on the lesser of cost or market value of the Fund share. For purposes of determining a contingent deferred sales charge, Fund shares are considered sold on a first-in, first-out basis. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information about the contingent deferred sales charge.

WHICH CLASS OF SHARES SHOULD I PURCHASE?

The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of your investment. An investor making an investment that qualifies for reduced sales charges might consider Class A shares. An investor who prefers not to pay an initial sales charge and who plans to hold the investment for more than eight years might consider Class B shares. An investor who prefers not to pay an initial sales charge, but who plans to redeem the shares within eight years might consider Class C shares. For more information about the three share classes, consult your financial advisor or call us toll free at 800.823.7386. Please note that financial services firms may receive different compensation depending upon which class of shares they sell.

WHAT IS THE MINIMUM AMOUNT I CAN INVEST IN THE FUND?


The minimum initial investment for Class A shares, Class B shares and Class C shares of the Fund is $2,500. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50. The Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirement for any profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. The Fund may not waive or reduce the minimum initial or subsequent investment requirement, except for the plans listed above.


HOW CAN I BUY SHARES?

You may buy shares of the Fund by contacting us, your financial advisor or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A, Class B or Class C shares.

The offering price for shares will be the NAV per share next computed after receipt by the Fund's transfer agent of your purchase order in good form on any day the New York Stock Exchange (the "NYSE") is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day's offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day's offering price.

                                                  PROSPECTUS   March 1, 2007  13

FUND FACTS

We generally do not sell Fund shares to investors residing outside the U.S., Guam, Puerto Rico and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You may buy shares using the following methods:

BY MAIL

You may purchase shares of the Fund by sending a check payable to the CALAMOS FAMILY OF FUNDS, along with a completed account application to the Fund's transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. The Fund will not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept Treasury checks, credit card checks, traveler's checks, starter checks or checks written by third parties for the purchase of shares. The Fund also will not accept money orders for the purchase of shares. A $25 charge will be imposed if any payment submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House ("ACH") Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check has been collected, which may take 15 days.

BY TELEPHONE

Once you have established an account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Fund will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.823.7386 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Fund's transfer agent, in writing along with a voided check, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

The Fund may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Fund and their transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

BY WIRE

You may purchase shares by wiring funds from your bank. To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank

 14 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS


must include the Fund's name, your account number and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:


U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

CREDIT:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

FURTHER CREDIT:


(Global Equity Fund)


(account registration)

(account number)

Before sending any wire, please contact the transfer agent to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Neither the Fund nor the transfer agent is responsible for delays in the Federal Reserve wire system.

BY EXCHANGE

You may exchange Class A shares of the Fund for Class A shares of another Fund in the CALAMOS FAMILY OF FUNDS with no sales charge. You may exchange Class B shares and Class C shares of the Fund for Class B shares and Class C shares of another Fund, respectively, in the CALAMOS FAMILY OF FUNDS with no contingent deferred sales charge. You also may exchange any class of Fund shares for Prime Obligation Shares (discussed above). The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet the Fund's applicable minimum investment requirement. You may exchange your shares by writing to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.823.7386. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us. An exchange transaction is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privileges of any investor who appears to engage in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor's ability to redeem shares of the Fund for cash will not be affected.

BY AUTOMATIC BANK DRAFT PLAN

If you own shares of the Fund, you may purchase additional Fund shares periodically through the Automatic Bank Draft Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest, which must be $50 or more. Your financial institution must be a member of the ACH Network to participate. If you wish to enroll in this Plan, complete the appropriate application form. To obtain the form, call 800.823.7386. The Plan is not available to clients of financial advisors that offer similar investment services. The Fund may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying us by telephone or in writing at least five
                                                  PROSPECTUS   March 1, 2007  15

FUND FACTS

business days prior to the effective date of the next transaction. A request to change bank information for this Plan requires a signature guarantee. A $25 charge will be imposed if your bank rejects your payment.

HOW CAN I SELL (REDEEM) SHARES?

Fund shares will be redeemed at the NAV next computed after receipt of a redemption request in good form. The NAV is computed as of the close of a regular trading session of the NYSE, which is normally 4:00 p.m. Eastern time. Requests received after that time will be processed the next business day.

ONCE YOUR INSTRUCTION TO SELL FUND SHARES HAS BEEN RECEIVED, YOU MAY NOT CANCEL OR REVOKE YOUR REQUEST. IT IS, THEREFORE, VERY IMPORTANT THAT YOU CALL US IF YOU HAVE ANY QUESTIONS ABOUT THE REQUIREMENTS FOR SELLING SHARES BEFORE SUBMITTING YOUR REQUEST.

THROUGH YOUR BROKER-DEALER (CERTAIN CHARGES MAY APPLY)

Shares held for you in your broker-dealer's name must be sold through the broker-dealer.

BY WRITING TO THE FUND'S TRANSFER AGENT

When your shares are held for you by the Fund's transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2. be signed by all owners exactly as their names appear on the account; and

3. for each signature on the redemption request, include a signature guarantee, if necessary.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

BY TELEPHONE

If you have elected the telephone redemption privilege, you may redeem your shares by telephone. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.

If you did not authorize telephone redemptions on your original account application, you may request telephone redemption privileges by submitting a request in writing with a signature guarantee. In addition, if you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, please also be sure to include your request along with a voided check for this bank account. Your request can be sent to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee, along with a voided check for the new bank account. Only member banks may transmit funds via the ACH Network.

To redeem shares from your account by telephone, call 800.823.7386. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Fund will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Fund also may record a call, request more information and send written confirmation of telephone transactions. The Fund and their transfer agent will be liable for
 16 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

losses from unauthorized telephone instructions only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

BY WIRE

Broker-dealers or other sales agents may communicate redemption orders by wire to the Fund's transfer agent. There is no limit on redemption orders communicated by wire.

BY SYSTEMATIC WITHDRAWAL PLAN

Under the Fund's Systematic Withdrawal Plan, you may request that the Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.823.7386 and request a systematic withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase and Class A shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase) under the Systematic Withdrawal Plan is 10% of the NAV of the account. Because a sales charge is imposed on purchases of Fund shares, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network.

BY EXCHANGE

You may redeem all or any portion of your shares of the Fund and use the proceeds to purchase shares of any of the other Funds within the CALAMOS FAMILY OF FUNDS or Prime Obligations Shares if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. An exchange may be made by following the redemption methods described above and indicating the Fund to be purchased, except that a signature guarantee normally is not required. See "How can I buy shares? -- By exchange" for more information about the exchange privilege.

SIGNATURE GUARANTEES

A signature guarantee is required for all redemptions of $50,000 or more and for all redemptions from an account that has submitted a change in address to the transfer agent within the last 30 days. You can obtain a signature guarantee from most broker-dealers, including CFS, and financial institutions.

REDEMPTION FEE ON SHARES HELD SEVEN DAYS OR LESS

A redemption of Fund shares (except shares purchased with reinvested dividends or distributions or shares redeemed through the Systematic Withdrawal Plan) held for seven calendar days or less may be subject to a redemption fee of 2% of the redemption proceeds, which will be deducted from those proceeds. The redemption fee is paid to the Fund and is intended to deter short-term trading and to offset portfolio transaction costs, market impact and other costs associated with short-term trading. For shares purchased on different days, the redemption fee is applied on a last-in, first-out basis, meaning that the most recently purchased shares will be deemed to be the first redeemed.

                                                  PROSPECTUS   March 1, 2007  17

FUND FACTS

For shares held through financial services companies, broker-dealers, banks or other authorized agents ("intermediaries"), the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, due to operational requirements and/or limitations, certain intermediaries' methods for tracking and calculating the fee may differ in some respects from those of the Fund. In addition, certain intermediaries may not presently possess the operational capabilities to charge the fee. In those instances, a fee may not be able to be applied. The Fund cannot always monitor the imposition of redemption fees on shares that are purchased through intermediaries or held in omnibus accounts. If you purchased shares through an intermediary, you should contact the intermediary for information on how the redemption fee may be applied to your shares.

The Fund reserves the right to waive the redemption fee at its discretion where such waiver is believed not to materially harm the Fund and is consistent with the Fund's efforts to deter abusive short-term trading. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.


See "--Excessive trading policies and procedures" for more information on the Fund's policies to deter excessive and short-term trading.


REDEMPTION-IN-KIND

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

PROCESSING TIME

The Fund will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request and the cost of the wire (currently $15) will be deducted from the redemption proceeds. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

SMALL ACCOUNTS

Due to the relatively high cost of handling small accounts, the Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuation.

TRANSACTION INFORMATION
SHARE PRICE

The Fund's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Mondays in
 18 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Fund's transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Fund's transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

CALAMOS ADVISORS values the Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the board of trustees. Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its NAV. Securities traded in OTC markets and quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or, lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.

When a most recent last sale or closing price is not readily available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations, in accordance with the guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the midpoint of the consolidated bid/ask quote for the option security, also in accordance with the guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or, when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with the guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated. As stated above, if market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value

                                                  PROSPECTUS   March 1, 2007  19

FUND FACTS

by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to the guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INTERMEDIARIES

The Fund may authorize intermediaries to accept purchase, exchange and redemption orders on the Fund's behalf. An order properly received by an intermediary will be deemed to have been received by the Fund as of the time of receipt by the intermediary. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund's NAV per share next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary and the 2% redemption fee (if applicable) imposed by the Fund.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. The Fund cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Fund. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.


CFS and its affiliates are currently subject to supplemental compensation payment requests by certain intermediaries. CFS or its affiliates may make payments to intermediaries, among other things, to help defray the costs incurred by qualifying intermediaries in connection with efforts to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access intermediaries' registered representatives, to obtain marketing support and to provide other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to intermediaries who have sold Fund shares. The level of payments made to a qualifying Intermediary in any given year will vary and in no case would exceed the sum of (a) 0.25% of the prior 12-month period's Fund sales by that intermediary and (b) 0.12% of the average daily value of Fund shares held by customers of that intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will make the requested payments, including the qualifying intermediary's sales, assets and redemption rates, and the quality of the intermediary's services.


ANTI-MONEY LAUNDERING COMPLIANCE

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Corporate, trust, and other entity accounts must provide additional documentation. The Fund will use this information to verify your identity. The Fund will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Fund may request additional information from you to assist in verifying your identity. If the Fund is unable to verify your identity, they reserve the
 20 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

right to redeem your account at the current day's NAV. If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

TRANSACTION RESTRICTIONS

The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Fund is intended for long-term investment purposes only, and is not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/or increase expenses, thus harming Fund performance.

The Fund may, in its discretion, suspend, and may permanently terminate, the purchase or exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although the Fund will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Fund receives purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund, making it more difficult to locate and eliminate short-term or excessive trading. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy.

However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Fund, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that short-term or excessive trading activity will occur in the Fund.

The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor, without prior notice, if the trading activity in the account may be disruptive to the Fund. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund's sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

EXCESSIVE TRADING POLICIES AND PROCEDURES

Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund can disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

The Fund, which invests in foreign securities, may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the

                                                  PROSPECTUS   March 1, 2007  21

FUND FACTS

prices of the foreign securities held by the Fund. Alternatively, some investors may attempt to benefit from stale pricing -- when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV.

To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund's NAV, which may negatively impact long-term shareholders. Although the Fund has adopted policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Fund cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Fund discourages and does not accommodate frequent purchases and redemptions of the Fund's shares. The Fund attempts to detect and deter excessive trading through the following methods:

   - imposing restrictions on trading or exchange privileges of investors the Fund believes are engaging in short-term or excessive trading, as described under "Transaction restrictions;"

   - imposing redemption fees on all classes of shares held for a short period of time, as described under "Redemption fee on shares held seven days or less";

   - utilizing fair valuation of securities, as described under "Valuation procedures;" and

   - monitoring trades.

Although the Fund will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the "Transaction restrictions" section.

The Fund's policies and procedures regarding excessive trading may be modified at any time.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

You may receive two kinds of distributions from the Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. The Fund declares dividends annually. Net realized long-term capital gains, if any, are paid to shareholders by the Fund at least annually.

All distributions under $10 will automatically be reinvested into additional shares of the Fund, even if you elected to have dividends and/or capital gains paid in cash. If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

TAXES

You may realize a capital gain or capital loss when you redeem or exchange shares. Distributions, whether received in cash or reinvested in additional Fund shares, are subject to federal income tax and may be subject to state or local taxes. The federal tax treatment will depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state and locality.

 22 CALAMOS FAMILY OF FUNDS

                                                                      FUND FACTS

The dividends and distributions paid by the Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Under current law, if you are an individual and you satisfy certain holding period requirements, your share of the Fund's "qualified dividend income" will be eligible for taxation at the reduced rate of 15% now applicable to long-term capital gains. Ordinary income and short-term capital gains are taxed at a maximum rate of 35%. Annually, the Fund will advise you of the source of your distributions for tax purposes.

A portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what portion of the ordinary income dividends paid by the Fund will consist of "qualified dividend income."

The Fund may be required to withhold federal income tax ("backup withholding") from payments to you if:

   - you fail to furnish your properly certified Social Security or other tax identification number;

   - you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

   - the Internal Revenue Service ("IRS") informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

OTHER INFORMATION

SHAREHOLDER ACCOUNTS

Each shareholder of the Fund receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, or change of shareholder address (sent to both the former and the new address).

RETIREMENT PLANS

You may use the Fund as an investment for your IRA profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from us and your financial advisor.

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund is available in the Statement of Additional Information and on the Fund's website, www.calamos.com.

PROSPECTUSES AND SHAREHOLDER REPORTS

The Fund reduces the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.823.7386 or write to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 to request individual copies of these documents. The Fund will begin sending you individual copies within 30 days of your request.

                                                  PROSPECTUS   March 1, 2007  23

FINANCIAL HIGHLIGHTS

Financial highlights are not available as the Fund commenced operations on March 1, 2007.

 24 CALAMOS FAMILY OF FUNDS

                           [CALAMOS INVESTMENTS LOGO]

       Calamos Investments    2020 Calamos Court    Naperville, IL 60563
                          800.582.6959    www.calamos.com


      If you would like more information about the Fund, the following resources are available upon request, free of charge.



      The Statement of Additional Information provides more detailed information about the Fund and, except for the information in the section entitled
      "Financial Statements," is incorporated into this prospectus by reference.



      Copies of the Statement of Additional Information are available, without charge, upon request by calling 800.582.6959 or by visiting the Fund's website at www.calamos.com. You can request other information and discuss your questions about the Fund by contacting Calamos Financial Services LLC at:



      Calamos Financial Services LLC
      2020 Calamos Court
      Naperville, Illinois 60563
      Telephone: 800.582.6959



      You can review the Fund's Statement of Additional
      Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission's Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:



                                                 FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
      Public Reference Section of the Commission                800.823.7386
      Washington, D.C. 20549-0102
      Telephone: 202.942.8090
      E-mail: publicinfo@sec.gov



      TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
      800.582.6959



      VISIT OUR WEB-SITE
      www.calamos.com



      INVESTMENT ADVISER
      Calamos Advisors LLC
      2020 Calamos Court
      Naperville, IL 60563



      TRANSFER AGENT
      US Bancorp Fund Services, LLC
      615 E. Michigan St. 3rd floor
      Milwaukee, WI 53202



      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP
      Chicago, IL



      LEGAL COUNSEL
      Bell, Boyd & Lloyd LLP
      Chicago, IL


              (C) 2007 CALAMOS HOLDINGS LLC. ALL RIGHTS RESERVED.
      CALAMOS(R), CALAMOS INVESTMENTS(R), STRATEGIES FOR SERIOUS MONEY(R)

      811-5443        AND THE CALAMOS(R) LOGO ARE TRADEMARKS OF CALAMOS HOLDINGS
LLC.                                                           GEPRO 03/07

                         SUPPLEMENT DATED MARCH 1, 2007


                      TO PROSPECTUSES DATED MARCH 1, 2007


                           CALAMOS(R) FAMILY OF FUNDS
                           CALAMOS GLOBAL EQUITY FUND

                             I SHARES AND R SHARES

     This supplement together with the Calamos Family of Funds prospectus and Global Equity Fund prospectus offers Class I shares ("Institutional Shares") and Class R shares ("R Shares") of each of Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, Convertible Fund, Market Neutral Income Fund, Multi-Fund Blend and Global Equity Fund (each a "Fund"). Each Fund through its prospectus also currently offers three other classes of shares, Class A, Class B and Class C shares, that have substantially lower minimum investment requirements but bear certain expenses not borne by the Institutional Shares or R Shares.

     The following information supplements the indicated sections of the prospectuses.

HOW HAS THE FUND PERFORMED IN THE PAST?

     Each Fund, except for Multi-Fund Blend and Global Equity Fund, presents average annual total returns for the Institutional Shares. Performance information has not been presented for Multi-Fund Blend or Global Equity Fund because neither Fund has been in existence for at least one calendar year. Performance information has not been presented for R Shares because the class has not been available for at least one calendar year.

     The following table shows the average annual performance of Growth Fund's Institutional Shares and is added after the table located on page 5 of the Calamos Family of Funds prospectus:

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                     ONE YEAR   FIVE YEARS   SINCE INCEPTION*
                                                     --------   ----------   ----------------
CLASS I
  Return before taxes..............................    1.71%      9.62%           15.98%
  S&P 500 Index#...................................   15.79%      6.19%            6.10%
  Russell Midcap(R) Growth Index##.................   10.66%      8.22%            6.66%@


---------------

  * Inception date for Class I shares of this Fund is 9/18/97.

 # The S&P 500 Index is generally considered representative of the U.S. stock market.


## The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies whose average market capitalization is approximately $4.2 billion, with higher price-to-book ratios and higher growth values.



  @ Index data shown is from 8/31/97 (comparative data is available only for full monthly periods).

     The following table shows the average annual performance of Blue Chip Fund's Institutional Shares and is added after the table located on page 10 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                              ONE YEAR   SINCE INCEPTION*
                                                              --------   ----------------
CLASS I
  Return before taxes.......................................   12.01%          9.48%
  S&P 500 Index#............................................   15.79%         11.59%


---------------

 * Inception date for Class I shares of this Fund is 12/1/03.


# The S&P 500 Index is generally considered representative of the U.S. stock market.


     The following table shows the average annual performance of Value Fund's Institutional Shares and is added after the table located on page 13 of the Calamos Family of Funds prospectus:

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                              ONE YEAR   SINCE INCEPTION*
                                                              --------   ----------------
CLASS I
  Return before taxes.......................................   14.83%          9.01%
  Russell 1000 Value Index#.................................   22.25%         11.39%@


---------------

 * Inception date for Class I shares of this Fund is 3/1/02.


# The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.



 @ Index data shown is from 2/28/02 (comparative data is available only for full monthly periods).



     The following table shows the average annual performance of International Growth Fund's Institutional Shares and is added after the table located on page 18 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                              ONE YEAR   SINCE INCEPTION*
                                                              --------   ----------------
CLASS I
  Return before taxes.......................................   21.96%         23.21%
  MSCI EAFE Growth Index#...................................   22.69%         18.90%


---------------

 * Inception date for Class I shares of this Fund is 3/16/05.


# The MSCI EAFE Growth Index measures developed market growth equity performance
  (excluding the U.S. and Canada).

     The following table shows the average annual performance of Global Growth and Income Fund's Institutional Shares and is added after the table located on page 24 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                     ONE YEAR   FIVE YEARS   SINCE INCEPTION*
                                                     --------   ----------   ----------------
CLASS I
  Return before taxes..............................   16.21%      12.02%           10.70%
  MSCI World Index#................................   20.65%      10.49%            6.74%@


---------------

  * Inception date for Class I shares of this Fund is 9/18/97.

 # The MSCI World Index (US Dollar) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.


  @ Index data shown is from 8/31/97 (comparative data is available only for full monthly periods).



     The following table shows the average annual performance of Growth and Income Fund's Institutional Shares and is added after the table located on page 30 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                     ONE YEAR   FIVE YEARS   SINCE INCEPTION*
                                                     --------   ----------   ----------------
CLASS I
  Return before taxes..............................   10.15%      10.03%           13.01%
  S&P 500 Index#...................................   15.79%       6.19%            6.11%
  Value Line Convertible Index##...................   10.64%       8.59%            4.75%@


---------------

  * Inception date for Class I shares of this Fund is 9/18/97.

 # The S&P 500 Index is generally considered representative of the U.S. stock market.

## The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.


  @ Index data shown is from 8/31/97 (comparative data is available only for full monthly periods).



     The following table shows the average annual performance of High Yield Fund's Institutional Shares and is added after the table located on page 36 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                              ONE YEAR   SINCE INCEPTION*
                                                              --------   ----------------
CLASS I
  Return before taxes.......................................   10.60%          9.80%
  CSFB High Yield Index#....................................   11.93%         11.42%@


---------------

 * Inception date for Class I shares of this Fund is 3/8/02.

 # The CSFB High Yield Index is an unmanaged index of high yield debt securities.


  @ Index data shown is from 2/28/02 (comparative data is available only for full monthly periods).

     The following table shows the average annual performance of Convertible Fund's Institutional Shares and is added after the table located on page 42 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                     ONE YEAR   FIVE YEARS   SINCE INCEPTION*
                                                     --------   ----------   ----------------
CLASS I
  Return before taxes..............................    9.39%      7.82%           9.87%
  Value Line Convertible Index#....................   10.64%      8.59%           5.71%@


---------------

 * Inception date for Class I shares of this Fund is 6/25/97.

 # The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market.


 @ Index data shown is from 5/31/97 (comparative data is available only for full monthly periods).



     The following table shows the average annual performance of Market Neutral Income Fund's Institutional Shares and is added after the table located on page 49 of the Calamos Family of Funds prospectus:


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006


                                                     ONE YEAR   FIVE YEARS   SINCE INCEPTION*
                                                     --------   ----------   ----------------
CLASS I
  Return before taxes..............................   8.71%       5.67%           6.38%
  Lehman Brothers Government/Credit Index#.........   3.78%       5.17%           6.56%@
  Citigroup 30-Day Treasury Bill Index##...........   4.75%       2.31%           2.85%@


---------------

  * Inception date for Class I shares of this Fund is 5/10/00.


 # The Lehman Brothers Government/Credit Index comprises long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.



## The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money market investments.



  @ Index data shown is from 4/30/00 (comparative data is available only for full monthly periods).

WHAT ARE THE FEES AND EXPENSES OF THE FUND?


     The following information describes the fees that you may pay if you buy and hold Institutional Shares of the Funds. The information presented in the following table for each Fund indicated, except Global Equity Fund, is added as the second to last column in the table for the respective Fund located on pages 6, 11, 14, 19, 25, 31, 37, 43 and 50 of the Calamos Family of Funds prospectus, respectively. The information presented in the following table for Global Equity Fund is added as the second to last column in the table located on page 6 of the Global Equity Fund prospectus.


                                                                                 GLOBAL
                                            BLUE               INTERNATIONAL   GROWTH AND
                                 GROWTH     CHIP      VALUE       GROWTH         INCOME
                                  FUND      FUND      FUND         FUND           FUND
                                 CLASS I   CLASS I   CLASS I      CLASS I       CLASS I
                                 -------   -------   -------   -------------   ----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT):
  Maximum Sales Charge (Load)
    on Purchases (as a
    percentage of offering
    price).....................   None      None      None         None           None
  Maximum Deferred Sales Charge
    (Load) (as a percentage of
    the lesser of the
    redemption price or
    offering price)............   None      None      None         None           None
  Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions....   None      None      None         None           None
  Redemption Fee on Shares Held
    Seven Days or Less (as a
    percentage of amount
    redeemed)(3)...............   2.00%     2.00%     2.00%        2.00%          2.00%
  Exchange fee.................   None      None      None         None           None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES DEDUCTED FROM FUND
  ASSETS):
  Management Fees..............   0.78%     1.00%     1.00%        1.00%          0.99%
  Distribution and/or Service
    Fees (12b-1)...............   None      None      None         None           None
  Other Expenses...............   0.16%     0.18%     0.21%        0.27%          0.17%
  Total Annual Operating
    Expenses...................   0.94%     1.18%     1.21%        1.27%          1.16%
  Fee Waiver and/or Expense
    Reimbursement..............     --        --        --           --             --
  Net Expenses.................   0.94%     1.18%     1.21%        1.27%          1.16%

                                 GROWTH                            MARKET
                                   AND      HIGH                   NEUTRAL   GLOBAL
                                 INCOME     YIELD    CONVERTIBLE   INCOME    EQUITY
                                  FUND      FUND        FUND        FUND      FUND
                                 CLASS I   CLASS I     CLASS I     CLASS I   CLASS I
                                 -------   -------   -----------   -------   -------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT):
  Maximum Sales Charge (Load)
    on Purchases (as a
    percentage of offering
    price).....................   None      None        None        None      None
  Maximum Deferred Sales Charge
    (Load) (as a percentage of
    the lesser of the
    redemption price or
    offering price)............   None      None        None        None      None
  Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions....   None      None        None        None      None
  Redemption Fee on Shares Held
    Seven Days or Less (as a
    percentage of amount
    redeemed)(3)...............   2.00%     2.00%       2.00%       2.00%     2.00%
  Exchange fee.................   None      None        None        None      None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES DEDUCTED FROM FUND
  ASSETS):
  Management Fees..............   0.66%     0.75%       0.73%       0.74%     1.00%
  Distribution and/or Service
    Fees (12b-1)...............   None      None        None        None      None
  Other Expenses...............   0.14%     0.17%       0.14%       0.26%     0.55%
  Total Annual Operating
    Expenses...................   0.80%     0.92%       0.87%       1.00%     1.55%
  Fee Waiver and/or Expense
    Reimbursement..............     --        --          --          --     (0.05)%
  Net Expenses.................   0.80%     0.92%       0.87%       1.00%     1.50%

     The following information describes the fees that you may pay if you buy and hold R Shares of the Funds. The information presented in the following table for each Fund indicated, except Global Equity Fund, is added as the last column in the table for the respective Fund located on pages 6, 11, 14, 19, 25, 31, 37, 43 and 50 of the Calamos Family of Funds prospectus, respectively. The information presented in the following table for Global Equity Fund is added as the last column in the table located on page 6 of the Global Equity Fund prospectus.


                                                                            GLOBAL
                                       BLUE               INTERNATIONAL   GROWTH AND
                            GROWTH     CHIP      VALUE       GROWTH         INCOME
                             FUND      FUND      FUND         FUND           FUND
                            CLASS R   CLASS R   CLASS R      CLASS R       CLASS R
                            -------   -------   -------   -------------   ----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT):
  Maximum Sales Charge
    (Load) on Purchases
    (as a percentage of
    offering price).......   None      None      None         None           None
  Maximum Deferred Sales
    Charge (Load) (as a
    percentage of the
    lesser of the
    redemption price or
    offering price).......   None      None      None         None           None
  Maximum Sales Charge
    (Load) Imposed on
    Reinvested Dividends/
    Distributions.........   None      None      None         None           None
  Redemption Fee on Shares
    Held Seven Days or
    Less (as a percentage
    of amount
    redeemed)(3)..........   None      None      None         None           None
  Exchange fee............   None      None      None         None           None
ANNUAL FUND OPERATING
  EXPENSES
  (EXPENSES DEDUCTED FROM
  FUND ASSETS):
  Management Fees.........   0.78%     1.00%     1.00%        1.05%          0.99%
  Distribution and/or
    Service Fees
    (12b-1)...............   0.50%     0.50%     0.50%        0.50%          0.50%
  Other Expenses..........   0.16%     0.18%     0.21%        0.22%          0.17%
  Total Annual Operating
    Expenses..............   1.44%     1.68%     1.71%        1.77%          1.66%
  Fee Waiver and/or
    Expense
    Reimbursement.........     --        --        --           --             --
  Net Expenses............   1.44%     1.68%     1.71%        1.77%          1.66%

                            GROWTH                            MARKET
                              AND      HIGH                   NEUTRAL   GLOBAL
                            INCOME     YIELD    CONVERTIBLE   INCOME    EQUITY
                             FUND      FUND        FUND        FUND      FUND
                            CLASS R   CLASS R     CLASS R     CLASS R   CLASS R
                            -------   -------   -----------   -------   -------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT):
  Maximum Sales Charge
    (Load) on Purchases
    (as a percentage of
    offering price).......   None      None        None        None       None
  Maximum Deferred Sales
    Charge (Load) (as a
    percentage of the
    lesser of the
    redemption price or
    offering price).......   None      None        None        None       None
  Maximum Sales Charge
    (Load) Imposed on
    Reinvested Dividends/
    Distributions.........   None      None        None        None       None
  Redemption Fee on Shares
    Held Seven Days or
    Less (as a percentage
    of amount
    redeemed)(3)..........   None      None        None        None       None
  Exchange fee............   None      None        None        None       None
ANNUAL FUND OPERATING
  EXPENSES
  (EXPENSES DEDUCTED FROM
  FUND ASSETS):
  Management Fees.........   0.66%     0.75%       0.73%       0.74%      1.00%
  Distribution and/or
    Service Fees
    (12b-1)...............   0.50%     0.50%       0.50%       0.50%      0.50%
  Other Expenses..........   0.14%     0.17%       0.14%       0.26%      0.55%
  Total Annual Operating
    Expenses..............   1.30%     1.42%       1.37%       1.50%      2.05%
  Fee Waiver and/or
    Expense
    Reimbursement.........     --        --          --          --      (0.05)%
  Net Expenses............   1.30%     1.42%       1.37%       1.50%      2.00%

     The information presented in the following tables for Multi-Fund Blend is added as the last column in the table for Multi-Fund Blend located on page 56 of the Calamos Family of Funds prospectus:



                                                              CLASS I   CLASS R
                                                              -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
  Maximum Sales Charge (Load) on Purchases (as a percentage
     of offering price).....................................    None      None
  Maximum Deferred Sales Charge (Load) (as a percentage of
     the lesser of the redemption price or offering
     price).................................................    None      None
  Maximum Sales Charge (Load) Imposed On Reinvested
     Dividends/ Distributions...............................    None      None
  Redemption Fee on Shares Held Seven Days or Less (as a
     percentage of amount redeemed)(3)......................    2.00%     None
  Exchange fee..............................................    None      None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
  ASSETS):
  Management Fees(4)........................................    None      None
  Distribution and/or Service (12b-1) Fees..................    None      0.50%
  Other Expenses(5).........................................   10.66%    10.66%
  Less Expense Reimbursements(5)............................  (10.41)%  (10.41)%
  Net Other Expenses........................................    0.25%     0.25%
  Total Annual Fund Operating Expenses......................    0.25%     0.75%
  Acquired Fund Operating Expenses (Estimated Indirect
     Expenses of Underlying Funds)(6).......................    1.11%     1.11%
  Total Annual Fund and Acquired Fund Operating Expenses....    1.36%     1.86%



     The following sentence is added after the second sentence in footnote (5) to the fees and expenses table for Multi-Fund Blend located on page 56 of the Calamos Family of Funds prospectus:


          "Calamos Advisors has contractually agreed to reimburse Fund expenses through August 31, 2007 so that Other Expenses after any such reimbursement do not exceed 0.25% for Class I shares or Class R shares."

     The following information describes the expenses that you may pay if you buy and hold Institutional Shares or R Shares.

     The following table is added after the table relating to Growth Fund located on page 7 of the Calamos Family of Funds prospectus:

EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................     96          300           520        1,155
Class R.....................................    147          456           787        1,724

     The following table is added after the table relating to Blue Chip Fund located on page 11 of the Calamos Family of Funds prospectus:

EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................     120         375           649        1,432
Class R.....................................     171         530           913        1,987


     The following table is added after the table relating to Value Fund located on page 15 of the Calamos Family of Funds prospectus:

EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................     123         384           665        1,466
Class R.....................................     174         539           928        2,019



     The following table is added after the table relating to International Growth Fund located on page 20 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................     129         403           697        1,534
Class R.....................................     180         557           959        2,084



     The following table is added after the table relating to Global Growth and Income Fund located on page 26 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................     118         368           638        1,409
Class R.....................................     169         523           902        1,965

     The following table is added after the table relating to Growth and Income Fund located on page 32 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................      82         255           444          990
Class R.....................................     132         412           713        1,568



     The following table is added after the table relating to High Yield Fund located on page 38 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................      94         293           509        1,131
Class R.....................................     145         449           776        1,702



     The following table is added after the table relating to Convertible Fund located on page 44 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................      89         278           482        1,073
Class R.....................................     139         434           750        1,646



     The following table is added after the table relating to Market Neutral Income Fund located on page 51 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Class I.....................................    102          318           552        1,225
Class R.....................................    153          474           818        1,791

     The following table is added after the table relating to Multi-Fund Blend located on page 57 of the Calamos Family of Funds prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                                              ONE YEAR   THREE YEARS
                                                              --------   -----------
Class I.....................................................    138        2,416
Class R.....................................................    189        2,539



     The following table is added after the table relating to Global Equity Fund located on page 7 of the Global Equity Fund prospectus:


EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:


                                                              ONE YEAR   THREE YEARS
                                                              --------   -----------
Class I.....................................................     153         485
Class R.....................................................     203         638

WHAT CLASSES OF SHARES DO THE FUNDS OFFER?



     The following paragraphs are added immediately after the section entitled "What classes of shares do the Funds offer? -- Class C shares" on page 68 of the Calamos Family of Funds prospectus and the section entitled "What classes of shares does the Fund offer? -- Class C shares" on page 12 of the Global Equity Fund prospectus:


     "CLASS I SHARES

          The offering price for Class I shares is the NAV per share with no initial sales charge. There is no contingent deferred sales charge nor distribution or service fees with respect to Class I shares.


          Class I shares are offered primarily for direct investment by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) and by institutional clients, provided such plans or clients have assets of at least $1 million. Class I shares may also be offered to certain other entities or programs, including, but not limited to, investment companies, under certain circumstances. The Fund may also waive the minimum initial investment.



          As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of NAV) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B, Class C or Class R shares.


     CLASS R SHARES

          The offering price for Class R shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 0.50% of average net assets. Class R shares may only be purchased through certain tax-exempt retirement plans held in plan level or omnibus accounts, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans."


     The following sentence is added immediately after the second sentence of the section entitled "What classes of shares do the Funds offer? -- Prime Obligations Shares" on pages 68-9 of the Calamos Family of Funds prospectus and the second sentence of the section entitled "What classes of shares does the Fund offer? -- Prime Obligations Shares" on pages 12-3 of the Global Equity Fund prospectus:



          "Class I shares and Class R shares of the Funds may not be exchanged for Prime Obligations Shares."



     The following sentences are added immediately after the third sentence of the section entitled "What is the minimum amount I can invest in the Funds?" on page 69 of the Calamos Family of Funds prospectus and the section entitled "What is the minimum amount I can invest in the Fund?" on page 13 of the Global Equity Fund prospectus:


          "The minimum initial investment requirement for Class I shares is $1 million. There is no minimum initial investment requirement for Class R shares."


     The following sentence is added immediately after the second sentence of the first paragraph in the section entitled "How can I buy shares? -- By exchange" on page 71 of the Calamos Family of Funds prospectus and page 15 of the Global Equity Fund prospectus:



          "You may exchange Class I shares and Class R shares of a Fund for Class I shares and Class R shares of another Fund, respectively, in the Calamos Family of Funds with no sales charges."

     The following paragraph is added immediately after the section entitled "How can I buy shares? -- By automatic bank draft plan" on page 71 of the Calamos Family of Funds prospectus and pages 15-6 of the Global Equity Fund prospectus:



     "CLASS I SHARES AND CLASS R SHARES



          If you participate in a tax-exempt retirement plan, you may purchase Class I shares or Class R shares by contacting your plan's administrator, whose contact information is available through your employer's human resources department. If you are an institutional client, you may purchase Class I shares either directly or through an authorized dealer."


HOW CAN I SELL (REDEEM) SHARES?


     The following paragraph is added immediately after the section entitled "How can I sell (redeem) shares? -- By exchange" on page 73 of the Calamos Family of Funds prospectus and page 17 of the Global Equity Fund prospectus:


     "CLASS I SHARES AND CLASS R SHARES

          If you participate in a tax-exempt retirement plan, you may redeem Class I or Class R shares by contacting your plan's administrator, whose contact information is available through your employer's human resources department. If you are an institutional client, you may redeem Class I shares either directly or through an authorized dealer."


     The following sentence is added immediately after the section entitled "Redemption fee on shares held seven days or less" on pages 73-4 of the Calamos Family of Funds Prospectus and pages 17-8 of the Global Equity Fund prospectus:


          "A redemption of Class R Fund shares held for seven calendar days or less will not be subject to a redemption fee."

FINANCIAL HIGHLIGHTS


     The following table is added immediately after the table on pages 82-3 of the Calamos Family of Funds prospectus:

                              CALAMOS GROWTH FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                              CLASS I
                                  ---------------------------------------------------------------
                                   APRIL 1,
                                     2006
                                    THROUGH
                                  OCTOBER 31,                 YEAR ENDED MARCH 31,
                                  -----------   -------------------------------------------------
                                     2006         2006       2005       2004      2003      2002
                                  -----------   --------   --------   --------   -------   ------
Net asset value, beginning of
  period........................   $  62.06     $  52.85   $  50.30   $  33.38   $ 39.56   $38.83
Income from investment
  operations:
  Net investment income
     (loss).....................      (0.16)*      (0.17)*    (0.25)*    (0.13)*   (0.30)*  (0.34)*
  Net realized and unrealized
     gain (loss) on
     investments................      (3.15)       11.72       2.94      17.05     (5.88)    1.07
Total from investment
  operations....................      (3.31)       11.55       2.69      16.92     (6.18)    0.73
Distributions:
  Dividends from net investment
     income.....................         --           --         --         --        --       --
  Dividends from net realized
     gains......................         --        (2.34)     (0.14)        --        --       --
  Distributions paid from
     capital....................         --           --         --         --        --       --
Total distributions.............         --        (2.34)     (0.14)        --        --       --
Net asset value, end of
  period........................   $  58.75     $  62.06   $  52.85   $  50.30   $ 33.38   $39.56
Total Return(a).................     (5.33)%       22.25%      5.35%     50.69%   (15.62)%   1.88%
Ratios and supplemental data:
Net assets, end of period
  (000).........................   $140,089     $198,409   $156,641   $123,933   $45,620   $7,424
Ratio of net expenses to average
  net assets....................       0.94%**      0.95%      0.98%      1.06%     1.15%    1.30%
Ratio of net investment income
  (loss) to average net
  assets........................      (0.46%)**    (0.30)%    (0.49)%    (0.71)%   (0.87)%  (0.87)%
Ratio of gross expenses to
  average net assets............       0.94%**      0.95%      0.98%      1.06%     1.15%    1.30%

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *  Net investment income allocated based on average shares method.

**  Annualized

     The following table is added immediately after the table on pages 84-5 of the Calamos Family of Funds prospectus:


                             CALAMOS BLUE CHIP FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                        CLASS I
                                                      --------------------------------------------
                                                       APRIL 1,                        DECEMBER 1,
                                                         2006                            2003***
                                                        THROUGH        YEAR ENDED        THROUGH
                                                      OCTOBER 31,      MARCH 31,        MARCH 31,
                                                      -----------   ----------------   -----------
                                                         2006        2006      2005       2004
                                                      -----------   -------   ------   -----------
Net asset value, beginning of period................    $ 12.19     $ 10.94   $10.28     $10.00
Income from investment operations:
  Net investment income (loss)......................       0.04        0.01     0.04      (0.00)*
  Net realized and unrealized gain (loss) on
     investments....................................       0.61        1.24     0.64       0.28
Total from investment operations....................       0.65        1.25     0.68       0.28
Distributions:
  Dividends from net investment income..............         --          --    (0.02)        --
  Dividends from net realized gains.................         --          --       --         --
Total distributions.................................         --          --    (0.02)        --
Net asset value, end of period......................    $ 12.84     $ 12.19   $10.94     $10.28
Total return(a).....................................       5.33%      11.43%    6.64%      2.80%
Ratios and supplemental data:
Net assets, end of period (000).....................    $19,153     $17,881   $2,686     $1,427
Ratio of net expenses to average net assets.........       1.18%**     1.21%    1.45%      1.50%**
Ratio of net investment income (loss) to average net
  assets............................................       0.54%**     0.41%    0.50%     (0.17)%**
Ratio of gross expenses to average net assets.......       1.18%**     1.21%    1.45%      2.31%**

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  * Amounts are less than $0.005

 ** Annualized

*** Commencement of operations

     The following table is added immediately after the table on pages 86-7 of the Calamos Family of Funds prospectus:


                               CALAMOS VALUE FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:


                                                                  CLASS I
                                        -----------------------------------------------------------
                                         APRIL 1,                                         MARCH 1,
                                           2006                                            2002***
                                          THROUGH                                          THROUGH
                                        OCTOBER 31,         YEAR ENDED MARCH 31,          MARCH 31,
                                        -----------   ---------------------------------   ---------
                                           2006        2006     2005     2004     2003      2002
                                        -----------   ------   ------   ------   ------   ---------
Net asset value, beginning of
  period..............................    $13.18      $12.11   $11.33   $ 7.72   $ 9.90    $ 9.83
Income from investment operations:
  Net investment income (loss)........      0.02*       0.04     0.03    (0.01)      --        --
  Net realized and unrealized gain
     (loss) on investments............      0.61        1.53     0.75     3.62    (2.18)     0.07
Total from investment operations......      0.63        1.57     0.78     3.61    (2.18)     0.07
Distributions:
  Dividends from net investment
     income...........................        --          --       --       --       --        --
  Dividends from net realized gains...        --       (0.50)      --       --       --        --
Total distributions...................        --       (0.50)      --       --       --        --
Net asset value, end of period........    $13.81      $13.18   $12.11   $11.33   $ 7.72    $ 9.90
Total Return(a).......................      4.78%      13.22%    6.88%   46.76%  (22.02)%    0.71%
Ratios and supplemental data:
Net assets, end of period (000).......    $6,951      $4,120   $3,174   $2,461   $1,336    $    1
Ratio of net expenses to average net
  assets..............................      1.21%**     1.22%    1.36%    1.50%    1.50%     1.50%**
Ratio of net investment income (loss)
  to average net assets...............      0.21%**     0.35%    0.32%   (0.15)%  (0.03)%   (0.01)%**
Ratio of gross expenses to average net
  assets..............................      1.21%**     1.22%    1.36%    1.77%    5.80%    31.97%**


---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


  * Net investment income allocated based on average shares method.


 ** Annualized

*** Commencement of operations

     The following table is added immediately after the table on pages 88-9 of the Calamos Family of Funds prospectus:


                       CALAMOS INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                            CLASS I
                                                              ------------------------------------
                                                               APRIL 1,                  MARCH 16,
                                                                 2006                     2005**
                                                                THROUGH     YEAR ENDED    THROUGH
                                                              OCTOBER 31,   MARCH 31,    MARCH 31,
                                                              -----------   ----------   ---------
                                                                 2006          2006        2005
                                                              -----------   ----------   ---------
Net asset value, beginning of period........................    $ 13.11      $  9.76      $10.00
Income from investment operations:
  Net investment income.....................................       0.05         0.09        0.01
  Net realized and unrealized (loss) on investments.........       0.21         3.33       (0.25)
                                                                -------      -------      ------
Total from investment operations............................       0.26         3.42       (0.24)
                                                                =======      =======      ======
Distributions:
  Dividends from net investment income......................         --        (0.07)         --
  Dividends from net realized gains.........................         --           --          --
                                                                -------      -------      ------
Total distributions.........................................         --        (0.07)         --
                                                                =======      =======      ======
Net asset value, end of period..............................    $ 13.37      $ 13.11      $ 9.76
                                                                =======      =======      ======
Total return(a).............................................       1.98%       35.13%      (2.40)%
                                                                =======      =======      ======
Ratios and supplemental data:
Net assets, end of period (000).............................    $59,108      $52,011      $6,835
Ratio of net expenses to average net assets.................       1.27%*       1.37%       1.50%*
Ratio of net investment income (loss) to average net
  assets....................................................       0.74%*       1.05%       2.25%*
Ratio of gross expenses to average net assets...............       1.28%*       1.37%       2.75%*

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *  Annualized

**  Commencement of operations

     The following table is added immediately after the table on pages 90-1 of the Calamos Family of Funds prospectus:


                     CALAMOS GLOBAL GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                 CLASS I
                                        ---------------------------------------------------------
                                         APRIL 1,
                                           2006
                                          THROUGH
                                        OCTOBER 31,              YEAR ENDED MARCH 31,
                                        -----------   -------------------------------------------
                                           2006        2006      2005     2004     2003     2002
                                        -----------   -------   ------   ------   ------   ------
Net asset value, beginning of
  period..............................    $ 10.23     $  8.30   $ 8.05   $ 6.27   $ 6.86   $ 7.09
Income from investment operations:
  Net investment income (loss)........       0.05#       0.15#    0.16#    0.15#    0.52     0.16
  Net realized and unrealized gain
     (loss) on investments............       0.40        2.19     0.09     1.64    (1.09)   (0.11)
                                          -------     -------   ------   ------   ------   ------
Total from investment operations......       0.45        2.34     0.25     1.79    (0.57)    0.05
                                          =======     =======   ======   ======   ======   ======
Distributions:
  Dividends from net investment
     income...........................      (0.11)      (0.25)      --    (0.01)   (0.02)   (0.25)
  Dividends from net realized gains...         --       (0.16)   (0.00)*     --       --    (0.03)
Total distributions...................      (0.11)      (0.41)      --    (0.01)   (0.02)   (0.28)
                                          -------     -------   ------   ------   ------   ------
Net asset value, end of period........    $ 10.57     $ 10.23   $ 8.30   $ 8.05   $ 6.27   $ 6.86
                                          =======     =======   ======   ======   ======   ======
Total Return(a).......................       4.43%      28.56%    3.15%   28.59%   (8.29)%   0.76%
                                          =======     =======   ======   ======   ======   ======
Ratios and supplemental data:
Net assets, end of period (000).......    $37,758     $28,532   $4,645   $4,251   $1,155   $  633
Ratio of net expenses to average net
  assets..............................       1.16%**     1.19%    1.26%    1.44%    1.50%    1.50%
Ratio of net investment income (loss)
  to average net assets...............       0.92%**     1.54%    2.03%    1.97%    5.51%    2.13%
Ratio of gross expenses to average net
  assets..............................       1.17%**     1.19%    1.26%    1.44%    2.18%    2.74%

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 #  Net investment income allocated based on average shares method.

 *  Amounts are less than $0.005 per share.

**  Annualized

     The following table is added immediately after the table on pages 92-3 of the Calamos Family of Funds prospectus:


                         CALAMOS GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                               CLASS I
                                    -------------------------------------------------------------
                                     APRIL 1,
                                       2006
                                      THROUGH
                                    OCTOBER 31,                YEAR ENDED MARCH 31,
                                    -----------   -----------------------------------------------
                                       2006         2006      2005      2004      2003      2002
                                    -----------   --------   -------   -------   -------   ------
Net asset value, beginning of
  period..........................   $  32.06     $  28.90   $ 28.21   $ 21.91   $ 23.54   $22.87
Income from investment operations:
  Net investment income (loss)....       0.32         0.51      0.45      0.44      0.65     0.57
  Net realized and unrealized gain
     (loss) on investments........       0.24         4.08      0.85      6.33     (1.75)    0.94
                                     --------     --------   -------   -------   -------   ------
Total from investment
  operations......................       0.56         4.59      1.30      6.77     (1.10)    1.51
                                     ========     ========   =======   =======   =======   ======
Distributions:
  Dividends from net investment
     income.......................      (0.51)       (0.67)    (0.45)    (0.47)    (0.53)   (0.63)
  Dividends from net realized
     gains........................         --        (0.76)    (0.16)       --        --    (0.21)
Total distributions...............      (0.51)       (1.43)    (0.61)    (0.47)    (0.53)   (0.84)
                                     --------     --------   -------   -------   -------   ------
Net asset value, end of period....   $  32.11     $  32.06   $ 28.90   $ 28.21   $ 21.91   $23.54
                                     ========     ========   =======   =======   =======   ======
Total Return(a)...................       1.78%       16.33%     4.67%    31.06%    (4.65)%   6.77%
                                     ========     ========   =======   =======   =======   ======
Ratios and supplemental data:
Net assets, end of period (000)...   $153,049     $142,702   $82,793   $44,192   $15,670   $2,956
Ratio of net expenses to average
  net assets......................       0.80%*       0.81%     0.83%     0.89%     1.00%    1.11%
Ratio of net investment income
  (loss) to average net assets....       1.60%*       1.56%     1.67%     1.88%     3.56%    2.44%
Ratio of gross expenses to average
  net assets......................       0.80%*       0.81%     0.83%     0.89%     1.00%    1.11%

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *  Annualized

     The following table is added immediately after the table on pages 94-5 of the Calamos Family of Funds prospectus:


                            CALAMOS HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:


                                                                 CLASS I
                                         --------------------------------------------------------
                                          APRIL 1,
                                            2006
                                           THROUGH
                                         OCTOBER 31,              YEAR ENDED MARCH 31,
                                         -----------   ------------------------------------------
                                            2006        2006     2005     2004     2003     2002
                                         -----------   ------   ------   ------   ------   ------
Net asset value, beginning of period...    $10.84      $10.75   $10.85   $ 9.60   $ 9.84   $ 9.67
Income from investment operations:
  Net investment income (loss).........      0.33        0.64     0.82     0.77     0.61     0.06
  Net realized and unrealized gain
     (loss) on investments.............      0.02        0.33    (0.19)    1.21    (0.37)    0.20
                                           ------      ------   ------   ------   ------   ------
Total from investment operations.......      0.35        0.97     0.63     1.98     0.24     0.26
                                           ======      ======   ======   ======   ======   ======
Distributions:
  Dividends from net investment
     income............................     (0.48)      (0.75)   (0.58)   (0.73)   (0.48)   (0.09)
  Dividends from net realized gains....        --       (0.13)   (0.15)      --       --       --
                                           ------      ------   ------   ------   ------   ------
Total distributions....................     (0.48)      (0.88)   (0.73)   (0.73)   (0.48)   (0.09)
                                           ======      ======   ======   ======   ======   ======
Net asset value, end of period.........    $10.71      $10.84   $10.75   $10.85   $ 9.60   $ 9.84
                                           ======      ======   ======   ======   ======   ======
Total Return(a)........................      3.50%       9.39%    5.96%   21.04%    2.83%    2.68%
                                           ======      ======   ======   ======   ======   ======
Ratios and supplemental data:
Net assets, end of period (000)........    $2,455      $1,947   $1,874   $2,717   $2,272   $    1
Ratio of net expenses to average net
  assets...............................      0.92%*      0.94%    0.99%    1.05%    1.50%    1.50%
Ratio of net investment income (loss)
  to average net assets................      5.75%*      5.95%    6.51%    7.29%    7.32%    6.57%
Ratio of gross expenses to average net
  assets...............................      0.92%*      0.94%    0.99%    1.05%    1.71%    5.50%


---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *  Annualized

     The following table is added immediately after the table on pages 96-7 of the Calamos Family of Funds prospectus:


                            CALAMOS CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                               CLASS I
                                    -------------------------------------------------------------
                                     APRIL 1,
                                       2006
                                      THROUGH
                                    OCTOBER 31,                YEAR ENDED MARCH 31,
                                    -----------   -----------------------------------------------
                                       2006        2006      2005      2004      2003      2002
                                    -----------   -------   -------   -------   -------   -------
Net asset value, beginning of
  period..........................    $ 19.01     $ 19.55   $ 21.29   $ 16.49   $ 18.13   $ 18.44
Income from investment operations:
  Net investment income (loss)....       0.22*       0.35      0.43      0.51      0.66      0.54
  Net realized and unrealized gain
     (loss) on investments........       0.30        1.72     (0.73)     4.95     (2.01)     0.13
                                      -------     -------   -------   -------   -------   -------
Total from investment
  operations......................       0.52        2.07     (0.30)     5.46     (1.35)     0.67
                                      =======     =======   =======   =======   =======   =======
Distributions:
  Dividends from net investment
     income.......................      (0.55)      (0.99)    (0.40)    (0.66)    (0.29)    (0.67)
  Dividends from net realized
     gains........................         --       (1.62)    (1.04)       --        --     (0.31)
                                      -------     -------   -------   -------   -------   -------
Total distributions...............      (0.55)      (2.61)    (1.44)    (0.66)    (0.29)    (0.98)
                                      =======     =======   =======   =======   =======   =======
Net asset value, end of period....    $ 18.98     $ 19.01   $ 19.55   $ 21.29   $ 16.49   $ 18.13
                                      =======     =======   =======   =======   =======   =======
Total Return(a)...................       2.83%      11.31%    (1.47)%   33.45%    (7.44)%    3.83%
                                      =======     =======   =======   =======   =======   =======
Ratios and supplemental data:
Net assets, end of period (000)...    $21,126     $26,304   $35,235   $51,614   $38,852   $36,499
Ratio of net expenses to average
  net assets......................       0.87%**     0.87%     0.86%     0.90%     0.95%     1.03%
Ratio of net investment income
  (loss) to average net assets....       2.03%**     2.10%     2.05%     2.61%     4.00%     2.93%
Ratio of gross expenses to average
  net assets......................       0.87%**     0.87%     0.86%     0.90%     0.95%     1.03%

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *  Net investment income allocated based on average shares method.

**  Annualized

     The following table is added immediately after the table on pages 98-9 of the Calamos Family of Funds prospectus.


                       CALAMOS MARKET NEUTRAL INCOME FUND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                              CLASS I
                                   --------------------------------------------------------------
                                    APRIL 1,
                                      2006
                                     THROUGH
                                   OCTOBER 31,                  YEAR ENDED MARCH 31,
                                   -----------     ----------------------------------------------
                                      2006          2006     2005      2004      2003      2002
                                   -----------     ------   -------   -------   -------   -------
Net asset value, beginning of
  period.........................    $ 12.57       $12.92   $ 14.34   $ 14.05   $ 13.63   $ 13.25
Income from investment
  operations:
  Net investment income (loss)...       0.31*        0.57*     0.54      0.56      0.54      0.45
  Net realized and unrealized
     gain (loss) on
     investments.................       0.14         0.10     (0.63)     0.84      0.46      0.35
                                     -------       ------   -------   -------   -------   -------
Total from investment
  operations.....................       0.45         0.67     (0.09)     1.40      1.00      0.80
                                     =======       ======   =======   =======   =======   =======
Distributions:
  Dividends from net investment
     income......................      (0.35)       (1.02)    (0.85)    (0.80)    (0.58)    (0.40)
  Dividends from net realized
     gains.......................         --           --     (0.48)    (0.31)    (0.00)**   (0.02)
                                     -------       ------   -------   -------   -------   -------
Total distributions..............      (0.35)       (1.02)    (1.33)    (1.11)    (0.58)    (0.42)
                                     =======       ======   =======   =======   =======   =======
Net asset value, end of period...    $ 12.67       $12.57   $ 12.92   $ 14.34   $ 14.05   $ 13.63
                                     =======       ======   =======   =======   =======   =======
Total Return(a)..................       3.62%        5.56%    (0.76)%   10.32%     7.40%     6.09%
                                     =======       ======   =======   =======   =======   =======
Ratios and supplemental data:
Net assets, end of period
  (000)..........................    $14,450       $7,830   $39,561   $40,969   $39,257   $31,177
Ratio of net expenses to average
  net assets(b)..................       1.00%***     1.32%     1.07%     1.26%     1.28%     1.14%
Ratio of net investment income
  (loss) to average net assets...       4.28%***     4.59%     3.70%     3.89%     3.92%     3.33%
Ratio of gross expenses to
  average net assets(b)..........       1.00%***     1.32%     1.07%     1.26%     1.28%     1.14%

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Includes 0.10%, 0.43%, 0.18%, 0.36%, 0.34% and 0.15%, for the period April
    1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, and
    2002, respectively, related to dividend expense on short positions.

  * Net investment income allocated based on average shares method.

 ** Amounts are less than $0.005 per share.

*** Annualized

     The following table is added immediately after the table on page 100 of the Calamos Family of Funds prospectus:


                            CALAMOS MULTI-FUND BLEND

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                CLASS I
                                                              -----------
                                                               JUNE 28,
                                                                 2006*
                                                                THROUGH
                                                              OCTOBER 31,
                                                                 2006
                                                              -----------
Net asset value, beginning of period........................    $10.00
Income from investment operations:
  Net investment income (loss)..............................     (0.00)***
  Net realized and unrealized gain (loss) on investments....      0.93
                                                                ------
Total from investment operations............................      0.93
                                                                ======
Distributions:
  Dividends from net investment income......................        --
  Dividends from net realized gains.........................        --
                                                                ------
Total distributions.........................................        --
                                                                ======
Net asset value, end of period..............................    $10.93
                                                                ======
Total return(a).............................................      9.30%
                                                                ======
Ratios and supplemental data:
Net assets, end of period (000).............................    $   23
Ratio of net expenses to average net assets.................      0.25%**
Ratio of net investment income (loss) to average net
  assets....................................................     (0.25%)**
Ratio of gross expenses to average net assets...............     10.66%**

---------------

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of the sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  * Commencement of operations

 ** Annualized


*** Amount is less than $0.005 per share.



                                                              IRPROSPT 1161 2007

STATEMENT OF ADDITIONAL INFORMATION                                March 1, 2007


                           CALAMOS (R) FAMILY OF FUNDS

GROWTH FUND
BLUE CHIP FUND
VALUE FUND
INTERNATIONAL GROWTH FUND
GLOBAL GROWTH AND INCOME FUND
GROWTH AND INCOME FUND
HIGH YIELD FUND
CONVERTIBLE FUND
MARKET NEUTRAL INCOME FUND
MULTI-FUND BLEND
GLOBAL EQUITY FUND

2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Toll Free: (800) 8-CFS-FUND (800/823-7386)

     This Statement of Additional Information relates to CALAMOS(R) Growth Fund, CALAMOS(R) Blue Chip Fund, CALAMOS(R) Value Fund, CALAMOS(R) International Growth Fund, CALAMOS(R) Global Growth and Income Fund, CALAMOS(R) Growth and Income Fund, CALAMOS(R) High Yield Fund, CALAMOS(R) Convertible Fund, CALAMOS(R) Market Neutral Income Fund, CALAMOS(R) Multi-Fund Blend and CALAMOS(R) Global Equity Fund (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the CALAMOS(R) Family of Funds prospectus and the CALAMOS(R) Global Equity Fund prospectus, each dated the same date as this Statement of Additional Information, and any supplements thereto, which are incorporated herein by reference. Audited financial statements for the Trust are incorporated herein by reference from the Trust's annual report to shareholders for the fiscal period ended October 31, 2006. The prospectus and the annual and semi-annual reports of the Funds may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
The Trust and the Funds .................................................     1
Investment Objectives ...................................................     1
Investment Practices ....................................................     2
Investment Restrictions .................................................    16
Management ..............................................................    18
Investment Advisory Services ............................................    26
Team Approach to Management..............................................    29
Distribution Plan .......................................................    32
Distributor .............................................................    35
Other Compensation to Dealers ...........................................    37
Portfolio Transactions ..................................................    37
Share Classes and Pricing of Shares .....................................    40
Taxation ................................................................    42
Certain Shareholders ....................................................    44
Custodian and Transfer Agent ............................................    55
Fund Accounting and Financial Accounting Agent ..........................    55
Independent Registered Public Accounting Firm ...........................    56
General Information .....................................................    56
Financial Statements ....................................................    57
Appendix - Description of Bond Ratings ..................................   A-1

                             THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust. Market Neutral Income Fund was named "Market Neutral Fund" prior to December 30, 2005 and "Strategic Income Fund" prior to July 30, 1999. Prior to April 1, 2003, Global Growth and Income Fund was named "Global Convertible Fund" and Growth and Income Fund was named "Convertible Growth and Income Fund." Prior to December 1, 2003, Value Fund was named "Mid Cap Value Fund."

                              INVESTMENT OBJECTIVES

     Each Fund's investment objectives are shown below:

     GROWTH FUND seeks long-term capital growth.

     BLUE CHIP FUND seeks long-term capital growth. Under normal circumstances, Blue Chip Fund will invest at least 80% of its net assets (plus any borrowings) in "Blue Chip" companies.

     VALUE FUND seeks long-term capital growth.

     INTERNATIONAL GROWTH FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities.

     GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally diversified portfolio of convertible, equity and fixed-income securities.

     GROWTH AND INCOME FUND seeks high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.

     HIGH YIELD FUND seeks the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain where consistent with its primary objective. Under normal circumstances, High Yield Fund will invest at least 80% of its net assets (plus any borrowings) in high yield, fixed-income securities (junk bonds).

     CONVERTIBLE FUND seeks current income with growth as its secondary objective. Under normal circumstances, Convertible Fund will invest at least 80% of its net assets (plus any borrowings) in convertible securities.

     MARKET NEUTRAL INCOME FUND seeks high current income consistent with stability of principal. The Fund seeks to achieve its objective primarily through investment in convertible securities and employment of short selling to enhance income and hedge against market risk.

     MULTI-FUND BLEND seeks long-term capital growth with current income as its secondary objective. The Fund invests primarily in Class I shares of a combination of CALAMOS (R) Funds (the "underlying funds") on a fixed percentage allocation basis. The Fund makes equal allocations of its assets among Growth Fund, Value Fund and Global Growth and Income Fund.

     GLOBAL EQUITY FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings) in equity securities.


     The investment objectives of each Fund may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each of Blue Chip Fund, High Yield Fund, Convertible Fund and Global Equity Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

                              INVESTMENT PRACTICES

     The prospectuses contain information concerning each Fund's investment objectives and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

     In pursuing its investment objectives, each Fund will invest as described below and in the Fund's prospectus. The table below indicates whether each Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.


                                                                         GLOBAL
                                                                         GROWTH  GROWTH                      MARKET
                                                    BLUE          INT'L    AND     AND    HIGH               NEUTRAL  MULTI-  GLOBAL
  Investments and Investment-               GROWTH  CHIP  VALUE  GROWTH  INCOME  INCOME  YIELD  CONVERTIBLE  INCOME    FUND   EQUITY
  Related Practices                          FUND   FUND   FUND   FUND    FUND    FUND    FUND     FUND       FUND     BLEND   FUND
  ---------------------------               ------  ----  -----  ------  ------  ------  -----  -----------  -------  ------  ------
Equity Securities.........................     P      P     P       P       P       P      N         P          N        P       P
Convertible Securities....................     N      N     N       N       P       P      P         P          P        P       N
Synthetic Convertible Instruments.........     N      N     N       N       P       P      P         P          P        P       N
Debt Securities (including High Yield
   Fixed-Income Securities)...............     N      N     N       N       P       P      P         P          P        P       N
Rule 144A Securities......................     N      N     N       N       P       P      P         P          P        P       N
Foreign Securities........................     N      N     N       P       P       N      N         P          N        P       P
Currency Exchange Transactions............     N      N     N       N       N       N      N         N          N        N       N
Synthetic Foreign Market Positions........     N      N     N       N       N       N      N         N          N        N       N
Swaps, Caps, Floors and Collars...........     N      N     N       N       N       N      N         N          N        N       N
Structured Products.......................     N      N     N       N       N       N      N         N          N        N       N
Lending of Portfolio Securities...........     P      P     P       N       P       P      P         P          N        P       P
Repurchase Agreements.....................     N      N     N       N       N       N      N         N          N        N       N
Options on Securities, Indexes and
   Currencies*............................     N      N     N       N       N       N      N         N          P        N       N
Futures Contracts and Options on Futures
   Contracts..............................     N      N     N       N       N       N      N         N          N        N       N
Warrants*.................................     N      N     N       N       N       N      N         N          N        N       N
Portfolio Turnover........................     N      N     N       N       N       N      N         N          P        N       N
Short Sales...............................     N      N     N       N       N       N      N         N          P        N       N
"When-Issued" Securities..................     N      N     N       N       N       N      N         N          N        N       N
Delayed Delivery Securities...............     N      N     N       N       N       N      N         N          N        N       N
Illiquid Securities.......................     N      N     N       N       N       N      N         N          N        N       N
Temporary Investments.....................     N      N     N       N       N       N      N         N          N        N       N


----------
* Not including those acquired in connection with investments in synthetic convertible instruments.

CONVERTIBLE SECURITIES

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security's value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     If, because of a low price of the common stock, a convertible security's conversion value is substantially below its investment value, the convertible security's price is governed principally by its investment value. If a convertible security's conversion value increases to a point that approximates or exceeds its investment value, the convertible security's value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the issuer's assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Global Equity Fund's holdings of convertible securities are considered equity securities for purposes of the Fund's policy to invest at least 80% of its net assets (plus any borrowings) in equity securities.

SYNTHETIC CONVERTIBLE INSTRUMENTS

     A Fund may establish a "synthetic" convertible instrument by combining fixed income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     More flexibility is possible in the assembly of a synthetic convertible instument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund's investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. Convertible Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

     A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

     A Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

     In pursuing its investment objectives, a Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's")) and securities that are not rated but are considered by Calamos Advisors LLC ("Calamos Advisors"), the Funds' investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that no Fund other than the High Yield Fund may acquire a security rated below C.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Achievement by a Fund of its investment objectives will be more dependent on Calamos Advisors' credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

RULE 144A SECURITIES

     A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "Securities Act"). Calamos Advisors, under the supervision of the Trust's board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to a Fund's restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisers may consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Growth and Income Fund, International Growth Fund and Global Equity Fund) of its assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES


     Global Growth and Income Fund, International Growth Fund and Global Equity Fund may invest all of their net assets, and each other Fund, except for Multi-Fund Blend, may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities include American Depositary Receipts (ADRs) or securities guaranteed by a United States person, foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.


     To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the

Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Although each Fund that invests in foreign securities intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Each Fund that invests in foreign securities, other than Global Growth and Income Fund, International Growth Fund and Global Equity Fund, expects that substantially all of its foreign investments will be in developed nations. However, each Fund that invests in foreign securities may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in "speculative" currency exchange transactions.

     If a Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract from day to day, except to the extent that the Fund's forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

     A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

SWAPS, CAPS, FLOORS AND COLLARS

     A Fund may enter into interest rate, currency, index, credit default and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction ("Counterparties"), combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

STRUCTURED PRODUCTS

     A Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The term "structured products" as used herein excludes synthetic convertibles. See "Investment Practices--Synthetic Convertible Securities." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's limitations related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

LENDING OF PORTFOLIO SECURITIES

     In seeking to earn additional income, a Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan but could call the loan to permit voting of the securities. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund's securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities.


REPURCHASE AGREEMENTS

     As part of its strategy for the temporary investment of cash, a Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund, International Growth Fund and Global Equity Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. A Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which a Fund enters into repurchase agreements.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

     A Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

     A Fund may purchase and sell (write) exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     OTC options are purchased from or sold to sellers or purchasers ("Counterparties") through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a fund's limitation on investing no more than 10% of its net assets (or 15% in the case of Global Growth and Income Fund, International Growth Fund and Global Equity Fund) in illiquid securities.

     A Fund may also purchase and sell (write) options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     A Fund will sell (write) call options and put options only if they are "covered." For example, a call option written by a Fund will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires such Fund to segregate cash or liquid assets equal to the exercise price.

     OTC options entered into by a Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when a Fund sells (writes) these instruments, it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the "in-the-money" amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors' objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. A Fund's ability to utilize options successfully will depend on Calamos Advisors' ability to predict pertinent market investments, which cannot be assured.

     A Fund's ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from any currency appreciation.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

     A Fund may purchase and sell (write) call options on securities indices and currencies. All calls sold by a Fund must be "covered." Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. A Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A Fund may use interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's

----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. A Fund may enter into such contract if, in Calamos Advisors' opinion, such contract meets the Fund's investment parameters.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund's exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction by a Fund depends on Calamos Advisors' correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

     When a Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objectives.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     The Funds may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. The Funds have claimed exclusion from the definition of "commodity pool operator" adopted by the CFTC and the National Futures Association. The Trust, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.

     TAXATION OF OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

----------
(2) A call option is "in-the-money" to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from the types of futures (or futures options) contracts in which a Fund may invest will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     A Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

WARRANTS

     A Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

----------
(3) An equity option is an option to buy or sell stock, and any other option whose value is determined by reference to an index of stocks of a type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). An option on a broad-based stock index (such as the S&P 500 index) is not an equity option.

PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for each Fund is shown under "Financial Highlights" in the prospectus. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period.

SHORT SALES

     A Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund's portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that a Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, a Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

     To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

     A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     A Fund will realize a gain if the price of the securities decline between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

     There is also a risk that securities borrowed by a Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

     Rule 10a-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

     A Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale "against the box" would be made in anticipation of a decline in the market price of the securities sold short. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

     A Fund will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

     In addition to enabling a Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that a Fund will be able to enter into such arrangements to the desired degree.


"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES


     A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.





     At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.


ILLIQUID SECURITIES

     Each of Global Growth and Income Fund, International Growth Fund and Global Equity Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund's portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities.

TEMPORARY INVESTMENTS

     A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the

U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

                             INVESTMENT RESTRICTIONS

     Each Fund has elected to be classified as a diversified, open-end management investment company.


     Except as noted below, each Fund other than Multi-Fund Blend operates under the following investment restrictions and may not:



(i) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund and Global Equity Fund
          only) make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;(1)


          (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) invest more than 10% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund and Global Equity Fund
          only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

          (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);


(vii) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund and Global Equity Fund
          only) borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;(2)(3)



          (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;(3)


(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

-----------


(1) Currently, under the 1940 Act, for a Fund to be classified as a diversified investment company, at least 75% of the value of the Fund's total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.



(2) None of these Funds intends to purchase securities when its borrowings exceed 5% of total assets.



(3) Each Fund's borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

     (ix) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund and Global Equity Fund
           only) issue any senior security, except to the extent permitted under the 1940 Act;(4)



           (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) issue any senior security, except that the Market Neutral Income Fund may sell securities short.(4)



     Except as otherwise noted below, Multi-Fund Blend operates under the following investment restrictions (and as a fund of funds measures compliance with the following restrictions by looking through to the investments of the Funds in which it invests). Multi-Fund Blend may not:



     (i) make any investment inconsistent with its classification as a diversified investment company under the 1940 Act;(1)


     (ii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that it may (a) enter into futures, options and options on futures, (b) forward contracts and
           (c) other financial transactions not requiring the delivery of physical commodities;

     (iv)  make loans, but this restriction shall not prevent it from
           (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities; provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);


     (v) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow from banks and other entities up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures; provided, however, that it will not purchase securities when its total borrowings are greater than 5% of its net asset value;(3) or



     (vi) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.


     The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.




     In addition to the fundamental restrictions listed above, and as a non-fundamental policy, no Fund may (except Multi-Fund Blend and as indicated):


     (a) invest in shares of other open-end investment companies, except as permitted by the 1940 Act;(5)


     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

     (d) make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal

------------


(4) Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.



(5) Each Fund other than Multi-Fund Blend intends to limit its investment in other investment companies so that, as determined immediately after a purchase of investment company securities is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund. Currently, under the 1940 Act, a Fund is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. As such, each of Growth Fund, Value Fund and Global Growth and Income Fund will not purchase securities of a registered open-end investment company or registered securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act for so long as they remain underlying funds of Multi-Fund Blend.

amount of such securities and (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);


     (e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person), except that each of Global Growth and Income Fund, International Growth Fund and Global Equity Fund may invest up to all of its assets in securities of foreign issuers; or


     (f) (for Global Growth and Income Fund, International Growth Fund and Global Equity Fund) invest more than 15% (or 10% in the case of each other Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

     The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.


     The following table sets forth each trustee's name and age at February 1, 2007, position(s) with the Trust, number of portfolios in the Calamos complex of funds overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.


TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:


                                                                 PORTFOLIOS               PRINCIPAL OCCUPATION(S)
       NAME AND AGE               POSITION(S) WITH TRUST          OVERSEEN                AND OTHER DIRECTORSHIPS
       ------------               ----------------------         ----------   -----------------------------------------------
John P. Calamos, Sr., 66*   Trustee and President (since 1988)       16       Chairman, CEO, and Co-Chief Investment Officer,
                                                                              Calamos Asset Management, Inc. ("CAM"), Calamos
                                                                              Holdings LLC ("CHLLC") and Calamos Advisors LLC
                                                                              and its predecessor ("Calamos Advisors"), and
                                                                              President and Co-Chief Investment Officer, Calamos
                                                                              Financial Services LLC and its predecessor("CFS");
                                                                              Director, CAM


TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:


                                                                 PORTFOLIOS               PRINCIPAL OCCUPATION(S)
       NAME AND AGE               POSITION(S) WITH TRUST          OVERSEEN                AND OTHER DIRECTORSHIPS
       ------------               ----------------------         ----------   -----------------------------------------------
Joe F. Hanauer, 69          Trustee (since 2001)                     16       Private investor; Director, MAF Bancorp (bank
                                                                              holding company); Chairman and Director, Move,
                                                                              Inc., (internet provider of real estate
                                                                              information and products); Director, Combined
                                                                              Investments, L.P. (investment management)

                                                                              (investment management)

Weston W. Marsh, 56         Trustee (since 2002)                     16       Of Counsel, and formerly, Partner, Freeborn &
                                                                              Peters (law firm)

John E. Neal, 56            Trustee (since 2001)                     16       Private investor; Managing Director, Banc One
                                                                              Capital Markets, Inc. (investment banking)
                                                                              (2000-2004); Director, Focused Health Services
                                                                              (private disease management company), Equity
                                                                              Residential (publicly-owned REIT), Ranir LLC
                                                                              (oral products company) and CBA Commercial
                                                                              (commercial mortgage securitization company);
                                                                              Partner, Private Perfumery LLC (private label
                                                                              perfume company) and Linden LLC (health care
                                                                              private equity)

William R. Rybak, 56        Trustee (since 2002)                     16       Private investor; formerly Executive Vice
                                                                              President and Chief Financial Officer, Van
                                                                              Kampen Investments, Inc. and subsidiaries
                                                                              (investment manager); Director, Howe Barnes
                                                                              Hoefer Arnett, Inc. (investment services firm)
                                                                              and PrivateBancorp, Inc. (bank holding company);
                                                                              Trustee, JNL Series Trust, JNL Investors
                                                                              Series Trust, JNL Variable Fund LLC and
                                                                              JNLNY Variable Fund I LLC**

Stephen B. Timbers, 62      Trustee (since 2004); Lead
                            Independent Trustee (since 2005)         16       Private investor; formerly Vice Chairman,
                                                                              Northern Trust Corporation (bank holding
                                                                              company); formerly President and Chief
                                                                              Executive Officer, Northern Trust Investments,
                                                                              N.A. (investment manager); formerly President,
                                                                              Northern Trust Global Investments, a division
                                                                              of Northern Trust Corporation and Executive
                                                                              Vice President, The Northern Trust Corporation;
                                                                              formerly, Director, Northern Trust Securities,
                                                                              Inc.

David D. Tripple, 63        Trustee (since 2006)                     16
                                                                              Private investor; Trustee, Century Shares
                                                                              Trust and Century Small Cap Select Fund*** and
                                                                              Pioneer Investment Management, a subsidiary of
                                                                              UniCredito Italiano (investment adviser), prior
                                                                              thereto, The Pioneer Group, Inc. (asset
                                                                              management)


----------
* Mr. Calamos is an "interested person" of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services LLC.


**   Overseeing 91 portfolios in fund complex.



***  Overseeing two portfolios in fund complex.


     The address of the Trustees is 2020 Calamos Court, Naperville, Illinois 60563.


     OFFICERS. The preceding table gives information about Mr. John Calamos, who is president of the Trust. The following table sets forth each other officer's name and age at February 1, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.



       NAME AND AGE                POSITION(S) WITH TRUST                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       ------------                ----------------------                  -------------------------------------------
Nimish S. Bhatt, 43         Treasurer (since 2004)                  Senior Vice President and Director of Operations, CAM,
                                                                    CHLLC, Calamos Advisors

                                                                    and CFS (since 2004); Senior Vice President,
                                                                    Alternative Investments and Tax Services, The BISYS
                                                                    Group, Inc., prior thereto

Nick P. Calamos, 45*        Vice President (since 1992)             Senior Executive Vice President and Co-Chief Investment
                                                                    Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 51      Vice President (since 2001)             Executive Vice President, Chief Financial Officer, Chief
                                                                    Operating Officer and Treasurer, CAM and CHLLC (since 2004),
                                                                    Calamos Advisors and CFS (2001-2005)

James S. Hamman, Jr., 37    Secretary (since 1998)                  Executive Vice President, Secretary and General Counsel,
                                                                    CAM, CHLLC, Calamos Advisors and CFS; Chief Compliance
                                                                    Officer of the Trust (2004-2005)

Mark J. Mickey, 55          Chief Compliance Officer (since 2005)   Chief Compliance Officer, Calamos Funds (since 2005) and
                                                                    Chief Compliance Officer, Calamos Advisors (2005-2006);
                                                                    Director of Risk Assessment and Internal Audit, Calamos
                                                                    Advisors (2003-2005); President, Mark Mickey Consulting
                                                                    (2002-2003); Executive Vice President and Head of Compliance,
                                                                    ABN AMRO, Inc., prior thereto


----------
* Mr. Nick Calamos resigned from the board of trustees effective June 28, 2006.

     The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

     COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's board of trustees currently has five standing committees:

Executive Committee. Messrs. John Calamos and Stephen Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust's series in accordance with such series' distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Trust's audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee's charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

     A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:

- the number and class of all shares of the Trust's series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

- a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

- information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

- the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

- a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

- the class or series and number of all shares of the Trust's series owned of record or beneficially by the candidate, as reported by the candidate; and

- such other information that would be helpful to the governance committee in evaluating the candidate.

     The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

     Unless otherwise specified by the governance committee's chairman or by legal counsel to the non-interested trustees, the Trust's Secretary will promptly forward all shareholder recommendations to the governance committee's chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

     Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

     Effective June 29, 2006, the Trust changed its fiscal year end from March 31 to October 31. The following table identifies the number of meetings the board and each committee held during the seven months ended October 31, 2006 and the fiscal year ended March 31, 2006.



                       NUMBER OF MEETINGS DURING   NUMBER OF MEETINGS DURING
                           SEVEN MONTHS ENDED          FISCAL YEAR ENDED
                            OCTOBER 31, 2006             MARCH 31, 2006
                       -------------------------   -------------------------
Board                               2                          6
Executive Committee                 1                          0
Audit Committee                     2                          7
Governance Committee                2                          6
Dividend Committee                  0                          0


----------


     All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during each such fiscal year except that Nick Calamos attended 67% of the meetings held during the fiscal year ended March 31, 2006.


TRUSTEE AND OFFICER COMPENSATION. Mr. John P. Calamos, the trustee who is an "interested person" of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust.


                       SEVEN MONTHS ENDED OCTOBER 31, 2006       FISCAL YEAR ENDED MARCH 31, 2006
                      -------------------------------------   --------------------------------------
                         AGGREGATE       TOTAL COMPENSATION      AGGREGATE        TOTAL COMPENSATION
                        COMPENSATION        FROM CALAMOS        COMPENSATION         FROM CALAMOS
NAME                  FROM THE TRUST+       FUND COMPLEX*     FROM THE TRUST+        FUND COMPLEX*
----                  ---------------    ------------------   ---------------     ------------------
John P. Calamos           $     0             $     0              $      0            $      0
Joe F. Hanauer             38,218              49,000                81,181             110,500
Weston W. Marsh+           38,218              49,000                83,507             113,500
John E. Neal+              44,071              56,500                92,063             124,750
William R. Rybak           41,145              52,750                89,171             121,000
Stephen B. Timbers         53,825              69,000               110,370             148,500
David D. Tripple           38,218              49,000                21,321              27,500
Mark J. Mickey             68,020              87,500                77,242             100,000


----------

+ Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds selected by the trustee. As of October 31, 2006, the value of the deferred compensation account of each of Messrs. Marsh and Neal was $203,673 and $366,829, respectively. As of March 31, 2006, the values of those accounts were $157,930 and $315,890, respectively.


*    Consisting of 15 portfolios as of the end of the period indicated.


     Beginning on November 1, 2006, the compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $6,000 for any board meeting attended in person, $3,000 for any board meeting attended by telephone and $3,000 for any committee meeting attended in person or by telephone.


     Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

     The Trust has adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

     At December 31, 2006, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.



                               GROWTH                   BLUE CHIP                 VALUE
                                FUND                       FUND                    FUND
                               ------                      ----                   -----
John P. Calamos         Over $1,000,000            Over $1,000,000          Over $1,000,000
Joe F. Hanauer          $100,001 - $500,000        $100,001 - $500,000      None
Weston W. Marsh         $500,001 - $1,000,000      $100,001 - $500,000      None
John E. Neal            $100,001 - $500,000        None                     None
William R. Rybak        $10,001 - $50,000          $10,001 - $50,000        $10,001 - $50,000
Stephen B. Timbers      $500,001 - $1,000,000      None                     None
David D. Tripple        $10,001 - $50,000          $50,001 - $100,000       $50,001 - $100,000
                               GROWTH               GLOBAL GROWTH
                             AND INCOME               AND INCOME             INTERNATIONAL
                                FUND                     FUND                 GROWTH FUND
                               ------               -------------            -------------
John P. Calamos         Over $1,000,000          Over $1,000,000          Over $1,000,000
Joe F. Hanauer          $100,001 - $500,000      $100,001 - $500,000      $100,001 - $500,000
Weston W. Marsh         None                     None                     $100,001 - $500,000
John E. Neal            None                     None                     None
William R. Rybak        $10,001 - $50,000        $10,001 - $50,000        None
Stephen B. Timbers      $100,001 - $500,000      None                     None
David D. Tripple        $10,001 - $50,000        $50,001 - $100,000       $50,001 - $100,000


                                                                                                              AGGREGATE
                                                                       MARKET                                DOLLAR RANGE
                                                                       NEUTRAL                   GLOBAL      OF SHARES OF
                        HIGH YIELD            CONVERTIBLE              INCOME        MULTI-FUND  EQUITY   ALL FUNDS IN THE
                           FUND                   FUND                  FUND           BLEND     FUND*       FUND COMPLEX
                        ----------            -----------              -------       ----------  ------   ----------------
John P. Calamos     Over $1,000,000       Over $1,000,000       None                    None      None     Over $1,000,000
Joe F. Hanauer      $50,001 - $100,000    None                  $50,001 - $100,000      None      None     Over $1,000,000
Weston W. Marsh     $100,001 - $500,000   $100,001 - $500,000   None                    None      None     Over $1,000,000
John E. Neal        None                  None                  $100,001 - $500,000     None      None     $500,001 - $1,000,000
William R. Rybak    $10,001 - $50,000     $10,001 - $50,000     $10,001 - $50,000       None      None     $100,001 - $500,000
Stephen B. Timbers  $100,001 - $500,000   None                  None                    None      None     $500,001 - $1,000,000
David D. Tripple    $50,001 - $100,000    $10,001 - $50,000     $50,001 - $100,000      None      None     $100,001 - $500,000


----------

*    Global Equity Fund commenced operations on March 1, 2007.


No trustee who is a non-interested person of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.


     CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC ("CFS"), the Funds' distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


     PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees' general oversight. Each Fund expects Calamos Advisors to vote proxies related to that Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the "Policies"). The Policies address, among other things, conflicts of interest that may arise between the Funds' interests, and the interests of Calamos Advisors and its affiliates.

     The following is a summary of the Policies used by Calamos Advisors in voting proxies.

     To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

     In general, if Calamos Advisors believes that a company's management and board have interests sufficiently aligned with the Fund's interest, Calamos Advisors will vote in favor of proposals recommended by the company's board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

     Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provide that the committee, along with Calamos Advisors' Legal and Compliance Departments, will examine conflicts of interests with the Funds of which Calamos Advisors is aware and seek to resolve such conflicts in the Funds' best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.


     The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust's proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC's website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.


     You may obtain a copy of Calamos Advisors' Policies by calling (800) 582-6959, by visiting Calamos Advisors' website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission's website at www.sec.gov.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Funds' shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Funds have a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

     Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Funds' service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public

A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter. In addition, a complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 30 days after such quarter. The information relating to both the preceding fiscal quarter and the preceding calendar quarter will be posted on www.calamos.com.

     A subset of each Fund's portfolio security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end. This information will be posted on www.calamos.com pursuant to the procedures.

Non-Public Disclosure


Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody's, Morningstar and Lipper, no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of February 1, 2007, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures:
S&P, Morningstar, Lipper, Bloomberg, Thompson Financial, Vickers Stock, and CapitalBridge.



Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when a Fund has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party's need for the information. Third parties include, but are not limited to, each Fund's investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of February 1, 2007, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Bank & Trust Company, The Bank of New York, US Bancorp Fund Services LLC, Deloitte & Touche LLP, Wall Street Concepts, and Bell, Boyd & Lloyd LLP. The third parties have a duty to keep the Funds' non-public information confidential either through written contractual arrangements with the Funds or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Funds, which includes a duty of confidentiality and a duty to refrain from trading on non-public information.

The Funds may be harmed if the service providers breach any non-contractual duty to keep the Funds' non-public information confidential as the Funds may have no contractual remedies or recourse against such breaching parties.

In certain circumstances, Calamos Advisors may disclose portfolio security holdings information on an accelerated basis (prior to disclosure of the information to the public) and outside of an ongoing arrangement, with the authorization of Calamos Advisors' General Counsel or the Trust's Chief Compliance Officer, when a legitimate business purpose exists for disclosing such information. For example, from time to time Calamos Advisors may receive requests for proposals (RFPs) from consultants or potential clients that request information about a Fund's holdings prior to disclosure of the information to the public. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where Calamos Advisors has reason to believe that the data will be used only for legitimate business purposes and not for trading.

In addition, the Funds, Calamos Advisors, CFS and the Funds' administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Funds' assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer's obligation and/or foreign custodian's fiduciary duty not to disclose or use material, non-public information concerning the Funds' portfolio security holdings without the consent of the Funds or their agents. Any such disclosure must be approved in writing by Calamos Advisors' General Counsel or, in his absence, the Trust's Chief Compliance Officer.

Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of the Funds as may be required by applicable law, rule, regulation or court order. Any officer of the Funds, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Funds' compliance program under Rule 38a-1 under the 1940 Act, the Trust's Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Funds, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.


                          INVESTMENT ADVISORY SERVICES

     Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the "Management Agreement") dated August 1, 2000. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under "Who manages the Funds?" Each Fund, except Multi-Fund Blend, pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. Growth Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.90% on the next $500 million, 0.80% on the next $5 billion (over $1 billion to $6 billion), 0.78% on the next $5 billion (over $6 billion to $11 billion), 0.76% on the next $5 billion (over $11 billion to $16 billion), 0.74% on the next $5 billion (over $16 billion to $21 billion), 0.72% on the next $5 billion (over $21 billion to $26 billion) and 0.70% on average daily net assets in excess of $26 billion. Each of Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund pays a fee on its average daily net assets is at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on average daily net assets in excess of $1 billion.

     Each of Global Growth and Income Fund, Blue Chip Fund and Value Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

     Each of International Growth Fund and Global Equity Fund pays a base fee, subject to possible adjustment based on the Fund's performance, as described in the prospectuses for those Funds. The performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index (the "Index") on an annualized basis, respectively.

     If the board of trustees determines that another index is appropriate for International Growth Fund or Global Equity Fund, it may designate a successor index to be substituted, subject to approval by shareholders.

     The performance period for Global Equity Fund will commence at the beginning of its first full month of operation and will eventually include 36 months. Starting with the twelfth month, the performance adjustment takes effect. For each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

     The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate for each of International Growth Fund and Global Equity Fund is +/-0.30% of such Fund's average daily net assets over the performance period. The performance adjustment rate is divided by 12 and multiplied by the Fund's average daily net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance period if it otherwise outperforms the Index during that period.

     The investment performance of each of International Growth Fund and Global Equity Fund will be the sum of: (1) the change in such Fund's net asset value ("NAV") per Class A share during the performance period; plus (2) the value of such Fund's cash distributions per share accumulated to the end of the performance period; plus (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance period; expressed as a percentage of such Fund's NAV per Class A share at the beginning of the performance period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of International Growth Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of: (1) the change in the level of the Index during the performance period; plus (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the performance period; expressed as a percentage of the Index level at the beginning of the performance period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the Management Agreement, in recognition of the fact that under the Management Agreement, each underlying fund pays Calamos Advisors a fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying Funds in which it invests.

     Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

     During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations as follows:

                                SEVEN MONTHS
                                    ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND               10/31/06        3/31/06       3/31/05       3/31/04
-------------------             ------------   ------------   -----------   -----------
Growth Fund
   Advisory fee                 $84,606,120    $133,121,436   $90,988,486   $43,944,860
   Waiver or reimbursement               --              --            --            --
                                -----------    ------------   -----------   -----------
   Net fee                       84,606,120     133,121,436    90,988,486    43,944,860
Blue Chip Fund
   Advisory fee                     801,004       1,179,346       690,423        69,217
   Waiver or reimbursement               --              --            --       (56,256)
                                -----------    ------------   -----------   -----------
   Net fee                          801,004       1,179,346       690,423        12,961
Value Fund
   Advisory fee                     719,520       1,155,286       879,746       282,743
   Waiver or reimbursement               --              --            --       (75,565)
                                -----------    ------------   -----------   -----------
   Net Fee                          719,520       1,155,286       879,746       207,178
International Growth Fund(1)
   Advisory fee                   1,589,698       1,227,929        20,784           N/A
   Performance fee                   87,323          28,560            --           N/A
   Waiver or reimbursement               --              --       (26,537)          N/A
                                -----------    ------------   -----------   -----------
   Net fee                        1,677,021       1,256,489             0           N/A
Global Growth and Income Fund
   Advisory fee                   4,342,249       4,368,837     2,488,185       862,957
   Waiver or reimbursement               --              --            --            --
                                -----------    ------------   -----------   -----------
   Net fee                        4,342,249       4,368,837     2,488,185       862,957
Growth and Income Fund
   Advisory fee                  24,631,981      36,194,328    28,774,073    17,157,408
   Waiver or reimbursement               --              --            --            --
                                -----------    ------------   -----------   -----------
   Net fee                       24,631,981      36,194,328    28,774,073    17,157,408
High Yield Fund
   Advisory fee                   1,056,263       1,616,412     1,544,821     1,186,299
   Waiver or reimbursement               --              --            --            --
                                -----------    ------------   -----------   -----------
   Net fee                        1,056,263       1,616,412     1,544,821     1,186,299
Convertible Fund
   Advisory fee                   3,738,111       7,450,743     9,049,302     9,830,619
   Waiver or reimbursement               --              --            --            --
                                               ------------   -----------   -----------
   Net fee                        3,738,111       7,450,743     9,049,302     9,830,619
Market Neutral Income Fund
   Advisory fee                   2,927,918       2,704,181     4,430,137     5,339,750
   Waiver or reimbursement               --              --            --            --
                                -----------    ------------   -----------   -----------
   Net fee                        2,927,918       2,704,181     4,430,137     5,339,750
Multi-Fund Blend(2)                     N/A             N/A           N/A           N/A
Global Equity Fund(3)                   N/A             N/A           N/A           N/A


----------
(1) International Growth Fund commenced operations on March 16, 2005. For the year ended March 31, 2005, Calamos Advisors reimbursed other operating expenses of International Growth Fund in the amount of $5,753.

(2)  Multi-Fund Blend does not pay an advisory fee.


(3)  Global Equity Fund commenced operations on March 1, 2007.


     The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Funds.

EXPENSES

     Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS;
(iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Funds' organization and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

     Calamos Advisors has contractually undertaken to limit the annual operating expenses of each class of shares of each Fund, except Multi-Fund Blend, and the other expenses of each class of shares of Multi-Fund Blend, through August 31, 2007 in excess of certain limits, as described in the prospectus under "Who manages the Funds?" For purposes of this agreement, operating expenses do not include dividends on short positions.


                          Team Approach to Management



     CALAMOS ADVISORS employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the "Co-CIOs"), senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John P. Calamos, Sr., Co-CIO of CALAMOS ADVISORS, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of CALAMOS ADVISORS, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., Steve Klouda, Jeff Scudieri, Jon Vacko and John Hillenbrand are each senior strategy analysts. The Co-CIOs and senior strategy analysts are referred to collectively as "Team Leaders."



     The Team Leaders also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts for the periods indicated is set forth below.



                                            NUMBER OF OTHER ACCOUNTS MANAGED AND
                                       ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2006
                       ------------------------------------------------------------------------------
                               REGISTERED               OTHER POOLED
                               INVESTMENT                INVESTMENT                   OTHER
                               COMPANIES                  VEHICLES                   ACCOUNTS
                       -------------------------   ----------------------   -------------------------
Portfolio Manager      ACCOUNTS       ASSETS       ACCOUNTS      ASSETS     ACCOUNTS       ASSETS
-----------------      --------   ---------------  --------   ------------  --------   ---------------
John P. Calamos           19      $34,265,733,500     3       $157,150,982   24,107    $11,411,070,978
Nick P. Calamos           19       34,265,733,500     3        157,150,982   24,107     11,411,070,978
John P. Calamos, Jr.       7       19,069,780,820     2         95,215,600   24,107     11,411,070,978
Steve Klouda              18       33,391,823,326     2        144,807,710   24,107     11,411,070,978
Jeff Scudieri             18       33,391,823,326     2        144,807,710   24,107     11,411,070,978
John Hillenbrand          18       33,391,823,326     2        144,807,710   24,107     11,411,070,978
Jon Vacko                 18       33,391,823,326     2        144,807,710   24,107     11,411,070,978



                                      NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY
                                       FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2006
                       ------------------------------------------------------------------------------
                               REGISTERED               OTHER POOLED
                               INVESTMENT                INVESTMENT                   OTHER
                               COMPANIES                  VEHICLES                   ACCOUNTS
                       -------------------------   ----------------------   -------------------------
Portfolio Manager      ACCOUNTS       ASSETS       ACCOUNTS      ASSETS     ACCOUNTS       ASSETS
-----------------      --------   --------------   --------   -----------   --------   --------------
John P. Calamos           1        $298,895,958       2       $95,215,600      1         $9,326,764
Nick P. Calamos           1         298,895,958       2        95,215,600      1          9,326,764
John P. Calamos, Jr.     None           None          2        95,215,600      1          9,326,764
Steve Klouda              1         298,895,958       1        82,872,327      1          9,326,764
Jeff Scudieri             1         298,895,958       1        82,872,327      1          9,326,764
John Hillenbrand          1         298,895,958       1        82,872,327      1          9,326,764
Jon Vacko                 1         298,895,958       1        82,872,327      1          9,326,764

     The Fund's Team Leaders are responsible for managing both Funds and other accounts, including separate accounts and unregistered funds.


     Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

     A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size;
(b) the client has precluded Calamos Advisors from using a particular broker;
(c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.


     The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to unrealized appreciation as well as realized gains in the client's account.



     As of October 31, 2006, Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Asset Management, Inc. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. Also, due to the ownership and executive management positions with Calamos Advisors and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2006, the additional corporate objectives were: marketing effectiveness, as measured by redemption rate compared to an absolute target; advisory fee revenues, measured by growth in revenues; operating efficiencies, as measured by operating margin percentage compared to a ranking of the top operating margins of companies in the industry; and stock price performance.

     As of October 31, 2006, Team Leaders Steve Klouda, Jeff Scudieri, Jon Vacko and John Hillenbrand receive all of their compensation from Calamos Asset Management, Inc. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.

     The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders' compensation structure does not differentiate between the Funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors.

     All Team Leaders are eligible to receive annual equity awards under a long term incentive compensation program. With respect to John P. Calamos, Sr., Nick
P. Calamos and John P. Calamos, Jr., the target annual equity awards are set at a percentage of base salary, ranging from 225% to 400%. With respect to Steve Klouda, Jeff Scudieri, Jon Vacko and John Hillenbrand, the target annual equity awards are each set at a percentage of the respective base salary.

     Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.

     At October 31, 2006, each Team Leader beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.



                                                                                                          Global Growth and
                                Growth Fund             Blue Chip Fund              Value Fund                Income Fund
                                -----------             --------------              ----------                -----------
John P. Calamos               Over $1,000,000          Over $1,000,000           Over $1,000,000            Over $1,000,000
Nick P. Calamos               Over $1,000,000          Over $1,000,000           Over $1,000,000            Over $1,000,000
John P. Calamos, Jr.          Over $1,000,000          Over $1,000,000        $500,001 to $1,000,000        Over $1,000,000
Steve Klouda                $100,001 to $500,000     $100,001 to $500,000      $100,001 to $500,000       $10,001 to $50,000
Jeff Scudieri               $100,001 to $500,000     $50,001 to $100,000       $100,001 to $500,000      $100,001 to $500,000
John Hillenbrand             $10,001 to $50,000              None               $10,001 to $50,000        $10,001 to $50,000
Jon Vacko                   $100,001 to $500,000     $50,001 to $100,000       $50,001 to $100,000        $10,001 to $50,000



                             Growth and Income       International Growth
                                   Fund                      Fund                 High Yield Fund           Convertible Fund
                             ------------------      --------------------         ---------------           ----------------

John P. Calamos               Over $1,000,000          Over $1,000,000           Over $1,000,000            Over $1,000,000
Nick P. Calamos               Over $1,000,000         $10,001 to $50,000         Over $1,000,000         $100,001 to $500,000
John P. Calamos, Jr.          Over $1,000,000        $100,001 to $500,000      $100,001 to $500,000      $100,001 to $500,000
Steve Klouda                $100,001 to $500,000      $10,001 to $50,000               None                      None
Jeff Scudieri               $100,001 to $500,000     $50,001 to $100,000        $10,001 to $50,000               None
John Hillenbrand             $10,001 to $50,000              None               $10,001 to $50,000               None
Jon Vacko                   $50,001 to $100,000      $50,001 to $100,000        $10,001 to $50,000               None



                              Market Neutral
                                Income Fund           Multi-Fund Blend         Global Equity Fund*
                                -----------           ----------------         ------------------
John P. Calamos                     None                     None                      N/A
Nick P. Calamos                     None                     None                      N/A
John P. Calamos, Jr.        $100,001 to $500,000             None                      N/A
Steve Klouda                        None                     None                      N/A
Jeff Scudieri                $10,001 to $50,000              None                      N/A
John Hillenbrand             $10,001 to $50,000              None                      N/A
Jon Vacko                           None                     None                      N/A




----------
*    Global Equity Fund commenced operations on March 1, 2007.

                                DISTRIBUTION PLAN

     The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby Class A shares, Class B shares, Class C shares and Class R shares of each Fund pay to CFS service and distribution fees as described in the prospectus. No distribution or service fees are paid with respect to Class I shares. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

     The Trust's board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable a Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Funds' size would be in the shareholders' best interests because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of a Fund that is closed to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each Fund. The Plan must be reviewed annually by the board of trustees and may be continued from year to year by vote of the board, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the Plan's operation ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to the Fund, by vote of a majority of the Fund's outstanding shares.

     The Plan may not be amended as to any class of shares of any Fund to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected class, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested to enable the board to make an informed determination of whether the Plan should be continued.

     During the seven months ended October 31, 2006, payments to CFS and broker-dealers pursuant to the Plan were made in the following amounts:


                                   BLUE              INTERNATIONAL   GLOBAL      GROWTH AND
                    GROWTH         CHIP       VALUE     GROWTH     GROWTH AND      INCOME
                     FUND          FUND       FUND       FUND      INCOME FUND      FUND
                    ------         ----       -----  ------------  -----------   ----------
CFS
---
Class A            19,182,702     142,726     137,755     217,967     607,337     4,972,516
Class B             7,664,509      45,628      53,993      94,758     326,000     4,226,680
Class C            22,536,713      78,855      86,497     298,590   1,427,548    12,272,544
Class R+                  N/A         N/A         N/A         N/A         N/A           N/A

BROKER-DEALERS
--------------
Class A         18,224,329.56  141,181.28  136,344.50  214,585.54  588,579.71  4,876,516.50
Class B          1,909,748.80   11,324.98   13,048.15   23,346.24   81,142.77  1,054,909.04
Class C         17,391,539.21   66,863.76   68,288.63   59,123.19  841,145.19  9,633,527.17
Class R+                  N/A         N/A         N/A         N/A         N/A           N/A


                                              MARKET      MULTI-  GLOBAL
                   HIGH YIELD  CONVERTIBLE    NEUTRAL     FUND    EQUITY
                      FUND        FUND      INCOME FUND   BLEND*  FUND**
                   ----------  -----------  -----------   ------  ------
CFS
---
Class A              213,312       541,083     558,378     1,399     N/A
Class B              185,258       937,874     245,790     1,183     N/A
Class C              356,756     1,890,094   1,444,374     2,486     N/A
Class R+                 N/A           N/A         N/A       N/A     N/A

BROKER-DEALERS
--------------
Class A           208,291.03    498,075.07  552,725.61  1,276.50     N/A
Class B            46,171.06    234,373.65   61,049.38    257.94     N/A
Class C           301,238.30  1,886,602.43  516,225.25    692.65     N/A
Class R+                 N/A           N/A         N/A       N/A     N/A



----------

+    Class R shares were first offered on March 1, 2007.


*    Multi-Fund Blend commenced operations on June 28, 2006.


**   Global Equity Fund commenced operations on March 1, 2007.


     During the fiscal year ended March 31, 2006, payments to CFS and broker-dealers pursuant to the Plan were made in the following amounts:

                                BLUE                                  GLOBAL      GROWTH AND
                                CHIP        VALUE   INTERNATIONAL   GROWTH AND      INCOME
               GROWTH FUND      FUND        FUND     GROWTH FUND   INCOME FUND       FUND
              -------------  ----------  ---------- -------------  -----------   ------------
CFS
---
Class A         $29,959,263    $216,746    $222,144    $233,087     $  624,056   $ 7,123,592
Class B          12,474,110      84,458      89,077      43,923        343,323     6,793,225
Class C          35,156,874     138,094     140,456     109,077      1,401,962    18,065,732
Class R+                N/A         N/A         N/A         N/A            N/A           N/A

BROKER-DEALERS
--------------
Class A       28,291,682.05  186,101.88  178,557.34  132,155.99     574,527.11   6,944,957.03
Class B        3,097,484.48   20,546.09   21,538.46   10,508.91      85,001.78   1,693,829.98
Class C       23,435,623.26   78,798.84   93,951.89   16,001.01     913,336.80  13,588,208.61
Class R+                N/A         N/A         N/A         N/A            N/A            N/A

                                                MARKET    MULTI-  GLOBAL
                HIGH YIELD    CONVERTIBLE       NEUTRAL    FUND   EQUITY
                   FUND          FUND        INCOME FUND  BLEND*  FUND**
                -----------    -----------   -----------  ------  ------
CFS
---
Class A           $284,754     $1,104,528    $  491,252    N/A    N/A
Class B            318,494      1,824,771       344,163    N/A    N/A
Class C            679,496      3,753,485     1,066,195    N/A    N/A
Class R+               N/A            N/A           N/A    N/A    N/A

BROKER-DEALERS
--------------
Class A         260,546.19   1,026,376.22   480,340.00     N/A    N/A
Class B          79,487.12     574,445.10    85,831.55     N/A    N/A
Class C         504,176.61   3,745,826.40   975,958.55     N/A    N/A
Class R+               N/A            N/A          N/A     N/A    N/A

----------

+    Class R shares were first offered on March 1, 2007.


*    Multi-Fund Blend commenced operations on June 28, 2006.


**   Global Equity Fund commenced operations on March 1, 2007.


     During the seven months ended October 31, 2006, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as follows:

                                              GROWTH              BLUE CHIP       VALUE           INTERNATIONAL       GLOBAL GROWTH
                                               FUND                  FUND          FUND            GROWTH FUND       AND INCOME FUND
                                              ------              ---------       -----           -------------      ---------------
Class A
Costs Associated with Printed Materials       99,908.25              599.43         770.52             1,533.86            3,560.62
Sales and Marketing Expenses (including
   compensation expense)                   2,081,317.51           14,317.20      11,129.10            42,603.99          120,941.91
                                           ------------           ---------      ---------            ---------          ----------
Total                                      2,181,225.77           14,916.63      11,899.62            44,137.85          124,502.54

Class B
Costs Associated with Printed Materials       22,264.59              139.30         227.88               440.36              743.77
Sales and Marketing Expenses (including
   compensation expense)                     141,893.40              644.97         916.38             4,965.90            8,361.19
                                           ------------           ---------      ---------            ---------          ----------
Total                                        164,158.00              784.27       1,144.26             5,406.26            9,104.96

Class C
Costs Associated with Printed Materials       38,800.46              167.06         257.49               645.36            2,093.45
Sales and Marketing Expenses (including
   compensation expense)                     539,358.03            1,137.31       1,982.93            17,589.70           62,870.73
                                           ------------           ---------      ---------             ---------         ----------
Total                                        578,158.49            1,304.37       2,240.42            18,235.05           64,964.17

Class R+                                         N/A                  N/A            N/A                  N/A                N/A

                                             GROWTH AND        HIGH                      MARKET
                                               INCOME         YIELD    CONVERTIBLE      NEUTRAL        MULTI-FUND      GLOBAL EQUITY
                                                FUND           FUND        FUND       INCOME FUND        BLEND*            FUND**
                                             ----------       -----    -----------    -----------      ----------      -------------
Class A
Costs Associated with Printed Materials       28,666.19      895.00       2,664.74       2,907.92           55.77          N/A
Sales and Marketing Expenses (including
   compensation expense)                     669,748.95   33,323.35      16,085.67     349,325.86        4,279.63          N/A
                                             ----------   ---------      ---------     ----------        --------          ---
Total                                        698,415.14   34,218.35      18,750.42     352,233.78        4,335.39          N/A

Class B
Costs Associated with Printed Materials        8,116.36      338.61       1,161.05         353.27           18.38          N/A
Sales and Marketing Expenses (including
   compensation expense)                      67,236.86    2,484.48       5,733.95       8,529.89          782.02          N/A
                                             ----------   ---------      ---------     ----------        --------          ---
Total                                         75,353.22    2,823.10       6,895.00       8,883.16          800.39          N/A

Class C
Costs Associated with Printed Materials       13,017.80      511.29       1,766.48       1,472.24           32.12          N/A
Sales and Marketing Expenses (including
   compensation expense)                     294,283.22    7,637.01      11,159.02     151,688.54        2,532.57          N/A
                                             ----------   ---------      ---------     ----------        --------          ---
Total                                        307,301.02    8,148.30      12,925.50     153,160.77        2,564.68          N/A

Class R+                                         N/A          N/A            N/A            N/A             N/A            N/A


----------
+    Class R shares were first offered on March 1, 2007.


*    Multi-Fund Blend commenced operations on June 28, 2006.


**   Global Equity Fund commenced operations on March 1, 2007.


     During the fiscal year ended March 31, 2006, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as follows:

                                          GROWTH            BLUE CHIP             VALUE         INTERNATIONAL         GLOBAL GROWTH
                                           FUND                FUND                FUND          GROWTH FUND         AND INCOME FUND
                                          ------            ---------             -----         -------------        ---------------
Class A
Costs Associated with Printed Materials     230,718.42       1,513.16               900.01         3,998.05              8,018.11
Sales and Marketing Expenses (including
   compensation expense)                  3,810,125.38      28,609.95            12,121.47        74,665.86            161,167.30
                                          ------------      ---------            ---------       ----------            ----------
Total                                     4,040,843.80      30,123.11            13,021.48        78,663.91            169,185.40

Class B
Costs Associated with Printed Materials      17,614.68         100.85               161.58           280.01                615.95
Sales and Marketing Expenses (including
   compensation expense)                    193,681.30         923.67             1,595.26         4,842.55              9,486.71
                                          ------------      ---------            ---------       ----------            ----------
Total                                       211,295.99       1,024.52             1,756.83         5,122.56             10,102.66

Class C
Costs Associated with Printed Materials      57,998.44         226.71               245.28           992.30              3,321.82
Sales and Marketing Expenses (including
   compensation expense)                    893,418.89       2,936.47             2,975.31        24,031.47             67,077.54
                                          ------------      ---------            ---------       ----------            ----------
Total                                       951,417.34       3,163.18             3,220.59        25,023.77             70,399.37

Class R+                                        N/A            N/A                   N/A             N/A                   N/A

                                           GROWTH AND          HIGH                                MARKET
                                             INCOME           YIELD             CONVERTIBLE       NEUTRAL              GLOBAL EQUITY
                                              FUND             FUND                 FUND        INCOME FUND                FUND**
                                           ----------         -----             -----------     -----------            -------------
Class A
Costs Associated with Printed Materials      50,677.46       2,445.91             1,670.53           888.10                N/A
Sales and Marketing Expenses (including
   compensation expense)                    823,835.43      62,185.74            11,979.86        87,817.83                N/A
                                          ------------      ---------            ---------       ----------            ----------
Total                                       874,512.88      64,631.66            13,650.39        88,705.93                N/A

Class B
Costs Associated with Printed Materials       6,637.79         305.35               306.42           127.14                N/A
Sales and Marketing Expenses (including
   compensation expense)                     75,682.19       3,350.69             4,846.05         3,670.21                N/A
                                          ------------      ---------            ---------       ----------            ----------
Total                                        82,319.98       3,656.03             5,152.48         3,797.35                N/A
Class C
Costs Associated with Printed Materials      25,790.34         861.73               825.47           454.86                N/A
Sales and Marketing Expenses (including
   compensation expense)                    413,192.65      12,159.05            13,033.81        53,958.15                N/A
                                          ------------      ---------            ---------       ----------            ----------
Total                                       438,982.99      13,020.79            13,859.28        54,413.01                N/A
Class R+                                        N/A            N/A                  N/A              N/A                   N/A


----------
+    Class R shares were first offered on March 1, 2007.


*    Multi-Fund Blend commenced operations on June 28, 2006.




**   Global Equity Fund commenced operations on March 1, 2007.



                                   DISTRIBUTOR


     CFS, a broker-dealer, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How can I buy shares" in the prospectus. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of each of the Funds as shown below during the indicated periods:

                                SEVEN MONTHS ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND                  10/31/06          3/31/06       3/31/05       3/31/04
-------------------             ------------------   -----------   -----------   -----------
Growth Fund
   Commissions received               $9,879,504     $26,429,423   $37,060,447   $25,217,722
   Commissions retained                1,774,215       4,717,585     6,739,955     4,686,920
Blue Chip Fund
   Commissions received                   65,255         164,330       261,920       144,753
   Commissions retained                   12,255          30,130        47,585        31,388
Value Fund
   Commissions received                   88,806         144,996       365,654       242,063
   Commissions retained                   14,759          27,746        66,135        51,022
International Growth Fund*
   Commissions received                  662,778         833,272            --            --
   Commissions retained                  125,493         155,180            --            --
Global Growth and Income Fund
   Commissions received                  879,807       1,384,536       845,539       580,931
   Commissions retained                  163,830         246,178       157,539       174,440
Growth and Income Fund
   Commissions received                4,682,628      10,080,703    12,078,688    13,909,484
   Commissions retained                  818,721       1,775,270     2,142,843     2,432,388
High Yield Fund
   Commissions received                  128,453         312,651       503,813       595,932
   Commissions retained                   23,840          61,445        93,145        90,515
Convertible Fund
   Commissions received                       --              --           136       492,011
   Commissions retained                       --              --            24        80,772
Market Neutral Income Fund
   Commissions received                1,498,596       1,166,524            --            --
   Commissions retained                  267,755         196,475            --            --
Multi-Fund Blend**
   Commissions received                  100,855              --            --            --
   Commissions retained                   18,048              --            --            --
Global Equity Fund***
   Commissions received                       --              --            --            --
   Commissions retained                       --              --            --            --


----------
*    International Growth Fund commenced operations on March 16, 2005.

**   Multi-Fund Blend commenced operations on June 28, 2006.


***  Global Equity Fund commenced operations on March 1, 2007.


     The sales charges on sales of Class A shares of each Fund (except when waived as described below under "Share Classes and Pricing of Shares - Sales Charge Waiver") and concessions reallowed to dealers at the time of purchase are as follows:

                                          SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
                                       -----------------------------------------------------------------
                                            AS A % OF           AS A % OF         % OF OFFERING PRICE
                                       NET AMOUNT INVESTED   OFFERING PRICE   RETAINED BY SELLING DEALER
                                       -------------------   --------------   --------------------------
Less than $50,000 ..................          4.99%               4.75%                 4.00%
$50,000 but less than $100,000 .....          4.44                4.25                  3.50
$100,000 but less than $250,000 ....          3.63                3.50                  2.75
$250,000 but less than $500,000 ....          2.56                2.50                  2.00
$500,000 but less than $1,000,000 ..          2.04                2.00                  1.60
$1,000,000 or more* ................          None                None                  None

----------
* On an investment of $1,000,000 or more, CFS from its own resources pays the selling dealer a commission of .50% of the amount of the investment. On an investment of $1,000,000 or more without a sales charge, you will pay a contingent deferred sales charge of .50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

     Each Fund receives the entire net asset value of all of its shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may

================================================================================

allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

     CFS compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased. CFS is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Class B shares of a Fund will automatically convert to Class A shares of the same Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.




     CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.


     In connection with the exchange privilege (described in the prospectus under "How can I buy shares? - By Exchange"), CFS acts as a service organization for the Prime Obligations Fund, which is a portfolio of First American Funds. CFS receives compensation from the Prime Obligations Fund, through the Prime Obligations Fund's 12b-1 Plan, for distribution services provided to the Fund.

                          OTHER COMPENSATION TO DEALERS

     CFS or its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (individually, an "Intermediary" and collectively, "Intermediaries"). CFS or its affiliates may make payments to Intermediaries, among other things, to help defray the costs incurred by qualifying Intermediaries in connection with efforts to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access Intermediaries' representatives, to obtain marketing support and other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to Intermediaries who have sold Fund shares.


     The level of payments made to a qualifying Intermediary in any given year with respect to Fund shares held by the Intermediary's customers will vary, but in no case will exceed the sum of (a) .25% of the prior 12 month period's sales of Fund shares by that Intermediary and (b) .12% of the average daily value of Fund shares held by customers of that Intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will make the requested payments, including the qualifying Intermediary's sales, assets and redemption rates, and the quality of the Intermediary's services.



     As of December 31, 2006, the Intermediaries that CFS or its affiliates anticipate will receive additional compensation are: A.G. Edwards & Sons, Inc., AST Trust Company, Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley DW, Inc., National Financial Services, Newport Retirement Services, Inc., Raymond James and Associates, Inc., Security Benefit Life, UBS Financial Services, Inc., and Wachovia Securities LLC. CFS or its affiliates may enter into arrangements or change or discontinue arrangements with Intermediaries at any time without notice.


     These payments may provide Intermediaries with an incentive to favor shares of the Funds over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Funds may utilize an Intermediary that offers and sells shares of the Funds to execute portfolio transactions for the Funds. The Funds, Calamos Advisors and CFS do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                             PORTFOLIO TRANSACTIONS

     Calamos Advisors is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

     Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Funds pay usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Funds pay includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors' own efforts in performing its duties under the Management Agreement. As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Funds may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Funds, to the extent permitted by law, through broker-dealers affiliated with the Funds, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Funds if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Funds.

     In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Funds. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

     For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the periods indicated, the following table shows the amount of transactions and aggregate commissions related to those transactions executed through unaffiliated broker-dealers.

                                      AGGREGATE
Description                          COMMISSIONS
-----------                          -----------
Growth Fund
   Seven Months Ended 10/31/06       $ 9,862,520
   Year Ended 3/31/06                 17,888,626
   Year Ended 3/31/05                 16,171,048
   Year Ended 3/31/04                 13,243,782
Blue Chip Fund
   Seven Months Ended 10/31/06            21,789
   Year Ended 3/31/06                     32,060
   Year Ended 3/31/05                     53,441
   Year Ended 3/31/04                     22,527
Value Fund (1)
   Seven Months Ended 10/31/06            51,881
   Year Ended 3/31/06                    104,276
   Year Ended 3/31/05                    132,126
   Year Ended 3/31/04                     46,054
International Growth Fund (2)
   Seven Months Ended 10/31/06           352,774
   Year Ended 3/31/06                    351,168
   Year Ended 3/31/05                     59,697
Global Growth and  Income Fund (1)
   Seven Months Ended 10/31/06           383,728
   Year Ended 3/31/06                    342,451
   Year Ended 3/31/05                    260,468
   Year Ended 3/31/04                    142,782
Growth and Income Fund
   Seven Months Ended 10/31/06         2,312,626
   Year Ended 3/31/06                  3,241,893
   Year Ended 3/31/05                  2,810,804
   Year Ended 3/31/04                  3,334,003
High Yield Fund (1)
   Seven Months Ended 10/31/06            25,012
   Year Ended 3/31/06                     50,521
   Year Ended 3/31/05                     66,862
   Year Ended 3/31/04                     16,459
Convertible Fund
   Seven Months Ended 10/31/06           169,472
   Year Ended 3/31/06                    365,050
   Year Ended 3/31/05                    471,070
   Year Ended 3/31/04                    640,709
Market Neutral Income Fund
   Seven Months Ended 10/31/06           900,432
   Year Ended 3/31/06                  1,087,040
   Year Ended 3/31/05                  1,104,097
   Year Ended 3/31/04                  2,113,681
Multi-Fund Blend (3)                          --
Global Equity Fund (4)                        --


----------
(1) The increase in aggregate commissions paid to all brokers by each of Value Fund, Global Growth and Income Fund and High Yield Fund from fiscal year ended March 31, 2004 to fiscal year ended March 31, 2006 was due primarily to increased sales of shares of the Fund.

(2) The increase in aggregate commissions paid to all brokers by International Growth Fund from fiscal year ended March 31, 2005 to fiscal year ended March 31, 2006 was due primarily to the Fund's inception date. International Growth Fund commenced operations on March 16, 2005.

(3) Multi-Fund Blend invests directly in the Class I shares of the underlying funds and, accordingly, pays no brokerage commissions.


(4)  Global Equity Fund commenced operations on March 1, 2007.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Calamos Advisors, and the aggregate dollar amounts involved in those transactions, during the periods indicated.


                                    SEVEN MONTHS ENDED OCTOBER 31, 2006           FISCAL YEAR ENDED MARCH 31, 2006
                                ------------------------------------------   ------------------------------------------
                                COMMISSION PAID   RELATED AGGREGATE DOLLAR   COMMISSION PAID   RELATED AGGREGATE DOLLAR
                                  FOR RESEARCH       TRANSACTION AMOUNT        FOR RESEARCH       TRANSACTION AMOUNT
                                ---------------   ------------------------   ---------------   ------------------------
Growth Fund                         $792,607          $2,607,367,575            $1,273,505          $4,834,297,255
Blue Chip Fund                         3,782               8,040,299                    --                      --
Value Fund                             8,102              21,980,528                10,967              13,191,146
International Growth Fund                 --                      --                    --                      --
Global Growth and Income Fund         13,449              50,551,585                 5,797              14,863,454
Growth & Income Fund                 269,221             721,073,499               205,051             313,652,730
High Yield Fund                           --                      --                    --                      --
Convertible Fund                       4,103              25,603,748                12,750              22,182,337
Market Neutral Income Fund             2,993               4,530,930                    --                      --
Multi-Fund Blend*                         --                      --                    --                      --
Global Equity Fund**                      --                      --                    --                      --


----------
*    Multi-Fund Blend commenced operations on June 28, 2006.


**   Global Equity Fund commenced operations on March 1, 2007.


                       SHARE CLASSES AND PRICING OF SHARES


     Purchases and redemptions are discussed in the Funds' prospectus under the headings "How can I buy (redeem) shares?" and "How can I sell shares?" All of that information is incorporated herein by reference.


SALES CHARGE WAIVER

     In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Additionally, proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in shares of the same class of that Fund at net asset value without the payment of any sales charge. In order to take advantage of this sales charge waiver, you, or your broker-dealer or other sales agent, must submit your intent, in writing, with your purchase. In addition, if the amount of reinvestment is less than the amount of redemption, the sales charge waiver shall be pro-rated accordingly.


CONTINGENT DEFERRED SALES CHARGE


     The contingent deferred sales charge is computed on the lesser of the redemption price or purchase price, excluding amounts not subject to the charge. The following example illustrates the operation of the contingent deferred sales charge:


     Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a contingent deferred sales charge would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B contingent deferred sales charge would be $100.


     The contingent deferred sales charge for Class B and Class C shares will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan, including any Individual Retirement Account ("IRA") systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2, and (d) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Calamos IRA accounts).

LETTER OF INTENT

     You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period together with any other Class A shares already owned. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to purchases made on or after that date. During the term of the letter of intent, shares representing up to 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.


REDEMPTION IN KIND


The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

NET ASSET VALUE

     Each Fund's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

     The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. Because Multi-Fund Blend's portfolio will consist primarily of its holdings in the underlying funds, its NAV per share is based on the NAV of each of the underlying funds. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to the Funds' transfer agent so such orders will be received in a timely manner.

     A purchase or sale order typically is accepted when the Fund's transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

     Calamos Advisors values each Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the board of trustees. Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund holding such securities determines its NAV. Securities traded in OTC markets and quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Fund holding such securities determines its NAV.

     When a most recent last sale or closing price is not readily available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations, in accordance with the guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the midpoint of the consolidated bid/ask quote for the option security, also in accordance with the guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

     Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund holding such securities determines its NAV, or, when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with the guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds' NAVs are not calculated. As stated above, if market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

     A Fund also may use fair value pricing, pursuant to the guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

     When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.


                                    TAXATION

     The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

     At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

     Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Funds will monitor their transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Funds as a regulated investment companies.

     A Fund is permitted to invest in securities issued or purchased at a discount. Tax rules could require a Fund to accrue and distribute income not yet received. Depending upon particular circumstances, this treatment may also affect the tax character and amount of income required to be recognized by the Fund holding the security. A Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect to a Fund of those transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that Fund. Pursuant to that election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. With respect to the underlying funds to Multi-Fund Blend, the pass-through of foreign taxes is not available to shareholders of the Fund with respect to foreign taxes paid by an underlying fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund intends to continue to qualify, and elect to be treated, as a regulated investment company under Subchapter M of the Code so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities such that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold through such other securities more than 10% of the outstanding voting stock of any issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, a Fund will be treated as having distributed any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund.

                              CERTAIN SHAREHOLDERS


     The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at January 31, 2007. Class R shares and shares of Global Equity Fund were not issued before March 1, 2007, and as such are not reflected in the following table.



                                                             PERCENTAGE (%) OF
                                                  NUMBER        OUTSTANDING
SHAREHOLDER                                     OF SHARES   SHARES OF THE FUND
-----------                                     ---------   ------------------
GROWTH FUND - CLASS A

Charles Schwab Co.                               22,697,354         11%
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151
(Owned of Record)

Prudential Investment Management                 21,030,334         10%
Service FBO Mutual Fund Clients
Mail Stop NJ 05-11-20
100 Mulberry Street
3 Gateway Center, 11th Floor
Newark, NJ 07102-4000
(Owned of Record)

Fidelity Investments
Institutional Operations Co. Inc.                16,773,137          8%
as agent for Employee
Benefit Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999
(Owned of Record)

Merrill Lynch & Co., Inc.                        11,716,446          5%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS B

Citigroup Global Markets Inc.                     3,140,840         14%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                         2,686,317         12%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.                        17,683,458         26%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97B60
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


Citigroup Global Markets Inc.                            15,823,886        23%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH FUND - CLASS I

NFS LLC FEBO                                                614,191        25%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

U.S. Bancorp Investments Inc.                               271,164        11%
60 Livingston Ave
St. Paul, MN 55107-2292
(Owned of Record)

NFS LLC FEBO                                                214,455         9%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

JP Morgan Securities Inc.                                   179,618         7%
500 Stanton Christiana Rd.
Newark, DE  19713-2107
(Owned of Record)

United States Golf Association                              177,702         7%
77 Liberty Corner Rd
P.O. Box 708
Far Hills, NJ 07931-0708
(Owned of Record)


SEI Trust Company                                           150,565         6%
FBO CBWM
Attn Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA  19456
(Owned of Record)


UMBSC & Co.                                                 146,691         6%
FBO Wels Investment Equity Fund
PO Box 419260, 4th floor
Kansas City, MO  64141-6260


NFS LLC FEBO                                                129,600         5%
US Bank
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Avenue
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

BLUE CHIP FUND - CLASS A

NFS LLC FEBO                                              1,052,608        13%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

BLUE CHIP FUND - CLASS B

Merrill Lynch & Co., Inc.                                   174,501        26%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


BLUE CHIP FUND - CLASS C

Merrill Lynch & Co., Inc.                         417,858        35%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     230,494        19%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

BLUE CHIP FUND - CLASS I

NFS LLC FEBO                                      696,707        46%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

NFS LLC FEBO                                      507,081        33%
Calamos Family Partners Inc.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Capinco                                           264,863        17%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

VALUE FUND - CLASS A

NFS LLC FEBO
Calamos Holdings LLC                            1,186,538        15%
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

NFS LLC FEBO
Calamos Family Partners Inc.                      499,050         6%
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Merrill Lynch & Co., Inc.                         434,403         6%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


VALUE FUND - CLASS B

Merrill Lynch & Co., Inc.                          96,063        11%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                      48,968         6%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)


VALUE FUND - CLASS C

Citigroup Global Markets Inc.                    252,709     20%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                        156,138     12%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

VALUE FUND - CLASS I

Calamos Multi-Fund Blend                         446,887     54%
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Capinco                                          297,295     36%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO                                      85,192     10%
US Bank
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Ave.
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS A

NFS LLC FEBO                                   2,528,819     20%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Merrill Lynch & Co., Inc.                        994,316      8%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS B

Merrill Lynch & Co., Inc.                        263,702     15%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                    107,148      6%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)


INTERNATIONAL GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.                       1,319,213   29%
For the Sole Benefit of its Customers
Attn: Fund Admin-97HC5
4800 Deer Lake Drive
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     701,933   16%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Morgan Stanley DW                                 240,926    5%
Attn: Mutual Fund Operations
2 Harborside Pl, 2nd Floor
Jersey City, NJ 07311
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS I

NFS LLC FEBO                                    2,532,845   56%
Calamos Family Partners Inc.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

NFS LLC FEBO                                    1,520,573   34%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Capinco                                           273,324    6%
c/o US Bank
P.O. Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS A

Merrill Lynch & Co., Inc.                       4,995,511   11%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab Co.                              3,185,810    7%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Citigroup Global Markets Inc.                   2,825,405    6%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                       1,473,614   22%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   1,079,629   16%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                       9,307,481   31%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KT3
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   6,009,466   20%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS I

NFS LLC FEBO                                    1,387,678   27%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

NFS LLC FEBO                                    1,298,152   25%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Charles Schwab Co.                                771,220   14%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Calamos Multi-Fund Blend                          573,500   11%
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Capinco                                           556,151   11%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)


GROWTH & INCOME FUND - CLASS A

Charles Schwab Co.                              19,431,453       17%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.                        8,538,078        8%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC4
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   8,207,339         7%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                       4,406,402        21%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   2,946,888        14%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                      17,155,885        25%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                  17,051,892        25%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS I

Strafe & Co. FAO                                  814,655        16%
Lakeland Hospital Mutual Fund Account
P.O. Box 160
Westerville, OH 43086-0160
(Owned Beneficially)

NFS LLC FEBO
Calamos Holdings LLC                            631,066     13%
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

The Scripps Research Institute                  612,101     12%
10550 N. Torrey Pines Rd. TPC-16
La Jolla, CA 92037-1000
(Owned Beneficially)

National City Bank                              575,460     12%
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
BHG Long Term Reserve - CAL/Mondrai
(Owned of Record)

U.S. Bancorp Investments Inc.                   544,511     11%
60 Livingston Ave
St. Paul, MN 55107-2292
(Owned of Record)

National City Bank                              339,784      7%
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
BHG Long Term Reserve - CAL/Mondrai
(Owned of Record)

NFS LLC FEBO                                    299,536      6%
Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-2956
(Owned of Record)

Larry L. Hillblom Foundation Inc.               252,465      5%
755 Baywood Drive, Suite 180
Petaluma, CA 94954-5509
(Owned Beneficially)

HIGH YIELD FUND - CLASS A

FTC & Co                                      2,266,141     16%
Datalynx
P.O. Box 173736
Denver, CO
(Owned of Record)

Charles Schwab Co.                            1,203,797      9%
Reinvest Account
101 Montgomery St
San Francisco, CA
94104-4151
(Owned of Record)

Citigroup Global Markets Inc.                   774,976      6%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)


HIGH YIELD FUND - CLASS B

Merrill Lynch & Co., Inc.                          748,253          25%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                      358,707          12%
House Account
Attn: Peter Booth
333 W. 34th Street, 7th Floor
New York, NY 10001-2402
(Owned of Record)

HIGH YIELD FUND - CLASS C

Merrill Lynch & Co., Inc.                        1,596,794          29%
For the Sole Benefit of its Customers
Attn.: Fund Admin-9EJB9
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                      948,839          17%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

HIGH YIELD FUND - CLASS I

Capinco                                            117,292          49%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO
US Bank TTEE
Calamos Asset Management Inc. Retirement Plan       79,590          33%
4000 W. Broadway Ave.
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

Prudential Bank and Trust                           31,775          13%
Denknatel Pension Plan Trust
Attn: Dina Basslly
80 Livingston Avenue
Roseland, NJ 07068-1733

CONVERTIBLE FUND - CLASS A

Merrill Lynch & Co., Inc.                        2,548,322          14%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


Charles Schwab Co.                                            1,751,821      10%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Citigroup Global Markets Inc.                                 1,139,839       6%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Prudential Investment Management Service                      1,132,243       6%
FBO Mutual Fund Clients
Mail Stop NJ 05-11-02
100 Mulberry Street
3 Gateway Center 11th Floor
Newark, NJ 07102-4061
(Owned of Record)

CONVERTIBLE FUND - CLASS B

Merrill Lynch & Co., Inc.                                     2,430,602      37%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                                   978,336      15%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

CONVERTIBLE FUND - CLASS C

Merrill Lynch & Co., Inc.                                     6,047,699      39%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97G09
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                                 3,383,908      22%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

CONVERTIBLE FUND - CLASS I

La Cross Company                                                494,358      45%
For the Benefit of its Customers
P.O. Box 489
La Crosse, WI 54602-0489
(Owned of Record)

Daniel E. Koshland Jr. Tr.                                      283,126      26%
Daniel E. Koshland Jr. Charitable Remainder Trust
U/A DTD Jan. 21, 1996
P.O. Box 7310
Menlo Park, CA 94026-7310
(Owned Beneficially)


Key Bank NA Cust                                   132,712          12%
P.O. Box 94871
Cleveland, OH 44101-4871
(Owned of Record)

NFS LLC FEBO
US Bank
Calamos Asset Management Inc. Retirement Plan       57,886           5%
4000 W. Broadway Avenue
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS A

Charles Schwab Co.                               6,357,052          14%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.                        5,794,604          12%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                    3,391,831           7%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                          824,084          23%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                      380,157          11%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Morgan Stanley DW                                  212,097           6%
Attn: Mutual Fund Operations
2 Harborside Pl, 2nd Floor
Jersey City, NJ 07311
(Owned of Record)


MARKET NEUTRAL INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                                9,919,040          38%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KS6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                            4,124,991          16%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS I

NFS LLC FEBO                                               476,106          41%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-2956
(Owned of Record)

US Bank                                                    441,266          38%
FBO Minnesota Power & Affiliated
Master Pension Trust
P.O. Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

MULTI-FUND BLEND - CLASS A

Raymond James & Associates Inc.                             51,945           6%
FBO TKR SR
880 Carillon Pkwy
St. Petersburg, FL  33716-1100
(Owned of Record)

MULTI-FUND BLEND - CLASS B

Merrill Lynch & Co., Inc.                                   48,395          26%
For the Sole Benefit of its Customers
Attn: Fund Admin-97KS6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL    32246-6484
(Owned of Record)

MULTI-FUND BLEND - CLASS C

Merrill Lynch & Co., Inc.                                   89,564          16%
For the Sole Benefit of its Customers
Attn: Fund Admin-97KS6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL    32246-6484
(Owned of Record)

MULTI-FUND BLEND - CLASS I

NFS LLC FEBO                                                 1,528          56%
US Bank
Calamos Asset Management Inc. Retirement Plan
800 Nicollett Mall
BC-MN-H24I
Minneapolis, MN 55402-7000
(Owned of Record)

Calamos Holdings LLC                                         1,000          37%
Attn: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

NFS LLC FEBO                                                   181           7%
JP Morgan Chase Bank
IRA of Frank James
6204 23rd Ave.
Brooklyn, NY  11204-3303
(Owned Beneficially)



     At February 1, 2007, the trustees and officers of the Trust as a group owned 12.5% of Blue Chip Fund, 10.9% of Value Fund, 17.4% of International Growth Fund, 3.7% of Global Growth and Income Fund and 4.1% of High Yield Fund, and less than one percent of each of Growth Fund, Growth and Income Fund, Convertible Fund, Market Neutral Income Fund, Multi-Fund Blend and Global Equity Fund.

                          CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

     U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.


     Shares of any Fund may be purchased through certain financial service companies who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the Fund may pay an annual fee of up to $12 per account for shares held in Network Level III accounts. For shares held in sub-accounts, the Fund may pay an annual fee equal to the lesser of $15 per sub-account or .15% of the average net assets of Class A shares held by the company in sub-accounts; and $21 per sub-account for Class B and Class C shares held by the company.


                 FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

     Under the arrangements with State Street Bank and Trust Company ("State Street") to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions;

maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Funds. For the services rendered to the Funds, the Funds pay fees based on the Funds' combined managed assets ("Combined Assets") at the annual rate of .90% on the first $5 billion of Combined Assets, .75% on the next $5 billion, .50% on the next $5 billion and .35% on the Combined Assets in excess of $15 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of the Fund.

     Calamos Advisors provides the following financial accounting services to the Funds: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for any fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Funds in accordance with the SEC's rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For providing those services, the Funds pay Calamos Advisors a monthly fee at the annual rate of .0175% on the first $1 billion of Combined Assets, .0150% on the next $1 billion, and .0110% on Combined Assets above $2 billion ("financial accounting service fee"). Each Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on relative managed assets of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust's independent auditor and is located at 111 South Wacker Drive, Chicago, Illinois 60606. Deloitte & Touche LLP audits and reports on the Funds' annual financial statements, and performs audit, audit-related and other services when approved by the Trust's audit committee. Ernst & Young LLP audited the Funds' annual financial statements for periods prior to the fiscal year ended March 31, 2006.

                               GENERAL INFORMATION

SHAREHOLDER INFORMATION

     Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996, all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has eleven series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

     Each Fund's shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

     Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

                              FINANCIAL STATEMENTS

     Audited financial statements for the Trust are incorporated herein by reference from the Trust's annual report to shareholders for the fiscal period ended October 31, 2006. Effective June 29, 2006, the Trust changed its fiscal year end from March 31 to October 31. See the back cover of the Fund's prospectus for information on how to obtain the Trust's annual report to shareholders.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

     AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

     A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

     BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

     BB--B--CCC--CC AND C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                                                 MFSAI 1160 2007

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1) Third Amended and Restated Agreement and Declaration of Trust, dated March 30, 2006 (incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(a)(2) Amendment No. 1 to Third Amended and Restated Agreement and Declaration of Trust, dated June 22, 2006 (incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, filed on June 22, 2006).

(a)(3) Amendment No. 2 to Third Amended and Restated Agreement and Declaration of Trust, dated August 24, 2006.

(a)(4) Amendment No. 3 to Third Amended and Restated Agreement and Declaration of Trust, dated September 1, 2006.

(a)(5) Amendment No. 4 to Third Amended and Restated Agreement and Declaration of Trust, dated December 14, 2006.

(a)(6) Amendment No. 5 to Third Amended and Restated Agreement and Declaration of Trust, dated February 6, 2007.

(b)       Bylaws, as amended through September 13, 2006.

(c)       See Articles IV and V of Exhibit (a), above.

(d)(1) Management Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed July 28, 2005).

(d)(2) Amendment, dated August 1, 2006, to Management Agreement, dated December 13, 2004, with Calamos Advisors LLC.

(d)(3) Form of Notification to Calamos Asset Management, Inc. regarding Establishment of Calamos Value Fund (formerly known as the Calamos Mid Cap Value Fund) (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, filed on December 18, 2001).

(d)(4) Form of Notification to Calamos Asset Management, Inc. regarding Establishment of Calamos Blue Chip Fund (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on November 28, 2003).

(d)(5) Letter Agreement with Calamos Advisors LLC, dated June 29, 2006 (incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A filed on July 31, 2006).

(d)(6) Notification to Calamos Advisors LLC, regarding Establishment of Calamos Multi-Fund Blend, dated March 30, 2006 (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13,
          2006).

(d)(7) Form of Notification to Calamos Advisors LLC, regarding Fee Schedule Amendment (incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2006).

(d)(8) Notification to Calamos Advisors LLC, regarding Establishment of Global Equity Fund, dated March 1, 2007.

(d)(9) Form of Notification to Calamos Advisors LLC, regarding Establishment of Government Money Market Fund, dated ________________, 2007.*

(d)(10) Organizational Expenses Agreement, dated September 24, 2003, relating to Blue Chip Fund (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on November 28, 2003).

(d)(11) Organizational Expenses Agreement, dated December 13, 2004, relating to International Growth Fund (incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed July 28, 2005).

(d)(12) Organizational Expenses Agreement, dated March 30, 2006, relating to Multi-Fund Equity (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(d)(13) Organizational Expenses Agreement, dated March 1, 2007, relating to Global Equity Fund.

(d)(14) Form of Organizational Expenses Agreement, dated _______________, 2007, relating to Government Money Market Fund.*

(e)(1) Second Amended and Restated Distribution Agreement with Calamos Financial Services LLC, dated March 1, 2007.

(e)(2) Selling Group Agreement, revised September 2000 (incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31,
          2001).

(f)       None.

(g)(1) Custody Agreement with Bank of New York, dated November 15, 2000 (incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(g)(2) Amendment, dated December 13, 2004, to Custody Agreement, dated November 15, 2000 (incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed July 28, 2005).

(g)(3) Amendment, dated March 30, 2006, to Custody Agreement, dated November 15, 2000 (incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(g)(4) Amendment, dated March 1, 2007, to Custody Agreement, dated November 15, 2000.

(g)(5) Amendment, dated ________________, 2007, to Custody Agreement, dated November 15, 2000.*

(g)(6) Foreign Custody Manager Agreement with Bank of New York, dated November 15, 2000 (incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(1) Master Services Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(2) Notification of Additional Funds, dated March 31, 2006, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13,
          2006).

(h)(3) Notification of Additional Funds, dated February 28, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004.

(h)(4) Notification of Additional Funds, dated ________________, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004.*

(h)(5) Letter Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(6) Letter Agreement, dated October 31, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(7) Letter Agreement, dated March 31, 2006, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(8) Letter Agreement, dated February 28, 2007, with State Street Bank and Trust Company.

(h)(9) Letter Agreement, dated ________________, 2007, with State Street Bank and Trust Company.*

(h)(10) Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC, dated January 1, 2007.

(h)(11) Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated herein by reference to Exhibit
          (h)(3) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(12) Amendment, dated March 30, 2006, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(13) Amendment, dated March 1, 2007, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000.

(h)(14) Amendment, dated ________________, 2007, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000.*

(h)(15) Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(16) Amendment, dated March 30, 2006, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(17) Amendment, dated March 1, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000.

(h)(18) Amendment, dated ________________, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000.*

(h)(19) Use of Name Agreement, dated August 23, 1990 (incorporated herein by reference to Exhibit 9.5 to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on June 24,
          1997).

(h)(20) Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, filed on July 31,
          2006).

(h)(21) Amendment, dated March 30, 2006, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(22) Amendment, dated March 1, 2007, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004.

(h)(23) Amendment, dated ________________, 2007, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004.*

(h)(24) Expense Limitation Agreement, dated March 30, 2006, with Calamos Advisors LLC, relating to Multi-Fund Blend.

(h)(25) Expense Limitation Agreement, dated March 1, 2007, with Calamos Advisors LLC.

(h)(26) Form of Advisory Fee Rebate Agreement, dated ________, 2007, with Calamos Advisors LLC.*

(i)(1)    Consent of Bell, Boyd & Lloyd LLP.

(i)(2)    Opinion and consent of Goodwin Procter LLP.

(j)       Consent of independent registered public accounting firm.

(k)       None.

(l)(1)    Initial Capital Agreement - Calamos Convertible Fund.**

(l)(2) Subscription Agreement - Calamos Global Convertible Fund, dated June 11, 1996 (incorporated herein by reference to Exhibit 13.5 to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed June 24, 1996).

(l)(3) Subscription Agreement - Calamos Convertible Growth and Income Fund, dated July 5, 1988 (incorporated herein by reference to Exhibit (13.1) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on June 24, 1997).

(l)(4) Subscription Agreement - Calamos Market Neutral Fund and Calamos Growth Fund (incorporated herein by reference to Exhibit (13.3) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on June 24, 1997).

(l)(5) Subscription Agreement - Calamos High Yield Fund, dated July 27, 1999 (incorporated herein by reference to Exhibit (l) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed on July 30, 2000).

(l)(6) Subscription Agreement - Calamos Value Fund, dated December 28, 2001 (incorporated herein by reference to Exhibit (l)(6) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31, 2002).

(l)(7) Subscription Agreement - Calamos Blue Chip Fund, dated September 24, 2003 (incorporated by reference to Exhibit (l)(7) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on November 28, 2003).

(l)(8) Subscription Agreement - Calamos International Growth Fund, dated December 13, 2004, with Calamos Holdings LLC (incorporated herein by reference to Exhibit (l)(8) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed July 28,
          2005).

(l)(9) Subscription Agreement - Calamos International Growth Fund, dated December 13, 2004, with Calamos Family Partners Inc. (incorporated herein by reference to Exhibit (l)(9) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed July 28,
          2005).

(l)(10) Subscription Agreement - Calamos Global Equity Fund, dated March 1, 2007, with Calamos Family Partners Inc.

(l)(11) Form of Subscription Agreement - Calamos Government Money Market Fund, dated ____________________, 2007, with Calamos Family Partners Inc.*

(m)       Second Amended and Restated Distribution Plan, effective as of
          March 1, 2007.

(n)       Second Amended and Restated Rule 18f-3 Plan, dated March 1, 2007.

(o)       [Item Omitted].

(p) Code of Ethics of Registrant, its investment adviser, distributor and affiliated entities, dated June 28, 2006 (incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2006).

(q)       Powers of Attorney.

----------
*    To be filed by amendment.

** No subscription agreement has been filed with respect to Calamos Convertible Fund because such series was operational prior to the effective date of the Registrant's initial Registration Statement on Form N-1A.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

     The information in the prospectus, under the captions "Who manages the funds?" and in the Statement of Additional Information under the caption "Management" and "Certain Shareholders" is incorporated herein by reference.

ITEM 25. INDEMNIFICATION.

     Article VI of the Second Amended Agreement and Declaration of Trust of Registrant (Exhibit (a) to this registration statement, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined, in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").

     A determination that a Covered Person is entitled to indemnification despite allegations of Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or
(b) an independent legal counsel in a written opinion.

     Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason or any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found to be entitled to indemnification.

     The registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISOR.

     The information in the Statement of Additional Information under the caption "Management - Trustees and Officers" is incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Calamos Financial Services LLC ("CFS") serves as principal underwriter for the Calamos Investment Trust and Calamos Advisors Trust.

(b) Information on the officers of CFS is set forth below. CFS has no directors. The principal business address for all named individuals is 2020 Calamos Court, Naperville, Illinois 60563.



                                                                     (3)
                                     (2)                        POSITIONS AND
         (1)                POSITIONS AND OFFICES                  OFFICES
        NAME                   WITH UNDERWRITER                WITH REGISTRANT
        ----                ---------------------             -----------------
John P. Calamos, Sr.   Co-Chief Investment Officer         President and
                                                           Principal Executive
                                                           Officer

Nick P. Calamos        Senior Executive Vice President     Vice President
                       and Co-Chief Investment Officer

John P. Calamos, Jr.   Executive Vice President            None

                                                                        (3)
                                         (2)                       POSITIONS AND
         (1)                    POSITIONS AND OFFICES                 OFFICES
        NAME                       WITH UNDERWRITER               WITH REGISTRANT
        ----                    ---------------------            -----------------
Patrick H. Dudasik        Executive Vice President, Chief     Vice President and
                          Financial Officer, Chief            Principal Financial
                          Operating Officer and Treasurer     Officer

James S. Hamman, Jr.      Executive Vice President, General   Secretary
                          Counsel and Secretary

Scott C. Jones            Executive Vice President and        None
                          Chief Administration Officer

Nimish S. Bhatt           Senior Vice President, Director     Senior Vice
                          of Operations                       President

Philip E. Moriarty, II    President                           None

Randall T. Zipfel         Senior Vice President, Chief        None
                          Operations Officer-Investments

Mark C. Infanger          Vice President, Corporate           None
                          Controller

Walter R. Randall,        Vice President, Chief Compliance    None
Jr.                       Officer

(c) There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment manager, Calamos Advisors LLC, and CFS, the Registrant's principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the custodian, Bank of New York, 90 Washington Street, New York, NY 10286, or at the offices of the transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     None.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naperville, and State of Illinois on the 28th day of February, 2007.



                                        CALAMOS INVESTMENT TRUST


                                        By /s/ John P. Calamos
                                           -------------------------------------
                                           John P. Calamos
                                           President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

                 Name                               Title                       Date
                 ----                               -----                       ----

/s/ John P. Calamos                     Trustee and President         )
-------------------------------------   (principal executive officer) )
John P. Calamos                                                       )
                                                                      )
                                                                      )
/s/ Joe F. Hanauer                  *   Trustee                       )
-------------------------------------                                 )
Joe F. Hanauer                                                        )
                                                                      )
                                                                      )
/s/ Weston W. Marsh                 *   Trustee                       )
-------------------------------------                                 )
Weston W. Marsh                                                       )
                                                                      )   February 28, 2007
                                                                      )
/s/ John E. Neal                    *   Trustee                       )
-------------------------------------                                 )
John E. Neal                                                          )
                                                                      )
                                                                      )
/s/ William R. Rybak                *   Trustee                       )
-------------------------------------                                 )
William R. Rybak                                                      )
                                                                      )
                                                                      )
/s/ Stephen B. Timbers              *   Trustee                       )
-------------------------------------                                 )
Stephen B. Timbers                                                    )
                                                                      )
                                                                      )
/s/ David D. Tripple                *   Trustee                       )
-------------------------------------                                 )
David D. Tripple                                                      )
                                                                      )
                                                                      )
/s/ Patrick H. Dudasik                  Vice President                )
-------------------------------------   (principal financial and      )
Patrick H. Dudasik                      accounting officer)           )


* James S. Hamman Jr. signs this document pursuant to powers of attorney filed herewith.


                                        By /s/ James S. Hamman Jr.
                                           -------------------------------------
                                           James S. Hamman Jr.
                                           Secretary

                                  EXHIBIT INDEX

(a)(3) Amendment No. 2 to Third Amended and Restated Agreement and Declaration of Trust, dated August 24, 2006.

(a)(4) Amendment No. 3 to Third Amended and Restated Agreement and Declaration of Trust, dated September 1, 2006.

(a)(5) Amendment No. 4 to Third Amended and Restated Agreement and Declaration of Trust, dated December 14, 2006.

(a)(6) Amendment No. 5 to Third Amended and Restated Agreement and Declaration of Trust, dated February 6, 2007.

(b)       Bylaws, as amended through September 13, 2006.

(d)(2) Amendment, dated August 1, 2006, to Management Agreement, dated December 13, 2004, with Calamos Advisors LLC.

(d)(8) Notification to Calamos Advisors LLC, regarding Establishment of Global Equity Fund, dated March 1, 2007.

(d)(13) Organizational Expenses Agreement, dated March 1, 2007, relating to Global Equity Fund.

(e)(1) Second Amended and Restated Distribution Agreement with Calamos Financial Services LLC, dated March 1, 2007.

(g)(4) Amendment, dated March 1, 2007, to Custody Agreement, dated November 15, 2000.

(h)(3) Notification of Additional Funds, dated February 28, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004.

(h)(8) Letter Agreement, dated February 28, 2007, with State Street Bank and Trust Company.

(h)(10) Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2007.

(h)(13) Amendment, dated March 1, 2007, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000.

(h)(17) Amendment, dated March 1, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000.

(h)(22) Amendment, dated March 1, 2007, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004.

(h)(24) Expense Limitation Agreement, dated March 30, 2006, with Calamos Advisors LLC, relating to Multi-Fund Blend.

(h)(25) Expense Limitation Agreement, dated March 1, 2007, with Calamos Advisors LLC.

(i)(1)    Consent of Bell, Boyd & Lloyd LLP.

(i)(2)    Opinion and consent of Goodwin Procter LLP.

(j)       Consent of independent registered public accounting firm.

(l)(10) Subscription Agreement -- Calamos Global Equity Fund, dated March 1, 2007, with Calamos Family Partners Inc.

(m)       Second Amended and Restated Distribution Plan, effective as of
          March 1, 2007.

(n)       Second Amended and Restated Rule 18f-3 Plan, dated March 1, 2007.

(q)       Powers of Attorney.